UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

PAX WORLD FUNDS SERIES TRUST III
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders

PAX WORLD FUNDS

ACTIVE U.S. EQUITY

PAX LARGE CAP FUND

PAX MID CAP FUND

PAX SMALL CAP FUND

SMART BETA U.S. EQUITY

PAX ESG BETA® QUALITY FUND

PAX ESG BETA® DIVIDEND FUND

PASSIVE INTERNATIONAL EQUITY

PAX MSCI EAFE ESG LEADERS INDEX FUND

GLOBAL THEMATIC EQUITY

PAX ELLEVATE GLOBAL WOMEN'S INDEX FUND

PAX GLOBAL ENVIRONMENTAL MARKETS FUND

FIXED INCOME

PAX CORE BOND FUND

PAX HIGH YIELD BOND FUND

MULTI-ASSET ALLOCATION

PAX BALANCED FUND

ANNUAL REPORT

December 31, 2017

PAX For Tomorrow®

Table of Contents

Glossary of Terms	1
Letter to Shareholders	5
Portfolio Manager Comments and Highlights
Pax Large Cap Fund	9
Pax Mid Cap Fund	13
Pax Small Cap Fund	17
Pax ESG Beta Quality Fund	21
Pax ESG Beta Dividend Fund	25
Pax MSCI EAFE ESG Leaders Index Fund	28
Pax Ellevate Global Women’s Index Fund	33
Pax Global Environmental Markets Fund	39
Pax Core Bond Fund	45
Pax High Yield Bond Fund	49
Pax Balanced Fund	54
Sustainable Investing Update	57
Shareholder Expense Examples	59
Schedules of Investments	62
Statements of Assets and Liabilities	106
Statements of Operations	110
Statements of Changes in Net Assets	112
Statements of Changes in Net Assets—Shares of Beneficial Interest	118
Financial Highlights	122
Notes to Financial Statements	138
Report of Independent Registered Public Accounting Firm	162
Account Options and Services	174

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 9824
Providence, RI 02940-8024

Investment Advisers

Impax Asset Management LLC
(formerly known as Pax World Management LLC)
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 9824
Providence, RI 02940-8024

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Glossary of Terms

Bloomberg Barclays U.S. Aggregate Bond Index is a broad based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in United States.

Blended Index for the Balanced Fund is composed of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Pax Global Environmental Markets Fund.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Index Funds Average. The Lipper Core Bond Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Equity Income Funds Index tracks the results of the 30 largest mutual funds in the Lipper Equity Income Funds Index Average. The Lipper Equity Income Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that track the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year

Glossary of Terms, continued

weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ration, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average characteristics compared to the S&P 500 Index.

Lipper Mid-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mid-Cap Core Funds Average. The Lipper Mid-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE mid-cap ceiling. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Pax Global Women’s Leadership Index a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap Index measures performance of the mid-capitalization sector of the U.S. equity market. The index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000 Index. The index is a subset of the Russell 1000 Index and serves as the underlying index for the Russell Midcap Growth and Value Index series. The Index is reconstituted annually.

S&P 500 Index is an unmanaged index of large capitalization common stocks.

Glossary of Terms, continued

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index and the Pax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take in to account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

Letter to Shareholders
by Joseph Keefe, President & CEO

Dear fellow shareholders,

2017 was a tale of two cities: a banner year for financial markets but a much more troubled, unsettled year in our larger national life. As investors, we were lifted up by markets; as citizens, perhaps many did not find the year quite so uplifting.

We live in unsettled, difficult times, obviously, but there is also a fundamental strength underlying the American economy, and more importantly, the character of the American people – something politicians and politics may test from time to time, or even undermine, but ultimately cannot destroy. This at least remains my fervent and abiding hope.

Equity markets had an extraordinary year, extending an eight-year run dating back to March 2009. The animal spirits that fuel markets tend to be favorably disposed toward easy money, liquidity and tax cuts, regardless of the long-term consequences, so this buoyancy has only accelerated the market’s climb. Perhaps more importantly, I think the rising market reflects strong fundamentals in the U.S. economy, and to some extent in Europe and elsewhere: low inflation, low interest rates and low unemployment coupled with strong corporate earnings and continued economic expansion.

Pax World shareholders have participated in this remarkable market growth even though some of our high-quality, lower-risk strategies don’t perform quite as well in a momentum-driven market such as the one we have been witnessing. That said, some of our funds experienced noticeable growth in 2017. The Pax Global Environmental Markets Fund (PGRNX), for example, grew from under $350 million at the beginning of the year to over $600 million at year end. This is a testament not only to its strong performance (see pp. 42 herein) but also to investors’ growing interest in companies that are providing solutions to global environmental challenges.

The big story at Pax this year was probably the sale of our investment adviser, Pax World Management LLC, whose name changed to Impax Asset Management LLC after being purchased by a wholly-owned subsidiary of Impax Asset Management Group plc of London, England. The name of Pax World Funds will not change, of course, nor will the sustainable investing approach we have pursued for many, many years.

As you undoubtedly know, the Funds’ shareholders have overwhelmingly approved new investment advisory agreements in connection with the acquisition. We view this as further recognition of the tremendous synergies that accompany this combination. Pax and Impax are two of the leading investment managers – indeed pioneers – focused on investing in the risks and opportunities arising from the transition to a more sustainable global economy. The two firms – now one – have highly complementary areas of investment management expertise, together with a strong product and geographic fit. We will now have significantly expanded investment management, research and client service capabilities, which in turn will enhance the resources and services we hope to offer existing and prospective shareholders and clients. Moreover, Pax and Impax already know each other well as Impax Asset Management Ltd. has been the sub-adviser for the Pax Global Environmental Markets Fund since we launched it in 2008. We could not be more pleased by this exciting combination.

The big story outside Pax this year – in addition to the daily drama of the Trump administration – was not only the parade of famous names (Harvey Weinstein, Matt Lauer, Charlie Rose, etc.) linked to sexual harassment scandals, but more importantly, the brave women who came forward, the meteoric rise of the #MeToo and “Time’s Up” movements, and Time Magazine bestowing “Person of the Year” honors on the victims of sexual abuse who have stood up to put an end to it.

At Pax, we strongly believe that eliminating sexual harassment and violence in the workplace requires strong corporate cultures and strong governance, and these in turn are bolstered by more women in the boardroom and more women in senior management. Gender diversity may not be the only answer to eliminating workplace harassment and violence, but we believe it is a key answer.

Yet women only hold 24% of corporate board seats and 17% of senior management positions globally. This needs to change – and at Pax we are working hard to change it.

Pax has been a recognized leader in gender lens investing from its earliest days, and in 2014 we launched the Pax Ellevate Global Women’s Index Fund (PXWEX), the first mutual fund to invest in the highest-rated companies in the world for advancing women through gender diversity on their boards and in executive management. Of the companies in the Fund, 99% have two or more women on their board and 91% have three or more women on their board. Women hold 35% of board seats and 29% of senior management positions among companies in the Fund, vs. global averages of 24% and 17%, respectively.1 The Fund provides our shareholders with the opportunity to invest in companies that are promoting gender diversity, building stronger cultures and governance, and making a genuine difference when it comes to sexual harassment and violence.

In fact, as investors we can not only invest in companies that are advancing women, we can also put pressure on companies that aren’t doing enough. A key element of gender lens investing is engaging with companies, encouraging them to do better. For example, since 2010, Pax has voted its proxies against or withheld support from more than 1,100 corporate board slates due to insufficient gender diversity. We also file shareholder resolutions asking companies to add more women to their boards. As a founding member of the Thirty Percent Coalition, we have worked with other institutional investors to convince over 150 companies to add women to their boards.

We have also filed shareholder resolutions asking companies to conduct pay audits to determine if disparities exist between male and female employees. We convinced Apple – the largest company in the world – to take such steps while a shareholder resolution we filed with Oracle received a majority of votes from outside shareholders. We petitioned the Securities and Exchange Commission to require companies to disclose pay ratios between male and female employees. We are committed to using our clout as investors to try to close the wage gap.

The point is this: our investments can make a profound difference when it comes to promoting gender equality – and indeed, on a range of other critical social and environmental issues. On behalf of Pax World Funds and our renamed management company, Impax Asset Management LLC, I can tell you that we remain committed, as always, to careful stewardship of your investment portfolios and to making a difference – for you, your families and the world we live in.

Sincerely,

Joseph F. Keefe

President

[1]	Pax Gender Analytics, 2017. The Fund’s underlying index, the Pax Global Women’s Leadership Index, had its annual reconstitution on 11/30/2017.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC, Pax Ellevate Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds’ distributor, ALPS Distributors, Inc., is not affiliated with Impax Asset Management LLC (formerly known as Pax World Management LLC), Pax Ellevate Management LLC, Aperio Group LLC, or Impax Asset Management, Ltd.

December 31, 2017
Pax Large Cap Fund

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

Portfolio Managers’ Comments

How did the Pax Large Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Institutional Class and Individual Investor Class of the Fund had total returns of 20.96% and 20.65% respectively, compared to 21.83% for the S&P 500 Index and 20.90% for the Lipper Large-Cap Core Funds Index.

In September 2017, Pax welcomed Andy Braun and Barbara Browning to the Pax investment management team. Mr. Braun joins as Portfolio Manager, and Ms. Browning, CFA as Co-Portfolio Manager of the Pax Large Cap Fund. Mr. Braun has also joined the portfolio management team of the Pax Balanced Fund. Chris Brown retired from Pax as Portfolio Manager on the Pax Large Cap Fund and Pax Balanced Fund effective December 31, 2017.

Mr. Braun and Ms. Browning each bring impressive credentials and talent to Pax and will strengthen our institutional quality investment capabilities. To read their biographies please visit paxworld.com/team.

What factors contributed to the Fund’s performance?

During the period, strong stock selection within the Consumer Staples and Real Estate sectors was offset by an overweight position in Energy, which was a sector with weak performance in 2017, and an underweight position in Technology, which was a sector with strong performance in 2017.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We increased exposure to companies with high Pax Sustainability Scores during the year. The Pax Sustainability Score is a proprietary ranking of companies’ environmental, social and governance (ESG) performance developed by the Adviser’s Sustainability Research team.

In addition, the Fund’s sector weight differences relative to the S&P 500 Index were reduced during the period, as we seek to drive performance through stock selection and mitigate the extent to which sector bets can influence portfolio returns.

December 31, 2017
Pax Large Cap Fund, continued

What portfolio holdings contributed positively to performance?

Estee Lauder performed very well for the Fund during 2017, rising nearly 70%. The company benefited from strong sales momentum outside the U.S., especially in its travel retail segment.

Whole Foods (up 38%) was the beneficiary of a takeover at a significant premium by Amazon during the year.

Amazon (up 56%) continued to exhibit extraordinary growth in e-commerce sales and web services revenues.

What portfolio holdings detracted from performance?

Celgene was the biggest detractor to Fund performance for the year. The stock performed well until October, when the company announced disappointing clinical results for a drug treating Crohn’s disease, and a slight revenue miss for a drug treating plaque psoriasis.

Schlumberger (down 19%) also detracted from performance during the year, as global demand troughed for oil service equipment during the year. However, demand started to pick up at the end of the period, as oil prices began to recover in the second half of 2017.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

December 31, 2017

Returns—Period ended December 31, 2017

Share class	Ticker Symbol	Total Return 1 Year	Average Annual Return Since Inception[1]
Institutional Class[2]	PXLIX	20.96%	19.21%
Individual Investor Class[2]	PAXLX	20.65%	18.91%
S&P 500 Index		21.83%	20.09%
Lipper Large-Cap Core Funds Index		20.90%	19.20%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	91.6%
Foreign Stocks	7.1%
Cash & Cash Equivalents	1.3%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	5.8%
Microsoft Corp.	4.2%
Amazon.com, Inc.	4.2%
PepsiCo, Inc.	3.2%
Zoetis, Inc.	3.2%
Bank of America Corp.	3.0%
Home Depot, Inc., The	3.0%
Walt Disney Co., The	2.8%
Johnson & Johnson	2.7%
Ingersoll-Rand PLC	2.7%
Total	34.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2017
Pax Large Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Information Technology	26.2%
Health Care	14.0%
Financials	13.6%
Consumer Discretionary	11.4%
Industrials	10.0%
Consumer Staples	7.7%
Energy	6.5%
Real Estate	3.9%
Materials	3.2%
Telecommunication Services	2.2%
Other assets and liabilities (net)	1.3%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax Mid Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Mid Cap Fund (the Fund) perform for the period?

For the year ended December 31, 2017, the Institutional Class and Individual Investor Class shares of the Fund had total returns of 13.91% and 13.57%, respectively, compared to 18.52% for the Russell Midcap Index (the Index) and 15.62% for the Lipper Mid-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Strong stock selection in the Real Estate and Consumer Staples sectors was not enough to offset poor results in the Technology and Financials sectors. From a style standpoint, growth outperformed value by 11.93% during the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

We have made the decision to move the Fund’s weighted average market capitalization higher. In our view, in a market that is faced with higher valuations, larger capitalization companies are relatively more attractive.

What portfolio holdings contributed positively to performance?

ICON Plc, a contract research organization (CRO), was our top contributor to performance. The company has been successful in reducing its outsized exposure to Pfizer, while growing revenues and earnings. The company has benefited from a strong biotechnology market as their access to capital has led to increased research and development (R&D) spending for ICON clients.

Alcoa Corp., an aluminum manufacturer, increased sharply during the period. Shares were likely driven by an improving outlook for aluminum pricing and earnings expectations that were revised upward.

Legg Mason, an asset manager, increased 44% during the year. Better than expected results coupled with a modest valuation likely drove shares higher. In addition, the company continues to return capital to shareholders through its share repurchase program and dividends.

December 31, 2017
Pax Mid Cap Fund, continued

What portfolio holdings detracted from performance?

Newell Brands, a consumer products company, declined sharply and was the Fund’s largest detractor. The company surprised investors when it reported disappointing Q3 results and lowered guidance. We believe the sell-off was an over-reaction and we continue to hold shares as Newell’s valuation is inexpensive.

Antero Resources, an exploration and production company, declined sharply during the period. The company declined on weaker than expected results late in the period. While natural gas prices remain low, we remain positive on the longer-term trends as the supply/demand dynamics continue to improve.

Capitol Federal Financial, a Kansas-based bank, declined 13% during the year. In our view, the decline was likely profit-taking after a strong finish to 2016.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

Returns—Period ended December 31, 2017

Share class	Ticker Symbol	Total Return 1 Year	Average Annual Return Since Inception[1]
Institutional Class[2]	PMIDX	13.91%	12.83%
Individual Investor Class[2]	PWMDX	13.57%	12.60%
Russell Midcap Index		18.52%	17.17%
Lipper Mid-Cap Core Funds Index		15.62%	17.12%

See “Glossary of Terms” for descriptions of benchmarks.

December 31, 2017

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is March 31, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	91.3%
Foreign Stocks	4.0%
Cash & Cash Equivalents	4.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Newmont Mining Corp.	4.3%
Biogen, Inc.	4.0%
ONE Gas, Inc.	3.9%
Weyerhaeuser Co., REIT	3.6%
Citizens Financial Group, Inc.	3.5%
Newell Brands, Inc.	3.2%
White Mountains Insurance Group, Ltd.	3.1%
Waste Management, Inc.	3.0%
Concho Resources, Inc.	3.0%
Citrix Systems, Inc.	2.9%
Total	34.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2017
Pax Mid Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	15.9%
Consumer Discretionary	12.2%
Industrials	11.2%
Information Technology	10.5%
Real Estate	10.5%
Health Care	8.8%
Materials	8.1%
Consumer Staples	7.8%
Energy	6.5%
Utilities	3.9%
Other assets and liabilities (net)	4.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager’s Comments

How did the Pax Small Cap Fund (the Fund) perform for the period?

For the annual period ended December 31, 2017, the Individual Investor Class, Institutional Class and Class A shares of the Fund had total returns of 8.77%, 9.10% and 8.80%, respectively, compared to 14.65% for the Russell 2000 Index and 13.95% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund’s performance?

Strong stock selection in the Consumer Staples and Real Estate sectors were more than offset by poor results in Energy, Financials and Healthcare. From a style standpoint, growth outperformed value by 14.33% during the period.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Late in the period, we reduced the magnitude of certain sector allocations. Specifically, we reduced the large overweight to the Financials sector and reduced our large underweight to the Technology sector. We’ve added exposure to Industrials and Materials companies, finding their cyclical exposure appealing with better economic growth.

What portfolio holdings contributed positively to performance?

Legg Mason, an asset manager, was the Fund’s top contributor to performance. The company posted better than expected financial results and continued to return capital to shareholders through its share repurchase program and dividends.

ICON Plc, a contract research organization (CRO), was a strong performer for the Fund. The company has been successful in reducing its outsized exposure to Pfizer, while growing revenues and earnings. The company has benefited from a strong biotechnology market as their access to capital has led to increased research and development (R&D) spending for ICON clients.

December 31, 2017
Pax Small Cap Fund, continued

Beacon Roofing Supply, a roofing and building products distributor, increased 41% during the period the Fund owned shares. In our view, shares rallied on increased earnings expectations from the passage of corporate tax cuts as well as the accretive acquisition of Allied Building Products.

What portfolio holdings detracted from performance?

PDC Energy, an exploration and production company, was the Fund’s largest detractor to performance during the period. Lower oil prices were the primary driver of the shares’ weakness, in our view. We exited the position on reduced confidence in the quality of the company’s Permian acreage.

Antero Resources, an exploration and production company, declined nearly 20% during the year. The company declined on weaker than expected results late in the period. While natural gas prices remain low, we remain positive on the longer-term trends as the supply/demand dynamics continue to improve.

SemGroup Corp., an energy pipeline company, declined nearly 23% during the period. Concerns over their leveraged balance sheet and the potential for a dilutive equity offering negatively impacted shares.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

December 31, 2017

Returns—Period ended December 31, 2017

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 Year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		8.77%	7.24%	13.59%	9.88%
Class A1,2,4	PXSAX	NAV[3]	8.80%	7.23%	13.60%	9.88%
		POP	2.82%	5.22%	12.31%	9.25%
Institutional Class[1]	PXSIX		9.10%	7.52%	13.89%	10.17%
Russell 2000 Index			14.65%	9.96%	14.12%	10.03%
Lipper Small-Cap Core Funds Index			13.95%	10.17%	13.64%	9.95%

See “Glossary of Terms” for descriptions of benchmarks.

The Fund’s inception date is March 27, 2008.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during the 5-year and since-inception periods: total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	94.9%
Foreign Stocks	0.7%
Cash & Cash Equivalents	4.4%
Total	100.0%

December 31, 2017
Pax Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Natus Medical, Inc.	3.7%
Investors Bancorp, Inc.	3.3%
White Mountains Insurance Group, Ltd.	3.0%
MRC Global, Inc.	3.0%
Beacon Roofing Supply, Inc.	2.9%
Ligand Pharmaceuticals, Inc.	2.9%
Antero Resources Corp.	2.9%
Capitol Federal Financial, Inc.	2.9%
HomeTrust Bancshares, Inc.	2.8%
Maple Leaf Foods, Inc.	2.6%
Total	30.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	21.4%
Industrials	17.9%
Information Technology	12.3%
Health Care	10.0%
Consumer Staples	6.7%
Consumer Discretionary	6.4%
Energy	6.2%
Real Estate	6.1%
Materials	5.1%
Utilities	2.2%
Telecommunication Services	1.1%
Other assets and liabilities (net)	4.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax ESG Beta Quality Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Aperio Group

Portfolio Manager David Loehwing Impax (formerly Pax)

Portfolio Managers’ Comments

How did the Pax ESG Beta Quality Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Fund’s Individual Investor Class, Institutional Class, and Class A shares had total returns of 21.89%, 22.22% and 21.96%, respectively, compared to 21.69% for the Russell 1000 Index and 20.54% for the Lipper Multi-Cap Core Funds Index.

What factors contributed positively to performance?

Environmental, social and governance (ESG) factors, as measured by the Pax Sustainability Score, added to relative results for the period. The Fund overweights the portfolio towards companies with ESG strength. During the period, companies with stronger ESG profiles outperformed those with weaker ESG profiles.

The Fund’s factor tilt towards higher profitability benefited relative results for the period as well.

Industry exposures, which are driven by the factor and ESG tilts, contributed to relative returns for the period. Particularly, an underweight position to the lagging energy sector benefited relative performance.

What factors detracted from performance?

The overweight towards quality factors detracted from relative results for the period. Particularly, the strategy’s exposure to companies with higher earnings yield and earnings quality were the largest style factor detractors. The strategy’s exposure to lower volatility hampered relative results as well.

December 31, 2017
Pax ESG Beta Quality Fund, continued
Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

Returns—Period ended December 31, 2017

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 Year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		21.89%	9.81%	13.89%	7.74%
Class A1,2,4	PXGAX	NAV[3]	21.96%	9.84%	13.91%	7.75%
		POP	15.26%	7.78%	12.62%	7.14%
Institutional Class[1]	PWGIX		22.22%	10.09%	14.18%	8.00%
Russell 1000 Index			21.69%	11.23%	15.71%	8.59%
Lipper Multi-Cap Core Funds Index			20.54%	10.07%	14.24%	7.69%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during the 5- and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

December 31, 2017

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Stocks	98.2%
Foreign Stocks	1.2%
Cash & Cash Equivalents	0.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	3.1%
Johnson & Johnson	2.7%
3M Co.	2.6%
PepsiCo, Inc.	2.5%
Amazon.com, Inc.	2.5%
Aflac, Inc.	2.3%
Texas Instruments, Inc.	2.2%
Alphabet, Inc., Class A	2.2%
Microsoft Corp.	2.1%
PNC Financial Services Group, Inc.	2.1%
Total	24.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2017
Pax ESG Beta Quality Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Information Technology	24.2%
Consumer Discretionary	16.3%
Health Care	14.4%
Financials	11.3%
Industrials	9.3%
Consumer Staples	8.6%
Real Estate	6.6%
Utilities	4.1%
Materials	2.1%
Telecommunication Services	1.7%
Energy	0.7%
Other assets and liabilities (net)	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax ESG Beta Dividend Fund

Portfolio Manager Ran Leshem

Portfolio Manager Robert Tymoczko

Portfolio Manager Michael Branch, CFA

Portfolio Manager Annie Tan Aperio Group

Portfolio Manager David Loehwing Impax (formerly Pax)

Portfolio Managers’ Comments

How did the Pax ESG Beta Dividend Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Fund’s Institutional Class and Individual Investor Class shares had total returns of 19.44% and 19.24%, respectively, compared to 21.69% for the Russell 1000 Index and 16.43% for the Lipper Equity Income Funds Index.

What factors contributed positively to performance?

Environmental, social and governance (ESG) factors, as measured by the Pax Sustainability Score, added to relative results for the year. The Fund overweights the portfolio towards companies with ESG strength. During the period, companies with stronger ESG profiles outperformed those with weaker ESG profiles.

In addition, exposure to companies with higher profitability and management quality benefited the Fund slightly.

What factors detracted from performance?

The tilt towards dividend sustainability factors detracted from relative performance. Specifically, the strategy’s exposure to companies with higher earnings quality was the largest detractor for the period.

In addition, the overweight towards companies with higher dividend yield was a detractor to relative results for the year as higher dividend-paying stocks lagged in 2017’s low-volatility and growth-oriented market environment.

December 31, 2017
Pax ESG Beta Dividend Fund, continued
Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

Returns—Period ended December 31, 2017

Share class	Ticker Symbol	Total Return 1 Year	Average Annual Return Since Inception[1]
Institutional Class[2]	PXDIX	19.44%	17.69%
Individual Investor Class[2]	PAXDX	19.24%	17.50%
Russell 1000 Index		21.69%	19.97%
Lipper Equity Income Funds Index		16.43%	15.24%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Stocks	96.2%
Foreign Stocks	2.9%
Cash & Cash Equivalents	0.9%
Total	100.0%

December 31, 2017

Top Ten Holdings

Company	Percent of Net Assets
3M Co.	3.1%
Microsoft Corp.	3.1%
Johnson & Johnson	2.7%
Amazon.com, Inc.	2.5%
Cisco Systems, Inc.	2.4%
Apple, Inc.	2.3%
AT&T, Inc.	2.2%
Home Depot, Inc., The	2.0%
Procter & Gamble Co., The	2.0%
Texas Instruments, Inc.	2.0%
Total	24.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	23.3%
Industrials	15.4%
Consumer Discretionary	14.8%
Health Care	11.6%
Financials	9.4%
Consumer Staples	8.5%
Real Estate	3.5%
Telecommunication Services	3.4%
Materials	3.4%
Energy	3.0%
Utilities	2.8%
Other assets and liabilities (net)	0.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax MSCI EAFE ESG Leaders Index Fund

Portfolio Manager Steve Falci, CFA

Portfolio Manager Scott LaBreche

Portfolio Manager Greg Hasevlat

Portfolio Managers’ Comments

How did the Pax MSCI EAFE ESG Leaders Index Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Institutional Class and Individual Investor Class of the Fund had total returns of 23.34% and 23.01%, respectively, compared to 23.37% for the MSCI EAFE ESG Leaders (Net) Index (the “Index”) and 25.03% for the MSCI EAFE (Net) Index (“EAFE Index”), and 25.46% for the Lipper International Large-Cap Core Funds Index.

While the Fund performed in-line with the Index, it underperformed the EAFE Index during the year as momentum and high beta stocks drove market returns, especially during the second half of 2017. These conditions were unfavorable due to the Fund’s lower risk profile, a byproduct of the Fund’s ESG focus. The Fund’s Institutional Class (PXNIX) has produced 11% lower beta and 9% lower risk (as measured by standard deviation) than the EAFE Index over the trailing 3 years, ending December 31, 2017.1

Investing in international developed companies demonstrating strong ESG characteristics is the Fund’s strategy for achieving better long-term investment performance. On a short-term basis, other factors can negatively affect returns and mitigate the impact of this ESG focus, which was the case for 2017.

Over longer time periods, the Fund has produced strong peer results. Over the five-year period ending December 31, 2017, the Fund (PXNIX) ranks in the 23% percentile (out of 72 funds based on average annual returns within the Lipper International Large Cap Core classification), and a top 36% five-year peer percentile ranking (out of 535 funds based on average annual returns within the Morningstar Foreign Large Blend classification).2

December 31, 2017

What is the investment objective of the Fund?

The Fund is designed to track the performance of the Index. The Fund and the Index are constructed to have a better ESG profile than the EAFE Index, and the Fund’s holdings averaged an overall rating of AA on MSCI ESG Research’s seven-point scale compared to an overall rating of A for the EAFE Index as of December 31, 2017.3 Long term, the Fund seeks to generate better risk-adjusted performance than the EAFE Index through its ESG Leadership focus.

What contributed positively and negatively to performance?

International developed markets, as represented by the EAFE Index, produced strong absolute results in 2017, outperforming U.S. markets, as represented by the S&P 500 Index, for the first time since 2013. The EAFE Index returned 25.03% compared to U.S. equity markets return of 21.83%.

The Fund’s ESG profile detracted from relative performance versus the EAFE Index over the one-year period. The Fund’s large underweight to ESG laggards was a significant detractor as was its large overweight to ESG leaders. Longer term, since the Fund’s inception, an overweight to the highest-rated ESG companies has contributed to relative performance.

In 2017, over 90% of the Fund’s underperformance can be attributed to holdings not held within the Fund (or the Index) because they did not meet minimum ESG thresholds. Companies that posted strong returns during the year but were excluded from the Fund include companies in the following sectors and industries: Industrials, led by Machinery, Construction & Engineering and Aerospace & Defense; Materials, driven by Metals & Mining and Chemicals; and Information Technology, led by Software and Semiconductors.

[1]	The Pax MSCI EAFE ESG Leaders Index Fund – Institutional Class (PXNIX) three-year beta is 0.89 compared to 1.00 for the EAFE Index. A beta greater than 1.00 indicates above average volatility and risk.The Fund’s (PXNIX) three-year standard deviation is 10.81 compared to 11.83 for the EAFE Index. Standard Deviation measures a Fund’s variation around its mean performance; a high standard deviation implies greater volatility. The minimum investment needed for investment in PXNIX is $250,000.

[2]	Data shown represents rankings for the Pax MSCI EAFE ESG Leaders Index Fund Institutional Class in the Lipper International Large Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax MSCI EAFE ESG Leaders Index Fund – Institutional Class (PXNIX) 1-year 70th percentile rank out of 95 funds, 3-year 54th percentile rank out of 77 funds and the 5-year 23rd percentile rank out of 72 funds. Data shown represents rankings for the Pax MSCI EAFE ESG Leaders Index Fund Institutional Class in the Morningstar Foreign Large Blend category based on average annual returns. Morningstar rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with

December 31, 2017
Pax MSCI EAFE ESG Leaders Index Fund, continued

that of other funds in the category. The Pax MSCI EAFE ESG Leaders Index Fund – Institutional Class (PXNIX) 1-year 77th percentile rank out of 756 funds, 3-year 69th percentile rank out of 597 funds and the 5-year 36th percentile rank out of 535 funds. PXNIX is the oldest share class.

[3]	MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

Returns—Period ended December 31, 2017

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 Years	5 Years	Since Inception
Institutional Class[1]	PXNIX	23.34%	7.08%	7.70%	5.59%
Individual Investor Class[1,2]	PXINX	23.01%	6.81%	7.43%	5.32%
MSCI EAFE ESG Leaders (Net) Index		23.37%	7.92%	8.35%	6.18%
MSCI EAFE (Net) Index		25.03%	7.80%	7.90%	5.58%
Lipper International Large-Cap Core Funds Index		25.46%	7.62%	7.45%	5.26%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

December 31, 2017

[1]	The Fund’s inception date is January 27, 2011. On March 31, 2014, Pax World International Fund and Pax MSCI EAFE ESG Index ETF merged into the Pax MSCI International ESG Index Fund (the Fund), a passively managed index fund which seeks investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. Based on the similarity of the Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the mergers for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	Inception of the Individual Investor Class is March 31, 2014. The performance information shown for the Individual Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Individual Investor Class.

Asset Allocation	Percent of Investments
Foreign Stocks	97.7%
Exchange-Traded Funds	2.3%
Cash & Cash Equivalents	0.0%*
Total	100.0%

*	Rounds to less than 0.05%

Top Ten Holdings

Company	Percent of Net Assets
Vanguard FTSE Developed Market	2.3%
Novartis AG	2.2%
Roche Holding AG	2.2%
Novo Nordisk A/S, Class B	1.7%
TOTAL SA	1.7%
SAP SE	1.6%
Commonwealth Bank of Australia	1.6%
GlaxoSmithKline PLC	1.5%
BASF SE	1.5%
Allianz SE	1.3%
Total	17.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2017
Pax MSCI EAFE ESG Leaders Index Fund, continued
Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	20.9%
Industrials	14.1%
Consumer Discretionary	11.9%
Health Care	11.2%
Consumer Staples	9.7%
Materials	8.5%
Information Technology	6.3%
Telecommunication Services	4.2%
Energy	3.6%
Real Estate	3.6%
Utilities	3.4%
Exchange-Traded Funds	2.3%
Rights	0.0%*
Other assets and liabilities (net)	0.3%
Total	100.0%

*	Rounds to less than 0.05%.

May include companies representing multiple industries within a single “Sector”.

Geographical Diversification

Country	Percent of Net Assets
Japan	22.6%
United Kingdom	13.0%
Germany	10.1%
France	9.5%
Australia	9.4%
Switzerland	9.0%
Netherlands	5.5%
Sweden	4.0%
Spain	3.5%
Denmark	2.6%
Hong Kong	1.9%
Italy	1.5%
Singapore	1.3%
Norway	0.9%
Ireland	0.7%
Finland	0.4%
Belgium	0.4%
Israel	0.3%
Portugal	0.3%
Luxembourg	0.2%
Austria	0.2%
New Zealand	0.1%
Other assets & liabilities (net)	2.6%
Total	100.0%

December 31, 2017
Pax Ellevate Global Women’s Index Fund

Portfolio Manager Julie Fox Gorte, Ph.D.

Portfolio Manager Scott LaBreche

Portfolio Manager Heather Smith Pax Ellevate Management LLC

Portfolio Managers’ Comments

How did the Pax Ellevate Global Women’s Index Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Individual Investor and Institutional Class had total returns of 24.86% and 25.14%, respectively, compared to 22.78% for the Pax Global Women’s Leadership Index (Women’s Index), 22.40% for the MSCI World (Net) Index (World Index) and 22.55% for the Lipper Global Multi-Cap Core Funds Index.

The Fund’s investment process, which overweights companies with favorable gender leadership characteristics, added value in 2017. The Institutional share class (PXWIX)1 outperformed the World Index by 274 basis points (bps)2 and the Women’s Index by 236 bps.

Investing in companies with greater representation by women in leadership is the Fund’s strategy for obtaining better long-term investment performance. For the 42-month period ended December 31, 2017 - since the Fund was reorganized as the Pax Ellevate Global Women’s Index Fund - the Fund has outperformed the World Index: Institutional Class shares and Individual Investor Class shares have returned 8.43% and 8.17%, respectively, versus the World Index return of 7.85%. Outperformance during this period came with lower risk.3 Over the 42-month period ending December 31, 2017, the Fund’s Institutional Class has produced 12% lower beta, 10% lower standard deviation and 15% lower downside capture versus the World Index.4

In addition, the Fund has produced strong results compared with peers. The Institutional Class shares of the Fund (PXWIX) has posted a top 32% ranking (out of 139 funds) over the 42-month since reorganization period, and a top 32% ranking (out of 144 funds) for the three-year period ended December 31, 2017, based on average annual returns within the Lipper Global Multi-Cap Core classification.5

December 31, 2017
Pax Ellevate Global Women’s Index Fund, continued

The Fund’s gender leadership profile added the most to relative performance versus the World Index during the 42-month since reorganization period ending December 31, 2017. Over this period, the Fund’s overweight to the highest-rated gender leadership group and its underweights to the lowest-ranked companies within the bottom two quartiles have fueled the Fund’s outperformance. In addition, companies with three or more women directors and at least 25% women in senior management have contributed significantly to long-term performance.

What is the investment objective of the Fund?

The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women’s Index, an index of companies around the world that are leaders in advancing women through gender diversity on their boards of directors and in management, and through other policies and programs.

The Fund’s strategic beta investment approach overweights companies with more favorable gender leadership characteristics – e.g., the number of women on the board of directors and women in management – rather than weighting companies in the Fund based solely on market capitalizations.

Women hold 35% of the board seats and 29% of senior management positions in companies in the Fund, compared to 24% and 17%, respectively, within the World Index. In addition, 91% percent of companies in the Fund have three or more women on the board and 99% have two or more women on the board, compared with 41% and 67%, respectively, for companies in the World Index. 34% of companies in the Fund have a woman CEO or CFO, compared with 14% of companies in the World Index.6

What contributed positively and negatively to performance?

The Fund’s gender leadership profile added the most to relative performance versus the World Index during the year. For the year, companies ranked in the top quartile or the highest-rated gender leadership group added the most to relative performance, while no allocation to the gender laggards in the bottom quartile detracted slightly. In addition, companies with three or more women directors and companies with at least 25% women in senior management contributed meaningfully during the year.

On a sector basis, the Fund’s underweight allocation in Energy produced the most relative performance versus the World Index. This sector has notably fewer women in board and senior management roles than most others. The Information

December 31, 2017

Technology sector added to relative performance and was the highest performing sector in 2017. Notable Information Technology companies that were among the highest contributors include: Texas Instruments, Salesforce, Facebook, Xerox and Microsoft. Within Health Care, Pharmaceuticals and Health Care Equipment & Supplies added to outperformance. Consumer Staples and Telecommunications detracted the most during the year, driven by the underperformance of companies within Food Products: Kellogg Company and General Mills, and Diversified Telecom: AT&T and Verizon.

On a regional basis, the Fund’s North American and European region holdings added the most to relative performance, while holdings in the Pacific detracted during the year. Within North America, gender leaders in the U.S. produced the best relative results. Within Europe, gender leaders in France, Norway and the Netherlands added the most to relative performance. In the Pacific region, the Fund’s underweight to Japan - no Japanese companies rank among the top 400 companies in the world based on our gender diversity criteria - and Hong Kong, and selections within Australia detracted from relative performance.

Footnotes:

[1]	The minimum investment needed for investment in PXWIX is $250,000.

[2]	A basis point (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

[3]	Lower Risk is measured by standard deviation. See footnote 4.

[4]	The Pax Ellevate Global Women’s Index Fund – Institutional Class (PXWIX) 42-month since reorganization period beta is 0.88 compared to 1.00 for the World Index. Beta reflects the sensitivity of a Fund’s return to fluctuations in its benchmark: a beta for a benchmark is 1.00. A beta greater than 1.00 indicates above average volatility and risk. The Pax Ellevate Global Women’s Index Fund – Institutional Class (PXWIX) 42-month since reorganization period standard deviation is 8.91 compared to 9.86 for the World Index. Standard Deviation measures a Fund’s variation around its mean performance; a high standard deviation implies greater volatility. The Pax Ellevate Global Women’s Index Fund – Institutional Class (PXWIX) 42-month since reorganization period downside capture is 85.42 compared to 100 for the World Index. Downside capture measures an investment manager’s overall performance in down-markets. A downside capture ratio less than 100 indicates that the investment manager has outperformed its index during down-markets, while downside capture ratio greater than 100 indicates that the investment manager has underperformed its index during down-markets.

[5]	Data shown represents rankings for the Pax Ellevate Global Women’s Index Fund - Institutional Class (PXWIX) in the Lipper Global Multi-Cap Core category based on average annual returns. Lipper rankings are based on total returns (not including sales charges) for the periods indicated and compare total return performance with that of other funds in the category. The Pax Ellevate Global Women’s Index Fund - Institutional Class (PXWIX) 1-year 33rd percentile rank out of 194 funds, 3-year 32nd percentile rank out of 144 funds, 5-year 45th percentile rank out of 120 funds, 10-year 65th percentile rank out of 70 funds and since reorganization 06/04/14 32nd percentile rank out of 139 funds.

[6]	Pax Gender Analytics, 2017. The Fund’s underlying index, the Women’s index, had its annual reconstitution on 11/30/2017.

December 31, 2017
Pax Ellevate Global Women’s Index Fund, continued

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2017

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	24.86%	9.41%	11.57%	4.08%
Institutional Class[1,2]	PXWIX	25.14%	9.67%	11.84%	4.34%
Pax Global Women's Leadership (Net) Index*		22.78%	10.02%	N/A	N/A
MSCI World (Net) Index		22.40%	9.26%	11.64%	5.03%
Lipper Global Multi-Cap Core Funds Index		22.55%	9.66%	11.16%	5.88%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

*	A custom index calculated by MSCI. Inception date of Women’s Index is February 28, 2014.

[1]	On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Pax Ellevate Global Women’s Index Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

December 31, 2017

Asset Allocation	Percent of Investments
U.S. Stocks	58.0%
Foreign Stocks	37.6%
Exchange-Traded Funds	4.4%
Cash & Cash Equivalents	0.0%*
Total	100.0%

*	Rounds to less than 0.05%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	3.0%
SPDR S&P 500 ETF Trust	2.7%
Texas Instruments, Inc.	2.0%
KeyCorp.	2.0%
Target Corp.	2.0%
Facebook, Inc., Class A	2.0%
Estee Lauder Cos, Inc., The, Class A	1.9%
Kellogg Co.	1.9%
American Water Works Co., Inc.	1.9%
Ulta Beauty, Inc.	1.9%
Total	21.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	21.4%
Information Technology	18.2%
Consumer Discretionary	14.9%
Consumer Staples	13.1%
Health Care	7.5%
Industrials	6.1%
Utilities	4.6%
Exchange-Traded Funds	4.4%
Telecommunication Services	4.0%
Energy	2.2%
Materials	1.9%
Real Estate	1.6%
Other assets and liabilities (net)	0.1%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax Ellevate Global Women’s Index Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	62.1%
France	8.1%
Canada	5.3%
United Kingdom	4.4%
Sweden	4.1%
Australia	3.4%
Germany	3.0%
Netherlands	2.7%
Norway	1.5%
Singapore	1.3%
Ireland	1.0%
Spain	0.7%
Switzerland	0.6%
Finland	0.5%
Hong Kong	0.3%
Italy	0.3%
Denmark	0.2%
Belgium	0.2%
Israel	0.1%
New Zealand	0.1%
Other assets and liabilities (net)	0.1%
Total	100.0%

December 31, 2017
Pax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Bruce Jenkyn-Jones Sub-Adviser Impax Asset Management Ltd.

Portfolio Managers’ Comments

How did the Pax Global Environmental Markets Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Individual Investor Class, Class A, and Institutional Class of the Fund had total returns of 26.42%, 26.45%, and 26.79%, respectively, versus 23.97% for the MSCI All-Country World (Net) Index (“ACWI”) and 31.02% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors contributed to the Fund’s performance?

A backdrop of robust global economic growth accompanied by muted inflation proved to be a supportive environment for global equity markets in 2017. Interest rates started to normalize, and while some regional political and certain geopolitical risks remained, stocks were buoyant given continued strong earnings delivery and much improved consumer confidence. Not surprisingly these dynamics supported Emerging Market equities as well, outperforming Developed Markets.

Severe weather events and natural disasters featured prominently in the news this past year. Record breaking hurricanes, torrential monsoon rains, and historic flooding claimed lives and destroyed property in the Caribbean, South Asia and the United States. Nations (and insurance companies) are increasingly footing record bills for such hard-to-anticipate and non-economic events around the world.

Not by coincidence, it is our view that global governments’ resolve to invest in sustainable economies is stronger than ever. Last year, the world emitted historic levels of carbon, resulting in many European countries forming an alliance to ‘Power Past Coal’ and several moving to ban fossil fuel cars by 2040. Strong environmental agendas in Europe include further investments in clean energy, a more sustainable transportation infrastructure, initiatives on Buildings Energy Efficiency improvements, smart grids, and waste. In China, Xi Jinping is moving aggressively on issues of air, water, and soil pollution, rolling out a combination of incentivizing and punitive environmental policies at an unprecedented pace. China is also prioritizing the building of a clean energy and transportation infrastructure,

December 31, 2017
Pax Global Environmental Markets Fund, continued

dealing with polluters and waste, and recognizing that clean water is essential to growing an economy. On the policy side, the United States government is lagging, but large states like California and New York are taking the lead instead.

At the company level, in addition to healthy economies and supportive policy, we believe that it is increasingly resource efficient economics for end market users and consumer preferences that are driving strong earnings for this portfolio of well-managed environmental solution providers.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The portfolio has been more defensively positioned given overall global equity valuations, and retains its underweight position in North America and overweight position in Europe versus the ACWI.

The weighting in the Energy subsector increased over the year, with new allocations incorporating exposure to the transition to low carbon transportation and Buildings Energy Efficiency. Exposure to the Water subsector decreased as a result of profit taking on strong performing stocks in Water Infrastructure, Water Utilities, and Environmental Testing & Gas Sensing. The Waste allocation rose slightly, while exposure to the Sustainable Food & Agriculture subsector is roughly unchanged.

What portfolio holdings contributed positively to performance relative to the FTSE EOAS?

The Water sector contributed most to performance on both an absolute basis and relative to the FTSE EOAS. The Water Infrastructure subsector, including industrial capital goods companies active in flow and pump technologies, was notably strong as municipal budgets have recovered and much needed water infrastructure investments are being implemented. Pollution Control solution providers, especially Environmental Testing companies, also performed strongly all year. Whether for vehicle emissions testing, water quality monitoring or to detect toxins in food, it is our view that analytical instruments are a core part of the process of detection and therefore the management and solution for pollution challenges.

Stock selection within the Buildings Energy Efficiency and Transport Energy Efficiency subsectors also contributed positively to performance relative to FTSE EOAS. Buildings can use as much as 40% of their energy costs for heating and cooling alone, thus companies delivering energy-efficient insulation, heating & cooling and efficient hot water solutions, and smart lighting, added robust returns.

December 31, 2017

The acceleration away from petrol and diesel engines benefited companies with exposure to the electric and hybrid vehicle value chain, such as Delphi Automotive (now split into Aptiv and Delphi Technologies), a top contributor for the year. The portfolio managers favor investments in companies supplying critical components for this transition such as power electronics for vehicles and charging infrastructure. Forecasts for the arrival of the ‘tipping point’ in electric vehicle and hybrid sales are continuing to move closer, prompting automotive companies, related original equipment manufacturers (OEM) and technology providers to move in this direction.

What portfolio holdings detracted from performance relative to the FTSE EOAS?

All environmental markets subsectors produced positive absolute returns during 2017. An underweight to the Industrial Energy Efficiency subsector relative to the FTSE EAOS detracted most from performance as these names performed well during the year.

At the stock level, the few detractors suffered from stock specific issues. The notable laggard for the year was Acuity Brands (Buildings Energy Efficiency, US) which saw significant weakness due to inventory concerns and softness in certain product end markets.

Portfolio Highlights (Unaudited)

Annual Total Return—Historical Growth of $10,000 – Since Inception

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450).

December 31, 2017
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2017

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		26.42%	11.30%	12.09%	6.52%
Class A1,2,4	PXEAX	NAV[3]	26.45%	11.31%	12.11%	6.53%
		POP	19.54%	9.23%	10.83%	5.91%
Institutional Class[1]	PGINX		26.79%	11.59%	12.39%	6.79%
MSCI ACWI (Net) Index			23.97%	9.30%	10.80%	5.77%
FTSE Environmental Opportunities Index Series			31.02%	12.79%	13.65%	N/A

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]	The Fund’s inception date is March 27, 2008. The Fund’s investment adviser assumed certain expenses during each period shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	57.7%
U.S. Stocks	40.0%
Cash & Cash Equivalents	2.3%
Total	100.0%

December 31, 2017

Top Ten Holdings

Company	Percent of Net Assets
Sealed Air Corp.	4.0%
Suez	3.7%
Siemens AG	3.3%
TE Connectivity, Ltd.	3.3%
Legrand SA	3.2%
East Japan Railway Co.	3.1%
Danaher Corp.	3.0%
Ecolab, Inc.	2.9%
Ferguson PLC	2.9%
Xylem, Inc.	2.8%
Total	32.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Geographical Diversification

Country	Percent of Net Assets
United States	40.2%
United Kingdom	10.8%
Japan	9.5%
France	9.4%
Germany	6.7%
Ireland	3.8%
China	3.3%
Switzerland	3.3%
Hong Kong	2.9%
Netherlands	2.5%
Taiwan	2.3%
Belgium	1.8%
Spain	1.8%
Other assets and liabilities (net)	1.7%
Total	100.0%

December 31, 2017
Pax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
	Renewable & Alternative Energy		1.5%
	Renewable Energy Developers & Independent Power Producers (IPPs)	1.5%

	Energy Efficiency		36.3%
	Power Network Efficiency	5.4%
	Industrial Energy Efficiency	4.5%
	Buildings Energy Efficiency	12.7%
	Transport Energy Efficiency	9.1%
	Consumer Energy Efficiency	1.3%
	Diversified Energy Efficiency	3.3%

	Water Infrastructure & Technologies		26.8%
	Water Infrastructure	9.9%
	Water Treatment Equipment	6.0%
	Water Utilities	10.9%

	Pollution Control		13.4%
	Pollution Control Solutions	1.8%
	Environmental Testing & Gas Sensing	8.5%
	Public Transportation	3.1%

	Waste Management & Technologies		4.7%
	Waste Technology Equipment	1.3%
	Recycling & Value Added Waste Processing	1.2%
	General Waste Management	2.2%

	Food, Agriculture & Forestry		12.8%
	Logistics, Food Safety & Packaging	8.9%
	Sustainable & Efficient Agriculture	3.9%

	Diversified Environmental		2.8%
	Diversified Environmental	2.8%
	Other assets and liabilities (net)	1.7%	1.7%
		100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax Core Bond Fund

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager’s Comments

How did the Pax Core Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Institutional Class and Individual Investor Class shares of the Fund had total returns of 2.82% and 2.56%, respectively, compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index and 3.95% for the Lipper Core Bond Funds Index.

What factors contributed to the Fund’s performance?

Performance within the Fund’s corporate and government related sectors detracted from performance. Conversely, the Fund’s Treasury and taxable Municipal bond sectors were the top contributors.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

In general, the Fund continues to be positioned as a high credit quality portfolio with an average credit rating of AA-. We continue to have the view that we are in the latter part of the credit cycle and choose to focus mainly on higher credit quality companies.

During the year the Fund purchased a number of impact holdings including a Tesla Energy Solar asset-backed securities (ABS), green Fannie Mae Commercial mortgage-backed securities (CMBS) and green taxable municipal bonds. Our impact holdings now stand at 13.1% of the portfolio.

What portfolio holdings contributed positively to performance?

The Fund’s treasuries securities with maturities of 10 years and greater were positive contributors to performance. Despite forecasters calling for higher rates, rates on long-term treasuries have come down as the yield curve has flattened.

What portfolio holdings detracted from performance?

The Fund’s short-term treasuries detracted from performance. These treasuries were impacted by the Federal Reserve raising rates during the period.

December 31, 2017
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Annual Total Return—Historical Growth of $10,000 – Since Inception

Returns—Period ended December 31, 2017

Share class	Ticker Symbol	Total Return 1 Year	Average Annual Return Since Inception[1]
Institutional Class[2]	PXBIX	2.82%	3.61%
Individual Investor Class[2]	PAXBX	2.56%	3.34%
Bloomberg Barclays U.S. Aggregate Index		3.54%	4.53%
Lipper Core Bond Funds Index		3.95%	4.79%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	96.6%
Foreign Bonds	1.1%
Cash & Cash Equivalents	2.3%
Total	100.0%

December 31, 2017

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 1.875%, 04/30/22	5.2%
United States Treasury Note, 2.375%, 08/15/24	5.2%
United States Treasury Note, 2.750%, 11/15/47	3.4%
United States Treasury Note, 2.375%, 05/15/27	3.4%
United States Treasury Note, 2.125%, 11/30/23	2.1%
United States Treasury Note, 1.375%, 01/15/20	1.7%
United States Treasury Note, 4.500%, 02/15/36	1.7%
United States Treasury Note (TIPS), 0.375%, 07/15/27	1.4%
United States Treasury Note, 2.125%, 09/30/21	1.4%
United States Treasury Note, 2.125%, 03/31/24	1.4%
Total	26.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Treasury Bonds	33.3%
Corporate Bonds	28.5%
Mortgage-Backed Bonds	27.0%
Municipal Bonds	5.0%
Agency/Gov't Related Bonds	2.8%
Gov't Bonds	0.7%
Community Investment Notes	0.5%
Other assets and liabilities (net)	2.2%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	62.7%
AAA	3.2%
AA+	2.2%
AA	1.8%
AA-	3.2%
A+	3.2%
A	4.7%
A-	4.3%
BBB+	4.4%
BBB	3.5%
BBB-	3.2%
BB+	0.4%
BB	1.1%
BB-	1.2%
B+	0.3%
Not Rated	0.6%
100.0%

*	Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

December 31, 2017
Pax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager’s Comments

How did the Pax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Individual Investor Class, Class A, and Institutional Class shares of the Fund had total returns of 6.37%, 6.36%, and 6.64%, respectively, compared to 6.98% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 7.53% for the Lipper High Yield Bond Funds Index.

While falling modestly behind the benchmark, the Fund’s performance in the period is consistent with our expectations in strong market conditions. Improving economic indicators, moderate inflation, low default activity and modest net supply have all contributed to the favorable high yield market environment.

What factors contributed to the Fund’s performance?

The Fund’s performance was driven by strong individual credit selection offset by an allocation to cash, the portfolio’s underweight in the Utility sector and an overweight to the Retail sector. The Fund had notably strong credit selection in the Services, Energy and Media sectors offset by poor selection in Retail. The average cash balance of approximately 4.8% detracted from relative performance by approximately 30 basis points.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

Consistent with our recent efforts to migrate higher in credit quality, the Fund’s BB rated bonds increased to 50.8% from 42.3%. B rated bonds declined to 37.7% from 44.2%. CCC rated bonds increased slightly to 6.6% from 6.1%. As of December 31, 2017, the average credit quality of the Fund as measured by S&P credit ratings was B+. The duration of the Fund declined from 4.03 years at December 31, 2016 (versus benchmark at 4.15 years) to 3.82 years at December 31, 2017 (versus benchmark of 4.04 years).

By sector, the Fund increased exposure to the Consumer Goods, Basic Industry, Automotive and Leisure sectors. The Fund reduced exposure to the Energy, Financial Services and Transportation sectors. The top 10 positions in the Fund at December 31, 2017 made up 16.5% of the Fund versus 16.9% at December 31, 2016.

December 31, 2017
Pax High Yield Bond Fund, continued

What portfolio holdings contributed positively to performance?

Ion Geophysical, a seismic data provider, performed very well on the back of improved margin performance and a broad recovery in the Energy sector. PR Wireless, a wireless telecommunications service provider, also performed well after they announced a joint venture with Sprint who will provide guarantees for the term loan. Lastly, Michael Baker Corp., an engineering and consulting company, recovered strongly after a difficult 2016 as well as the announcement of a re-financing plan.

What portfolio holdings detracted from performance?

Charlotte Russe, an apparel retailer, has been facing declining mall traffic and heightened competition in its “fast fashion” category. The loan performed poorly as the company went through an out of court restructuring in December. Tom’s Shoes, a branded shoe and accessory company, also underperformed as their turnaround effort stalled amidst growing competitive pressures. Lastly, PetSmart, a pet food and accessories retailer, traded poorly as they face pressure from various on-line retailers including Amazon.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

*	Represents a hypothetical investment of $10,000 in the fund after deducting the maximum sales load of 4.50% ($10,000 investment minus $450 sales load = $9,550).

December 31, 2017

Returns—Period ended December 31, 2017

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		6.37%	4.50%	3.76%	5.39%
Class A1,2,4	PXHAX	NAV[3]	6.36%	4.50%	3.78%	5.40%
		POP	1.53%	2.92%	2.85%	4.92%
Institutional Class[1]	PXHIX		6.64%	4.71%	4.02%	5.65%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			6.98%	6.06%	5.58%	7.33%
Lipper High Yield Bond Funds Index			7.53%	5.43%	5.22%	6.47%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

[1]	The Fund’s investment adviser assumed certain expenses during the 10-year period: average annual returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]	A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]	Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
U.S. Bonds	84.2%
Foreign Bonds	10.0%
Loans	2.2%
U.S. Stocks	0.6%
Cash & Cash Equivalents	3.0%
Total	100.0%

December 31, 2017
Pax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality

Bond Rating	Percent of Bonds
BBB-	3.8%
BB+	12.6%
BB	16.9%
BB-	22.5%
B+	11.5%
B	13.8%
B-	11.3%
CCC+	4.8%
CCC	0.9%
CCC-	0.9%
CC	1.0%
Total	100.0%

See bond rating descriptions on page 48.

Top Ten Holdings

Company	Percent of Net Assets
HCA, Inc., 5.875%, 02/15/26	1.2%
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	0.8%
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	0.8%
Charlotte Russe, Inc., 6.962%, 05/21/19	0.8%
ARD Finance SA, 7.125%, 09/15/23	0.8%
Fly Leasing, Ltd., 6.375%, 10/15/21	0.8%
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25	0.8%
Sprint Communications, Inc., 7.000%, 08/15/20	0.7%
First Data Corp., 144A, 5.000%, 01/15/24	0.7%
BlueScope Steel Finance, Ltd/USA LLC, 144A, 6.500%, 05/15/21	0.7%
Total	8.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change.

December 31, 2017

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	13.1%
Telecommunications	10.7%
Basic Industry	10.4%
Media	10.3%
Health Care	7.9%
Retail	5.8%
Technology & Electronics	5.4%
Leisure	5.1%
Capital Goods	5.1%
Consumer Goods	4.6%
Services	3.5%
Banking	3.4%
Automotive	2.9%
Financial Services	2.4%
Utility	1.6%
Real Estate	1.4%
Transportation	0.8%
Insurance	0.7%
Other assets and liabilities (net)	4.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

December 31, 2017
Pax Balanced Fund

Portfolio Manager Steve Falci, CFA

Portfolio Manager Anthony Trzcinka, CFA

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Andrew Braun

Portfolio Manager Peter Schwab, CFA

Portfolio Managers’ Comments

How did the Pax Balanced Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2017, the Individual Investor Class and Institutional Class of the Fund had total returns of 13.16% and 13.42% respectively, compared to 14.21% for the 60% S&P 500 Index/ 40% Bloomberg Barclays U.S. Aggregate Bond Index (“BARCAP”) blend (the Blended Index) and 16.67% for the Lipper Mixed-Asset Target Allocation Growth Funds Index.

What factors contributed to the Fund’s performance?

Asset allocation was a positive contributor to performance as the Fund benefited from an overweight to equities versus fixed income. The S&P 500 Index delivered a return of 21.83%, its best return in four years, and the fourth best calendar year return since 2000, while bonds lagged considerably, returning only 3.54% (BARCAP). The Fund also benefited from its allocation to international equities, as the MSCI EAFE Index delivered a return of 25.03%, outperforming U.S. equities for the first time in four years.

The positive contribution from asset allocation was more than offset by the underperformance of underlying funds within the Balanced Fund.

Can you discuss any significant changes to the Fund’s positioning throughout the period?

The Fund reduced equities and added to bonds over the course of 2017 as equity valuations continued to become more expensive. The Fund’s allocation to international equities relative to U.S. equities increased based upon better relative valuations.

December 31, 2017

The Fund’s equity allocation remains modestly above its 60% neutral target, and the fixed income allocation is modestly below its 40% target as we have valuation concerns in both markets. Equity market valuations remain stretched after their strong run in 2017, but near-term earnings prospects continue to drive stock prices higher. We also believe current interest rate and spread levels pose valuation concerns for bonds. With continuing extreme low levels of volatility, and evidence of investor complacency toward risk, we believe caution is warranted. We remain focused on risk at both the Balanced Fund level and within each of the underlying funds to assure that risk levels are maintained appropriately in-line with desired risk tolerance.

What portfolio holdings contributed positively and negatively to performance?

The Pax Large Cap Fund returned 20.96%, but underperformed the S&P 500 Index, which returned 21.83%. Given its large weight in the Balanced Fund, it was one of the largest detractors. A modest overweight to S&P 500’s worst performing sector, Energy, and an underweight to the best performing sector, Technology, more than offset the positive contribution from stock selection. The Pax Mid Cap Fund underperformed the Russell Midcap Index largely due to stock selection challenges in Financials and Technology. The Pax Core Bond Fund underperformed the BARCAP due to bond selection within the corporate bond sector.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2017
Pax Balanced Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2017

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	13.16%	6.01%	8.40%	4.40%
Institutional Class[1]	PAXIX	13.42%	6.28%	8.68%	4.66%
S&P 500 Index		21.83%	11.41%	15.79%	8.50%
Blended Index		14.21%	7.80%	10.25%	6.98%
Lipper Mixed-Asset Target Alloc. Growth Funds Index		16.67%	7.66%	9.96%	6.24%

See “Glossary of Terms” for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

[1]	Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Pax Large Cap Fund	35.8%
Pax ESG Beta Dividend Fund	7.4%
Small/Mid-Cap Core Strategies
Pax Mid Cap Fund	6.9%
Foreign Large Cap Blend Strategy
Pax MSCI EAFE ESG Leaders Index Fund	12.1%
Total Equity	62.2%

Fixed Income
Investment Grade/Intermediate
Pax Core Bond Fund	34.7%
Total Fixed Income	34.7%

Cash & Cash Equivalents	3.1%
Total	100.0%

December 31, 2017
Sustainable Investing Update (Unaudited)

Senior Vice President for Sustainable Investing Julie Gorte, Ph.D.,

2017 was a year that many expected to be a disaster, from the perspective of sustainability. The year started off with the election of a climate-skeptic president who appointed someone who denies climate science to lead the Environmental Protection Agency (EPA), followed by announcements that the Administration intended to roll back the Clean Power Plan and withdraw from the Paris Agreement on climate change. The new cabinet is also 75% white and male, and you have to go back to the Reagan Administration to find one less diverse. The Administration also halted a rule that would have obliged large companies to report on pay by race and gender.

There may be no better way to illustrate the fact that the world is not only driven by public policy in Washington DC than what has actually happened. 2017 saw the launch of the “We Are Still In” coalition, a group of businesses and investors (including Pax), city and county leaders, state and tribal leaders, and higher education institutions that has committed to reducing emissions at levels compatible with the Paris Agreement.

While the regulatory pressure for reducing greenhouse gas emissions may have abated nationally, investors kept up the pressure on companies. For the first time in 2017, shareholder proposals filed with large oil companies asking for them to report on the impact of climate change on their future businesses passed—largely because many of the largest investors, including BlackRock and Vanguard, as well as many large pension plans—see climate change as a significant, possibly existential risk at such companies. Pax cofiled one of those shareholder proposals, at Occidental Petroleum. We also filed three others with UPS, ConocoPhillips, and Dominion Resources, asking that the companies assess what climate change means for them and establish incentives to reduce emissions, or adopt renewable energy targets.

Investors also launched a new engagement platform, the Climate Action 100+, that asks the world’s largest greenhouse gas emitters to strengthen governance on climate change, reduce emissions and improve climate-related financial disclosures. Pax is also a member of this initiative.

To put it bluntly, national policies aimed at relieving regulatory pressure on climate change have done nothing to assure investors that climate change is not a risk; a growing number of investors, large and small, see it as a significant source of risk that companies must accommodate.

December 31, 2017
Sustainable Investing Updated (Unaudited), continued

Similarly, national rollbacks of policies supporting gender equality have not diminished financial pressure for companies to advance it. 2017 was also the year that some of the world’s largest investors began making their wishes for more gender-diverse boards known through their proxy voting: State Street reportedly voted against some directors at 400 companies that had no women on their boards of directors, joining Pax and other investors and asset owners who have voted this way for years. Other large investors have also begun voting for shareholder proposals to diversify boards.

And while the Trump Administration’s Equal Opportunity Employment Commission dropped an Obama-era proposal requiring corporate reporting on pay by gender and race, Great Britain instituted a gender pay reporting requirement. If reporting on pay by gender, race and other demographics becomes the norm elsewhere, U.S. companies that take advantage of Trump’s policy stance risk being seen as backward and uncompetitive. That is part of the reason that Pax filed six shareholder proposals asking for gender pay equity reporting this year; we were able to withdraw five of them after reaching agreements with the companies involved. At the sixth, Oracle Corp., our proposal received favorable votes by nearly 39% of the votes cast—and considering that Larry Ellison owns over 26% of Oracle’s shares, that constitutes a majority of all the other shareholders.

If there ever was a time when most of what corporations did was driven by public policy, we believe it is over now. The drivers of action are legion, and include investors, customers, stakeholders, workers, and, well, any interested citizen. Rolling back regulation may be popular in the short term, but when the regulations in question are aimed at solving real-world problems that have significant economic and financial costs, we expect the rollbacks to have limited impact.

Political headwinds are no fun, but they’re not show-stoppers either. If anything, the political sentiment of the current administration has stimulated action by us and other investors to keep the terms of sustainability firmly in the conversations and decisions of corporate boards and executive suites.

December 31, 2017
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2017 and ending on December 31, 2017.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of fifteen dollars. If you are invested in one of these account types, you should add an additional $7.50 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

December 31, 2017
Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Individual Investor	$ 1,000.00	$ 1,111.00	0.95%	$ 5.05
Large Cap Fund - Institutional Investor	1,000.00	1,113.10	0.70%	3.73
Mid Cap Fund - Individual Investor	1,000.00	1,059.60	1.14%	5.92
Mid Cap Fund - Institutional	1,000.00	1,060.70	0.89%	4.62
Small Cap Fund - Individual Investor	1,000.00	1,081.50	1.19%	6.24
Small Cap Fund - Class A	1,000.00	1,081.70	1.19%	6.24
Small Cap Fund - Institutional	1,000.00	1,083.50	0.95%	4.99
ESG Beta Quality Fund - Individual Investor	1,000.00	1,123.50	0.90%	4.82
ESG Beta Quality Fund - Class A	1,000.00	1,124.30	0.90%	4.82
ESG Beta Quality Fund - Institutional	1,000.00	1,125.00	0.65%	3.48
ESG Beta Dividend Fund - Individual Investor	1,000.00	1,116.80	0.90%	4.80
ESG Beta Dividend Fund - Institutional Investor	1,000.00	1,116.90	0.65%	3.47
MSCI EAFE ESG Leaders Index Fund - Individual Investor	1,000.00	1,079.70	0.80%	4.19
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,081.40	0.55%	2.89
Global Women's Index Fund - Individual Investor	1,000.00	1,111.80	0.90%	4.79
Global Women's Index Fund - Institutional	1,000.00	1,112.70	0.65%	3.46
Global Environmental Markets Fund - Individual Investor	1,000.00	1,098.10	1.23%	6.50
Global Environmental Markets Fund - Class A	1,000.00	1,098.20	1.23%	6.50
Global Environmental Markets Fund - Institutional	1,000.00	1,099.60	0.98%	5.19
Core Bond Fund - Individual Investor	1,000.00	1,006.90	0.71%	3.59
Core Bond Fund - Institutional Investor	1,000.00	1,008.20	0.46%	2.33
High Yield Bond Fund - Individual Investor	1,000.00	1,017.90	0.99%	5.04
High Yield Bond Fund - Class A	1,000.00	1,017.90	0.99%	5.04
High Yield Bond Fund - Institutional	1,000.00	1,019.10	0.74%	3.77
Balanced Fund - Individual Investor	1,000.00	1,064.80	0.29%	1.51
Balanced Fund - Institutional	1,000.00	1,066.30	0.04%	0.21

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2017 and ending on December 31, 2017).

December 31, 2017
Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Individual Investor	$ 1,000.00	$ 1,020.42	0.95%	$ 4.84
Large Cap Fund - Institutional Investor	1,000.00	1,021.68	0.70%	3.57
Mid Cap Fund - Individual Investor	1,000.00	1,019.46	1.14%	5.80
Mid Cap Fund - Institutional	1,000.00	1,020.72	0.89%	4.53
Small Cap Fund - Individual Investor	1,000.00	1,019.21	1.19%	6.06
Small Cap Fund - Class A	1,000.00	1,019.21	1.19%	6.06
Small Cap Fund - Institutional	1,000.00	1,020.42	0.95%	4.84
ESG Beta Quality Fund - Individual Investor	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Class A	1,000.00	1,020.67	0.90%	4.58
ESG Beta Quality Fund - Institutional	1,000.00	1,021.93	0.65%	3.31
ESG Beta Dividend Fund - Individual Investor	1,000.00	1,020.67	0.90%	4.58
ESG Beta Dividend Fund - Institutional Investor	1,000.00	1,021.93	0.65%	3.31
MSCI EAFE ESG Leaders Index Fund - Individual Investor	1,000.00	1,021.17	0.80%	4.08
MSCI EAFE ESG Leaders Index Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
Global Women's Index Fund - Individual Investor	1,000.00	1,020.67	0.90%	4.58
Global Women's Index Fund - Institutional	1,000.00	1,021.93	0.65%	3.31
Global Environmental Markets Fund - Individual Investor	1,000.00	1,019.00	1.23%	6.26
Global Environmental Markets Fund - Class A	1,000.00	1,019.00	1.23%	6.26
Global Environmental Markets Fund - Institutional	1,000.00	1,020.27	0.98%	4.99
Core Bond Fund - Individual Investor	1,000.00	1,021.63	0.71%	3.62
Core Bond Fund - Institutional Investor	1,000.00	1,022.82	0.46%	2.35
High Yield Bond Fund - Individual Investor	1,000.00	1,020.21	0.99%	5.04
High Yield Bond Fund - Class A	1,000.00	1,020.21	0.99%	5.04
High Yield Bond Fund - Institutional	1,000.00	1,021.48	0.74%	3.77
Balanced Fund - Individual Investor	1,000.00	1,023.74	0.29%	1.48
Balanced Fund - Institutional	1,000.00	1,025.00	0.04%	0.20

[1]	Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2017 and ending on December 31, 2017).

December 31, 2017
Schedule of Investments

Pax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.7%

Consumer Discretionary: 11.4%
Amazon.com, Inc. (a)	25,939	$30,334,882
Aptiv PLC	115,100	9,763,933
Home Depot, Inc., The	114,900	21,776,997
Walt Disney Co., The	189,230	20,344,117
		82,219,929
Consumer Staples: 7.7%
Estee Lauder Cos, Inc., The, Class A	134,055	17,057,158
Mondelez International, Inc., Class A	353,000	15,108,400
PepsiCo, Inc.	192,545	23,089,996
		55,255,554
Energy: 6.5%
ConocoPhillips	227,000	12,460,030
Pioneer Natural Resources Co.	61,214	10,580,840
Schlumberger, Ltd.	173,877	11,717,571
Valero Energy Corp.	130,000	11,948,300
		46,706,741
Financials: 13.6%
Bank of America Corp.	740,000	21,844,800
BlackRock, Inc.	23,100	11,866,701
Citizens Financial Group, Inc.	434,500	18,240,310
CME Group, Inc.	91,500	13,363,575
JPMorgan Chase & Co.	159,218	17,026,773
Prudential Financial, Inc.	132,300	15,211,854
		97,554,013
Health Care: 14.0%
Becton Dickinson & Co.	52,400	11,216,744
Biogen, Inc. (a)	44,718	14,245,813
Celgene Corp. (a)	134,085	13,993,111
Johnson & Johnson	141,200	19,728,464
Thermo Fisher Scientific, Inc.	97,727	18,556,403
Zoetis, Inc.	316,754	22,818,958
		100,559,493
Industrials: 10.0%
Ingersoll-Rand PLC	216,703	19,327,741
Johnson Controls International PLC	252,800	9,634,208
Pentair PLC	116,300	8,213,106
Stanley Black & Decker, Inc.	105,663	17,929,954
Waste Management, Inc.	194,627	16,796,310
		71,901,319

Information Technology: 26.2% (b)
Alphabet, Inc., Class A (a)	17,423	18,353,388
Alphabet, Inc., Class C (a)	17,675	18,495,124
Apple, Inc.	244,875	41,440,195
Cisco Systems, Inc.	432,037	16,547,017
Microsoft Corp.	356,857	30,525,547
Oracle Corp.	390,500	18,462,840
TE Connectivity, Ltd.	117,600	11,176,704
Texas Instruments, Inc.	180,500	18,851,419
Visa, Inc., Class A	131,800	15,027,836
		188,880,070
Materials: 3.2%
Ecolab, Inc.	80,612	10,816,518
Vulcan Materials Co.	95,000	12,195,150
		23,011,668
Real Estate: 3.9%
American Tower Corp., REIT	114,525	16,339,283
Prologis, Inc., REIT	180,000	11,611,799
		27,951,082
Telecommunication Services: 2.2%
T-Mobile US, Inc. (a)	247,900	15,744,129

TOTAL COMMON STOCKS
(Cost $529,079,944)		709,783,998

MONEY MARKET: 1.2%
State Street Institutional U.S. Government Money Market Fund, 1.207% (c)(d)	8,991,177	8,991,177
(Cost $8,991,177)

TOTAL INVESTMENTS: 99.9%
(Cost $538,071,121)		718,775,175

OTHER ASSETS AND LIABILITIES—
(NET): 0.1%		611,789

NET ASSETS: 100.0%		$719,386,964

(a)	Non-income producing security.

(b)	Broad Industry sectors used for financial reporting.

(c)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(d)	Premier Class shares

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Mid Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.4%

Consumer Discretionary: 12.2%
Aramark	75,000	$3,205,500
Carter's, Inc.	31,471	3,697,528
Newell Brands, Inc.	143,403	4,431,153
Sinclair Broadcast Group, Inc.	50,000	1,892,500
Yum! Brands, Inc.	47,544	3,880,066
		17,106,747
Consumer Staples: 7.8%
Hain Celestial Group, Inc, The (a)	41,100	1,742,229
Lamb Weston Holdings, Inc.	53,333	3,010,648
Maple Leaf Foods, Inc.	124,900	3,559,203
US Foods Holding Corp. (a)	79,399	2,535,210
		10,847,290
Energy: 6.5%
Antero Resources Corp. (a)(b)	172,300	3,273,700
Concho Resources, Inc. (a)(b)	27,459	4,124,891
Pioneer Natural Resources Co.	10,000	1,728,500
		9,127,091
Financials: 15.9%
Alleghany Corp. (a)	2,500	1,490,225
Capitol Federal Financial, Inc.	219,002	2,936,817
Citizens Financial Group, Inc.	115,000	4,827,700
Investors Bancorp, Inc. (b)	274,319	3,807,548
Legg Mason, Inc.	73,993	3,106,226
RenaissanceRe Holdings, Ltd.	12,034	1,511,350
White Mountains Insurance Group, Ltd.	5,124	4,361,959
		22,041,825
Health Care: 8.8%
Biogen, Inc. (a)	17,500	5,574,975
Catalent, Inc. (a)	20,279	833,061
ICON PLC (a)	17,220	1,931,223
IQVIA Holdings, Inc. (a)	40,000	3,916,000
		12,255,259
Industrials: 11.2%
Expeditors Intl. of Washington, Inc.	23,575	1,525,067
Johnson Controls International PLC (b)	97,836	3,728,530
Masco Corp.	40,597	1,783,832
Pentair PLC	33,172	2,342,607
Robert Half International, Inc.	38,579	2,142,678
Waste Management, Inc.	48,000	4,142,400
		15,665,114
Information Technology: 10.5%
Amdocs, Ltd.	22,500	1,473,300
Citrix Systems, Inc. (a)	46,393	4,082,584
Genpact, Ltd.	42,110	1,336,571
Qorvo, Inc. (a)(b)	20,000	1,332,000
Skyworks Solutions, Inc.	16,500	1,566,675
SS&C Technologies Holdings, Inc.	87,915	3,558,799
Versum Materials, Inc.	35,000	1,324,750
		14,674,679
Materials: 8.1%
Alcoa Corp. (a)	24,999	1,346,696
Celanese Corp., Class A	37,000	3,961,960
Newmont Mining Corp.	160,000	6,003,200
		11,311,856
Real Estate: 10.5%
Forest City Realty Trust, Inc, ClassA REIT	143,253	3,452,397
Jones Lang LaSalle, Inc.	18,500	2,755,205
Prologis, Inc., REIT	53,000	3,419,030
Weyerhaeuser Co., REIT	142,500	5,024,550
		14,651,182
Utilities: 3.9%
ONE Gas, Inc.	74,344	5,446,441

TOTAL COMMON STOCKS
(Cost $106,621,960)		133,127,484

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Mid Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
MONEY MARKET: 4.7%
State Street Institutional U.S. Government Money Market Fund, 1.207% (c)(d)	6,611,350	$6,611,350
(Cost $6,611,350)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.301% (c)	884,000	884,000
(Cost $884,000)

TOTAL INVESTMENTS: 100.7%
(Cost $114,117,310)		140,622,834

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.6%		(884,000)

OTHER ASSETS AND LIABILITIES —
(NET):- 0.1%		(77,576)

NET ASSETS: 100.0%		$139,661,258

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2017. The total market value of securities on loan as of December 31, 2017 was $10,852,303.

(c)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(d)	Premier Class shares

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.4%

Consumer Discretionary: 6.4%
Carter's, Inc.	138,742	$16,300,798
Deckers Outdoor Corp. (a)	107,383	8,617,486
Jamba, Inc. (a)	437,083	3,522,889
Planet Fitness, Inc., Class A (b)	202,599	7,016,003
Sinclair Broadcast Group, Inc. (b)	459,022	17,373,983
		52,831,159
Consumer Staples: 6.7%
Blue Buffalo Pet Products, Inc. (a)(b)	330,119	10,824,602
Hain Celestial Group, Inc, The (a)(b)	234,163	9,926,170
Maple Leaf Foods, Inc.	751,600	21,417,909
Performance Food Group Co. (a)	409,521	13,555,145
		55,723,826
Energy: 6.2%
Antero Resources Corp. (a)(b)	1,257,756	23,897,364
Parsley Energy, Inc., Class A (a)	295,099	8,687,715
SemGroup Corp., Class A (b)	615,650	18,592,630
		51,177,709
Financials: 21.4%
Beneficial Bancorp, Inc.	850,000	13,982,500
Capitol Federal Financial, Inc.	1,774,200	23,792,022
Charter Financial Corp.	401,997	7,051,027
HomeTrust Bancshares, Inc. (a)	918,567	23,653,100
Investors Bancorp, Inc.	1,999,775	27,756,877
Kearny Financial Corp/MD	247,128	3,571,000
Legg Mason, Inc.	504,637	21,184,661
Meridian Bancorp, Inc.	1,007,106	20,746,384
RenaissanceRe Holdings, Ltd.	76,404	9,595,578
TheStreet, Inc. (a)	1,471,653	2,133,897
White Mountains Insurance Group, Ltd.	29,505	25,117,016
		178,584,062
Health Care: 10.0%
Brookdale Senior Living, Inc. (a)(b)	1,151,286	11,167,474
Catalent, Inc. (a)	151,666	6,230,439
ICON PLC (a)	100,974	11,324,234
Ligand Pharmaceuticals, Inc. (a)(b)	175,520	24,033,954
Natus Medical, Inc. (a)	804,722	30,740,380
		83,496,481
Industrials: 17.9%
Beacon Roofing Supply, Inc. (a)	379,281	24,182,957
Comfort Systems USA, Inc.	273,146	11,922,823
EMCOR Group, Inc.	151,400	12,376,950
KLX, Inc. (a)	271,777	18,548,780
Korn/Ferry International	332,444	13,756,533
MasTec, Inc. (a)(b)	294,709	14,426,006
MRC Global, Inc. (a)	1,458,303	24,674,486
Thermon Group Holdings, Inc. (a)	232,230	5,496,884
Watts Water Technologies, Inc., Class A	70,351	5,343,158
WESCO International, Inc. (a)	270,753	18,451,817
		149,180,394
Information Technology: 12.3%
Apptio, Inc., Class A (a)	625,926	14,721,780
Callidus Software, Inc. (a)	440,000	12,606,000
Entegris, Inc. (a)	1,100	33,495
ExlService Holdings, Inc. (a)	144,596	8,726,369
Itron, Inc. (a)	50,000	3,410,000
Power Integration, Inc	146,151	10,749,406
SS&C Technologies Holdings, Inc.	505,500	20,462,640
Verint Systems, Inc. (a)	420,000	17,577,000
Versum Materials, Inc.	47,912	1,813,469
Web.com Group, Inc. (a)	494,471	10,779,468
Westell Technologies, Inc., Class A (a)	349,472	1,310,520
		102,190,147
Materials: 5.1%
Kaiser Aluminum Corp.	116,174	12,413,192
Scotts Miracle-Gro Co., The	108,235	11,580,063
Valvoline, Inc.	723,272	18,125,196
		42,118,451
Real Estate: 6.1%
CatchMark Timber Trust, Inc, Class A, REIT	1,123,442	14,750,793
Physicians Realty Trust, REIT	790,830	14,227,032
Ryman Hospitality Properties, Inc., REIT	197,012	13,597,768
Terreno Realty Corp., REIT	232,170	8,139,880
		50,715,473
Telecommunication Services: 1.1%
ORBCOMM, Inc. (a)	866,213	8,818,048

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Utilities: 2.2%
Unitil Corp.	400,077	$18,251,513

TOTAL COMMON STOCKS
(Cost $680,406,721)		793,087,263

MONEY MARKET: 4.4%
State Street Institutional U.S. Government Money Market Fund, 1.207% (c)(d)	36,569,034	36,569,034
(Cost $36,569,034)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.301% (c)	31,300,274	31,300,274
(Cost $31,300,274)

TOTAL INVESTMENTS: 103.6%
(Cost $748,276,029)		860,956,571

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -3.8%		(31,300,274)

OTHER ASSETS AND LIABILITIES—
(NET): 0.2%		1,556,200

NET ASSETS: 100.0%		$831,212,497

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2017. The total market value of securities on loan as of December 31, 2017 was $79,468,576.

(c)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(d)	Premier Class shares

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax ESG Beta Quality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.3%

Consumer Discretionary: 16.3%
Amazon.com, Inc. (a)	4,506	$5,269,631
Aptiv PLC	9,415	798,674
Best Buy Co., Inc.	17,566	1,202,744
BorgWarner, Inc.	18,806	960,799
Darden Restaurants, Inc.	8,884	853,042
Delphi Technologies PLC (a)	3,138	164,651
GameStop Corp., Class A (b)	28,444	510,570
Gap Inc., The (b)	32,627	1,111,276
Home Depot, Inc., The	15,500	2,937,714
Lowe's Cos., Inc.	4,402	409,122
Marriott International, Inc., Class A	14,850	2,015,591
McDonald's Corp.	9,028	1,553,899
Michael Kors Holdings, Ltd. (a)	14,490	912,146
Michaels Cos, Inc., The (a)(b)	97,391	2,355,888
NIKE, Inc., Class B	26,027	1,627,989
Nordstrom, Inc. (b)	7,112	336,967
Scripps Networks Interactive, Inc. Class A	11,500	981,870
Signet Jewelers, Ltd. (b)	2,372	134,137
Starbucks Corp.	45,300	2,601,578
Target Corp.	25,701	1,676,990
Time Warner, Inc.	11,579	1,059,131
TJX Cos., Inc., The	16,077	1,229,247
VF Corp.	16,300	1,206,200
Viacom, Inc., Class B (a)	26,829	826,601
Walt Disney Co., The	5,000	537,550
Williams-Sonoma, Inc. (b)	25,399	1,313,128
		34,587,135
Consumer Staples: 8.6%
Campbell Soup Co. (b)	37,682	1,812,881
Clorox Co., The	1,640	243,934
Colgate-Palmolive Co.	19,661	1,483,422
CVS Health Corp.	13,709	993,903
Estee Lauder Cos, Inc., The, Class A	8,219	1,045,786
General Mills, Inc.	29,116	1,726,288
Hershey Co.,The	3,461	392,858
Ingredion, Inc.	1,126	157,415
Kimberly-Clark Corp.	21,282	2,567,886
PepsiCo, Inc.	45,180	5,417,985
Procter & Gamble Co., The	22,100	2,030,548
Sysco Corp.	6,690	406,284
Walgreens Boots Alliance, Inc.	649	47,130
		18,326,320
Energy: 0.7%
Schlumberger, Ltd.	8,345	562,370
Valero Energy Corp.	3,826	351,648
World Fuel Services Corp.	19,043	535,870
		1,449,888
Financials: 11.3%
Aflac, Inc.	56,284	4,940,610
Allstate Corp., The	954	99,893
American Express Co.	6,578	653,261
Discover Financial Services	16,060	1,235,335
East West Bancorp, Inc.	22,447	1,365,451
FactSet Research Systems, Inc. (b)	379	73,056
First American Financial Corp.	6,614	370,649
Lincoln National Corp.	21,569	1,658,009
Morningstar, Inc.	1,996	193,552
PNC Financial Services Group, Inc.	30,700	4,429,703
Reinsurance Group of America, Inc.	22,530	3,513,103
Travelers Cos., Inc., The	17,269	2,342,367
Unum Group	55,824	3,064,179
		23,939,168
Health Care: 14.4%
AbbVie, Inc.	10,789	1,043,404
Agilent Technologies, Inc.	17,334	1,160,858
Anthem, Inc.	2,937	660,854
Baxter International, Inc.	63,047	4,075,358
Celgene Corp. (a)	17,207	1,795,723
Centene Corp. (a)	846	85,344
Express Scripts Holding Co. (a)	20,168	1,505,340
Gilead Sciences, Inc.	9,939	712,030
Humana, Inc.	12,507	3,102,611
IQVIA Holdings, Inc. (a)	1,162	113,760
Johnson & Johnson	40,827	5,704,348
McKesson Corp.	6,791	1,059,056
Merck & Co., Inc.	39,885	2,244,329
Thermo Fisher Scientific, Inc.	20,991	3,985,771
UnitedHealth Group, Inc.	15,427	3,401,036
		30,649,822
Industrials: 9.3%
3M Co.	23,800	5,601,806
Expeditors Intl. of Washington, Inc.	9,500	614,555
Landstar System, Inc.	21,229	2,209,939
Owens Corning	1,148	105,547

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Industrials, continued
Robert Half International, Inc.	3,188	$177,062
Roper Technologies, Inc.	8,580	2,222,220
Ryder System, Inc.	15,530	1,307,160
Stanley Black & Decker, Inc.	24,469	4,152,145
United Parcel Service, Inc., Class B	18,089	2,155,304
W.W. Grainger, Inc. (b)	845	199,631
Waste Management, Inc.	13,039	1,125,266
		19,870,635
Information Technology: 24.2%
Accenture PLC, Class A	14,105	2,159,334
Alphabet, Inc., Class A (a)	4,465	4,703,431
Alphabet, Inc., Class C (a)	1,456	1,523,561
Apple, Inc.	39,525	6,688,815
CDW Corp.	1,459	101,386
Cisco Systems, Inc.	66,029	2,528,911
Cognizant Technology Solutions, Class A	24,303	1,725,999
eBay, Inc. (a)	53,106	2,004,220
Facebook, Inc., Class A (a)	14,536	2,565,023
HP, Inc.	129,098	2,712,349
IBM	16,693	2,561,040
Intel Corp.	95,195	4,394,201
Intuit, Inc.	2,033	320,767
MasterCard, Inc., Class A	28,000	4,238,079
Microsoft Corp.	52,646	4,503,339
Oracle Corp.	23,974	1,133,491
Red Hat, Inc. (a)	9,990	1,199,799
Synopsys, Inc. (a)	10,105	861,350
Texas Instruments, Inc.	45,595	4,761,941
Visa, Inc., Class A	7,634	870,429
		51,557,465
Materials: 2.1%
Air Products & Chemicals, Inc.	4,886	801,695
Eastman Chemical Co.	19,442	1,801,107
LyondellBasell Industries NV, Class A	226	24,932
Owens-Illinois, Inc. (a)	16,846	373,476
Praxair, Inc.	9,469	1,464,665
		4,465,875
Real Estate: 6.6%
Brixmor Property Group, Inc., REIT	132,357	2,469,782
CBRE Group, Inc., Class A (a)	83,162	3,601,746
Chimera Investment Corp., REIT (b)	150,370	2,778,838
Hospitality Properties Trust, REIT	104,568	3,121,355
Host Hotels & Resorts, Inc., REIT (b)	48,926	971,181
Simon Property Group, Inc., REIT	6,939	1,191,704
		14,134,606
Telecommunication Services: 1.7%
Verizon Communications, Inc.	66,370	3,512,964

Utilities: 4.1%
American Water Works Co., Inc.	36,715	3,359,055
Consolidated Edison, Inc.	27,987	2,377,496
Dominion Energy, Inc.	262	21,238
Eversource Energy	3,182	201,039
Exelon Corp.	36,685	1,445,756
NextEra Energy, Inc.	6,782	1,059,281
WEC Energy Group, Inc. (b)	4,403	292,491
		8,756,356
TOTAL COMMON STOCKS
(Cost $124,661,490)		211,250,234

MONEY MARKET: 0.6%
State Street Institutional U.S. Government Money Market Fund, 1.207% (c)(d)	1,243,120	1,243,120
(Cost $1,243,120)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax ESG Beta Quality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.301% (c)	1,327,350	$1,327,350
(Cost $1,327,350)

TOTAL INVESTMENTS: 100.5%
(Cost $127,231,960)		213,820,704

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.6%		(1,327,350)

OTHER ASSETS AND LIABILITIES—
(NET): 0.1%		149,585

NET ASSETS: 100.0%		$212,642,939

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2017. The total market value of securities on loan as of December 31, 2017 was $10,866,030.

(c)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(d)	Premier Class shares

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax ESG Beta Dividend Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.1%

Consumer Discretionary: 14.8%
Amazon.com, Inc. (a)	3,214	$3,758,677
Aptiv PLC	3,351	284,265
Best Buy Co., Inc.	5,129	351,183
Cinemark Holdings, Inc.	4,335	150,945
Darden Restaurants, Inc.	27,977	2,686,352
Delphi Technologies PLC (a)	1,117	58,609
GameStop Corp., Class A (b)	39,701	712,633
Gap Inc., The (b)	30,339	1,033,346
Garmin, Ltd.	12,106	721,154
Home Depot, Inc., The	15,672	2,970,314
John Wiley & Sons, Inc., Class A	10,212	671,439
Kohl's Corp. (b)	10,539	571,530
Lowe's Cos., Inc.	3,798	352,986
Macy's, Inc. (b)	13,988	352,358
Marriott International, Inc., Class A	2,037	276,482
McDonald's Corp.	9,595	1,651,491
Nordstrom, Inc. (b)	2,761	130,816
Polaris Industries, Inc.	713	88,405
Regal Entertainment Group, Class A	28,845	663,723
Royal Caribbean Cruises, Ltd.	4,657	555,487
Starbucks Corp.	12,600	723,618
Tapestry, Inc.	2,626	116,148
Target Corp.	24,024	1,567,566
Time Warner, Inc.	2,204	201,600
Tupperware Brands Corp.	13,887	870,715
Walt Disney Co., The	1,217	130,840
Williams-Sonoma, Inc. (b)	9,755	504,334
		22,157,016
Consumer Staples: 8.5%
Clorox Co., The	2,641	392,822
Coca-Cola Co., The	46,352	2,126,630
Colgate-Palmolive Co.	482	36,367
CVS Health Corp.	5,396	391,210
General Mills, Inc.	11,102	658,238
Hershey Co.,The	1,006	114,191
Kellogg Co. (b)	11,306	768,582
Kimberly-Clark Corp.	16,429	1,982,323
PepsiCo, Inc.	23,922	2,868,726
Procter & Gamble Co., The	32,260	2,964,049
Sysco Corp.	7,080	429,968
		12,733,106
Energy: 3.0%
EOG Resources, Inc.	167	18,021
Occidental Petroleum Corp.	7,974	587,365
ONEOK, Inc.	25,181	1,345,924
Schlumberger, Ltd.	17,819	1,200,822
Targa Resources Corp.	27,149	1,314,555
		4,466,687
Financials: 9.4%
Aflac, Inc.	10,801	948,112
Ameriprise Financial, Inc.	6,762	1,145,956
Bank of America Corp.	28,340	836,597
BlackRock, Inc.	877	450,524
CME Group, Inc.	19,988	2,919,248
Cullen/Frost Bankers, Inc.	3,662	346,608
Invesco, Ltd.	23,026	841,370
JPMorgan Chase & Co.	9,452	1,010,797
Morningstar, Inc.	5,019	486,692
Old Republic International Corp.	8,826	188,700
PacWest Bancorp	2,149	108,310
People's United Financial, Inc.	109,346	2,044,770
Principal Financial Group, Inc.	12,419	876,285
Regions Financial Corp.	23,014	397,682
U.S. Bancorp	27,162	1,455,340
		14,056,991
Health Care: 11.6%
Abbott Laboratories	27,383	1,562,748
AbbVie, Inc.	18,335	1,773,178
Amgen, Inc.	8,843	1,537,798
Anthem, Inc.	948	213,309
athenahealth, Inc. (a)(b)	195	25,943
Baxter International, Inc.	5,263	340,200
Becton Dickinson & Co.	1,562	334,362
Bristol-Myers Squibb Co.	6,592	403,958
Eli Lilly & Co.	13,140	1,109,804
Humana, Inc.	3,833	950,852
IDEXX Laboratories, Inc. (a)	1,147	179,368
Illumina, Inc. (a)	708	154,691
Johnson & Johnson	28,438	3,973,357
Merck & Co., Inc.	30,200	1,699,354
Quest Diagnostics, Inc.	4,908	483,389
ResMed, Inc.	1,110	94,006
UnitedHealth Group, Inc.	11,376	2,507,953
		17,344,270

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Industrials: 15.4%
3M Co.	19,731	$4,644,085
Cummins, Inc.	6,961	1,229,591
Donaldson Co., Inc.	7,419	363,160
Dover Corp.	8,289	837,106
Eaton Corp PLC	15,893	1,255,706
Emerson Electric Co.	37,742	2,630,240
Fastenal Co	12,967	709,165
Hubbell, Inc.	1,202	162,679
Illinois Tool Works, Inc.	13,385	2,233,287
Ingersoll-Rand PLC	9,262	826,078
Nielsen Holdings PLC	2,553	92,929
Robert Half International, Inc.	10,419	578,671
Rockwell Automation, Inc.	10,480	2,057,748
Ryder System, Inc.	7,143	601,226
Stanley Black & Decker, Inc.	2,828	479,883
Union Pacific Corp.	5,221	700,136
United Parcel Service, Inc., Class B	17,575	2,094,061
W.W. Grainger, Inc. (b)	3,335	787,894
Waste Management, Inc.	7,965	687,380
		22,971,025
Information Technology: 23.3%
Accenture PLC, Class A	15,254	2,335,235
Activision Blizzard, Inc.	5,670	359,024
Adobe Systems, Inc. (a)	3,019	529,050
Alphabet, Inc., Class A (a)	1,953	2,057,290
Apple, Inc.	20,116	3,404,231
Autodesk, Inc. (a)(b)	1,487	155,882
Automatic Data Processing, Inc.	4,917	576,223
Booz Allen Hamilton Holding Corp.	3,260	124,304
CA, Inc.	35,679	1,187,397
Cisco Systems, Inc.	93,371	3,576,109
Corning, Inc.	7,028	224,826
Dell Technologies, Inc., Class V (a)	16,315	1,326,083
DXC Technology Co.	465	44,129
HP, Inc.	28,588	600,634
IBM	9,726	1,492,163
Intel Corp.	51,095	2,358,545
Jabil, Inc.	6,481	170,126
Jack Henry & Associates, Inc.	2,038	238,364
MasterCard, Inc., Class A	1,507	228,100
Maxim Integrated Products, Inc.	17,024	890,015
Information Technology, continued
Microchip Technology, Inc. (b)	5,565	489,052
Microsoft Corp.	53,672	4,591,103
National Instruments Corp.	24,759	1,030,717
NetApp, Inc.	739	40,881
Oracle Corp.	3,778	178,624
Paychex, Inc.	14,058	957,069
QUALCOMM, Inc.	19,770	1,265,675
salesforce.com, Inc. (a)	5,385	550,509
Texas Instruments, Inc.	28,208	2,946,044
Western Digital Corp.	384	30,540
Western Union Co., The (b)	47,393	900,941
		34,858,885
Materials: 3.4%
Air Products & Chemicals, Inc.	7,022	1,152,170
Albemarle Corp. (b)	369	47,191
Avery Dennison Corp.	3,769	432,907
Celanese Corp., Class A	1,702	182,250
Eastman Chemical Co.	1,797	166,474
Ecolab, Inc.	1,278	171,482
Graphic Packaging Holding Co	9,269	143,206
International Flavors & Fragrances, Inc.	2,625	400,601
Praxair, Inc.	8,356	1,292,506
Sonoco Products Co.	19,898	1,057,380
WestRock Co.	937	59,228
		5,105,395
Real Estate: 3.5%
Chimera Investment Corp., REIT	36,533	675,130
Hospitality Properties Trust, REIT	34,173	1,020,064
Host Hotels & Resorts, Inc., REIT (b)	18,041	358,114
Iron Mountain, Inc., REIT (b)	28,638	1,080,512
MFA Financial, Inc., REIT	12,845	101,732
Public Storage, REIT (b)	645	134,805
Senior Housing Properties Trust, REIT	63,986	1,225,332
Simon Property Group, Inc., REIT	2,564	440,341
Uniti Group, Inc., REIT (b)	1,903	33,854
Ventas, Inc., REIT	1,307	78,433
Weingarten Realty Investors, REIT	3,232	106,236
		5,254,553

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax ESG Beta Dividend Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Telecommunication Services: 3.4%
AT&T, Inc.	85,539	$3,325,756
Verizon Communications, Inc.	33,797	1,788,875
		5,114,631
Utilities: 2.8%
CenterPoint Energy, Inc.	51,875	1,471,175
Consolidated Edison, Inc.	16,139	1,371,008
Dominion Energy, Inc. (b)	10,088	817,733
PG&E Corp.	11,467	514,066
		4,173,982
TOTAL COMMON STOCKS
(Cost $119,618,080)		148,236,541

MONEY MARKET: 0.8%
State Street Institutional U.S. Government Money Market Fund, 1.207% (c)(d)	1,126,125	1,126,125
(Cost $1,126,125)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.301% (c)	282,680	282,680
(Cost $282,680)

TOTAL INVESTMENTS: 100.1%
(Cost $121,026,885)		149,645,346

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.2%		(282,680)

OTHER ASSETS AND LIABILITIES—
(NET): 0.1%		168,542

NET ASSETS: 100.0%		$149,531,208

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2017. The total market value of securities on loan as of December 31, 2017 was $7,284,802.

(c)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(d)	Premier Class shares

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 96.9%

Australia: 9.4%
AGL Energy, Ltd.	77,421	$1,467,130
Amcor, Ltd.	143,620	1,720,899
AMP, Ltd.	287,206	1,159,308
APA Group	131,678	853,861
Aurizon Holdings, Ltd.	209,725	808,123
Australia & New Zealand Banking Group, Ltd	307,592	6,862,083
Bendigo & Adelaide Bank, Ltd.	39,074	354,577
BlueScope Steel, Ltd.	52,561	626,030
Brambles, Ltd.	131,606	1,031,405
Caltex Australia, Ltd.	35,117	930,292
Coca-Cola Amatil, Ltd.	88,216	584,419
Commonwealth Bank of Australia	180,050	11,236,649
Dexus, REIT	259,252	1,967,351
Goodman Group, REIT	183,000	1,199,105
GPT Group, The, REIT	351,695	1,398,981
Insurance Australia Group, Ltd.	255,946	1,441,555
LendLease Group	43,380	551,503
Macquarie Group, Ltd.	27,648	2,138,431
Mirvac Group, REIT	418,144	764,703
National Australia Bank, Ltd.	280,774	6,448,025
Newcrest Mining, Ltd.	60,926	1,084,604
South32 Ltd	355,735	964,237
Stockland, REIT	332,900	1,161,267
Sydney Airport	194,909	1,069,488
Telstra Corp., Ltd.	318,160	899,390
Transurban Group	252,707	2,445,710
Wesfarmers, Ltd.	96,343	3,331,338
Westpac Banking Corp.	350,584	8,527,438
Woodside Petroleum, Ltd.	57,545	1,480,517
		64,508,419
Austria: 0.2%
OMV AG	19,436	1,232,010

Belgium: 0.4%
Colruyt SA	9,728	506,067
KBC Group NV	17,956	1,530,091
Umicore SA	12,296	582,203
		2,618,361
Denmark: 2.6%
Chr Hansen Holding A/S	3,823	358,597
Coloplast A/S, Class B	4,568	363,158
Genmab A/S (a)	5,611	930,540
Novo Nordisk A/S, Class B	217,690	11,697,677
Denmark, continued
Novozymes A/S, Class B	17,888	1,021,178
Orsted A/S	9,937	542,437
Pandora A/S	10,873	1,181,879
Vestas Wind Systems A/S	21,901	1,513,365
		17,608,831
Finland: 0.4%
Neste OYJ	7,222	462,287
Nokian Renkaat OYJ	16,878	765,490
Wartsila OYJ Abp	23,897	1,508,189
		2,735,966
France: 9.5%
Accor SA	19,128	984,708
Air Liquide SA	43,673	5,490,316
AXA SA	159,291	4,720,305
Capgemini SE	15,268	1,808,369
Carrefour SA	38,957	839,929
Cie de Saint-Gobain	43,433	2,390,388
CNP Assurances	1,717	39,607
Danone SA	49,590	4,155,186
Essilor International SA	24,124	3,322,875
Gecina SA, REIT	6,896	1,273,393
Kering	6,462	3,041,837
L'Oreal SA	23,870	5,289,129
Michelin	14,821	2,120,220
Natixis SA	58,580	462,694
Orange SA	288,468	4,999,383
Renault SA	19,021	1,909,290
Rexel SA	41,882	758,355
Schneider Electric SE (a)	45,776	3,880,910
Societe BIC SA	3,046	334,743
Suez	28,593	502,311
TOTAL SA	206,889	11,420,248
Unibail-Rodamco SE, REIT	9,851	2,479,020
Vivendi SA	94,085	2,525,195
		64,748,411
Germany: 9.7%
adidas AG	15,629	3,125,638
Allianz SE	38,760	8,870,136
BASF SE	91,824	10,066,789
Bayerische Motoren Werke AG	26,638	2,761,884
Beiersdorf AG	7,057	827,313
Commerzbank AG (a)	83,684	1,248,337
Deutsche Boerse AG	13,766	1,593,351
Deutsche Post AG	73,716	3,503,981
E.ON SE	180,945	1,960,750

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Germany, continued
Evonik Industries AG	9,192	$345,244
Fraport AG Frankfurt Airport Svc Worldwide	5,735	629,925
HeidelbergCement AG	17,128	1,846,832
Henkel AG & Co. KGaA	9,128	1,093,051
Merck KGaA	19,211	2,062,046
METRO AG (a)	25,626	510,437
Muenchener Rueckversicherungs AG	13,341	2,880,986
OSRAM Licht AG	6,771	606,298
ProSiebenSat.1 Media SE	21,842	749,741
SAP SE	100,698	11,265,607
Siemens AG	62,813	8,696,938
Symrise AG	19,203	1,646,444
		66,291,728
Hong Kong: 1.9%
BOC Hong Kong Holdings, Ltd.	357,057	1,804,485
CLP Holdings, Ltd.	194,000	1,985,229
Hang Seng Bank, Ltd.	61,800	1,533,191
Hong Kong & China Gas Co., Ltd.	725,184	1,420,122
Hong Kong Exchanges and Clearing, Ltd.	112,583	3,443,719
Hysan Development Co, Ltd.	97,000	514,620
Li & Fung, Ltd.	812,000	444,942
MTR Corp., Ltd.	86,526	506,448
Shangri-La Asia, Ltd.	70,000	158,522
Swire Pacific, Ltd., Class A	99,000	915,980
Swire Properties, Ltd.	189,200	610,256
		13,337,514
Ireland: 0.7%
CRH PLC	68,271	2,457,135
Kerry Group PLC, Class A	22,036	2,472,129
		4,929,264
Israel: 0.3%
Bank Hapoalim BM	226,385	1,662,519
Bank Leumi Le-Israel BM	23,619	142,167
		1,804,686
Italy: 1.4%
Assicurazioni Generali SpA	106,342	1,935,577
CNH Industrial NV	92,539	1,238,036
Intesa Sanpaolo SpA	1,052,735	3,492,823
Snam SpA	386,996	1,895,305
Terna Rete Elettrica Nazionale	148,293	862,036
UnipolSai Assicurazioni SpA	99,850	232,909
		9,656,686
Japan: 22.6%
Aeon Co., Ltd.	59,600	1,005,312
AEON Financial Service Co., Ltd.	12,200	283,540
Aisin Seiki Co., Ltd.	17,100	957,986
Ajinomoto Co., Inc.	47,000	884,269
Asahi Glass Co., Ltd.	24,600	1,063,321
Asahi Kasei Corp.	110,000	1,415,633
Asics Corp.	15,900	252,727
Astellas Pharma, Inc.	157,400	1,999,495
Benesse Holdings, Inc.	10,200	358,875
Casio Computer Co., Ltd.	16,400	235,331
Central Japan Railway Co.	11,300	2,022,254
Chugai Pharmaceutical Co., Ltd.	22,600	1,155,057
Dai Nippon Printing Co., Ltd.	44,000	979,583
Daicel Corp.	14,600	165,685
Daikin Industries, Ltd.	44,200	5,222,803
Daiwa House Industry Co., Ltd.	57,400	2,201,139
Denso Corp.	52,900	3,169,173
Dentsu, Inc.	18,000	761,130
East Japan Railway Co.	36,800	3,588,670
Eisai Co., Ltd.	32,500	1,846,311
Fast Retailing Co., Ltd.	3,900	1,550,692
Fujitsu, Ltd.	165,000	1,169,772
Hitachi Chemical Co., Ltd.	16,400	419,937
Hitachi Construction Machinery Co., Ltd.	17,700	641,476
Hitachi High-Technologies Corp.	3,100	130,291
Hitachi Metals, Ltd.	29,200	417,633
Honda Motor Co., Ltd.	230,100	7,852,738
Inpex Corp.	63,400	789,078
Kajima Corp.	113,000	1,085,693
Kansai Paint Co., Ltd.	35,100	910,818
Kao Corp.	90,800	6,135,316
KDDI Corp.	132,600	3,293,720
Keio Corp.	8,200	360,182
Keyence Corp.	8,800	4,915,954
Kikkoman Corp.	18,000	727,913
Kobe Steel, Ltd. (a)	26,400	243,637
Komatsu, Ltd.	81,500	2,945,387
Konica Minolta, Inc.	54,800	525,801
Kubota Corp.	88,000	1,721,230
Kuraray Co., Ltd.	58,000	1,092,020
Kyocera Corp.	33,900	2,213,229

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Japan, continued
Lawson, Inc.	5,200	$345,558
Marui Group Co., Ltd.	16,500	301,622
Mazda Motor Corp.	40,300	538,542
Mitsubishi Corp.	138,800	3,827,238
Mitsubishi Electric Corp.	185,700	3,077,528
Mitsubishi Estate Co., Ltd.	162,000	2,812,812
Mitsubishi Materials Corp.	11,400	404,535
Mitsubishi UFJ Lease & Finance Co., Ltd.	54,900	325,847
Mitsui Fudosan Co., Ltd.	88,000	1,968,161
Mitsui OSK Lines, Ltd.	12,700	422,074
Mizuho Financial Group, Inc.	2,150,200	3,887,752
Murata Manufacturing Co., Ltd.	15,500	2,075,264
NEC Corp.	22,300	600,701
NGK Insulators, Ltd.	32,000	602,785
NGK Spark Plug Co., Ltd.	16,100	390,221
Nikon Corp.	31,700	637,906
Nissan Motor Co., Ltd.	200,600	1,997,192
Nitto Denko Corp.	13,400	1,185,212
Nomura Research Institute, Ltd.	7,100	329,556
NSK, Ltd.	40,900	640,780
NTT DOCOMO, Inc.	100,700	2,380,950
Obayashi Corp.	98,500	1,189,892
Omron Corp.	18,700	1,112,256
Oriental Land Co., Ltd./Japan	17,600	1,601,241
Osaka Gas Co., Ltd.	12,000	230,752
Panasonic Corp.	196,900	2,873,540
Resona Holdings, Inc.	222,500	1,325,826
Santen Pharmaceutical Co., Ltd.	44,700	700,018
Secom Co., Ltd.	20,300	1,531,490
Sekisui House, Ltd.	88,700	1,600,029
Seven & i Holdings Co., Ltd.	70,300	2,912,276
Shimadzu Corp.	32,000	725,965
Shimizu Corp.	64,000	660,091
Shin-Etsu Chemical Co., Ltd.	30,700	3,110,615
Shionogi & Co., Ltd.	19,800	1,069,890
Shiseido Co., Ltd.	34,100	1,643,111
Sompo Holdings, Inc.	29,500	1,138,723
Sony Corp.	145,100	6,512,499
Stanley Electric Co., Ltd.	11,800	477,457
Subaru Corp.	46,100	1,461,730
Sumitomo Chemical Co., Ltd.	86,000	615,386
Sumitomo Corp.	115,000	1,950,602
Sumitomo Electric Industries, Ltd.	58,200	981,094
Sumitomo Metal Mining Co., Ltd.	29,000	1,326,758
Sumitomo Mitsui Trust Holdings Inc	21,200	838,799
Suzuken Co., Ltd./Aichi Japan	14,400	591,211
Sysmex Corp.	14,700	1,154,258
T&D Holdings, Inc.	61,500	1,049,220
Takeda Pharmaceutical Co., Ltd.	62,500	3,538,605
TDK Corp.	13,100	1,041,068
Teijin, Ltd.	16,100	357,740
Toho Gas Co., Ltd.	11,400	312,109
Tokyo Electron, Ltd.	13,700	2,471,335
Tokyo Gas Co., Ltd.	36,200	827,113
Tokyu Corp.	91,000	1,450,546
Toray Industries, Inc.	136,000	1,280,073
TOTO, Ltd.	19,700	1,160,019
West Japan Railway Co.	3,600	262,634
Yakult Honsha Co., Ltd.	9,000	679,097
Yamada Denki Co., Ltd.	125,400	690,611
Yamaha Corp.	18,600	686,094
Yamaha Motor Co., Ltd.	21,600	707,579
Yaskawa Electric Corp.	28,900	1,266,257
Yokogawa Electric Corp.	12,400	236,749
		154,815,405
Luxembourg: 0.2%
SES SA	34,186	533,645
Tenaris SA	69,907	1,109,562
		1,643,207
Netherlands: 5.5%
Aegon NV	170,745	1,084,907
Akzo Nobel NV	21,422	1,879,676
ASML Holding NV	35,827	6,228,819
EXOR NV	8,321	510,180
ING Groep NV	371,027	6,810,841
Koninklijke Ahold Delhaize NV	114,600	2,519,247
Koninklijke DSM NV	19,104	1,824,887
Koninklijke KPN NV	320,708	1,119,681
Koninklijke Philips NV	104,018	3,927,577
NN Group NV	40,806	1,765,003
RELX NV	70,825	1,627,870
Unilever NV	152,150	8,566,490
		37,865,178

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

New Zealand: 0.1%
Auckland International Airport, Ltd.	174,188	$799,571

Norway: 0.9%
DNB ASA	107,452	1,989,087
Norsk Hydro ASA	140,922	1,068,303
Statoil ASA	82,021	1,755,941
Telenor ASA	67,610	1,447,313
		6,260,644
Portugal: 0.3%
EDP - Energias de Portugal SA	182,333	631,158
Galp Energia SGPS SA	60,311	1,108,078
		1,739,236
Singapore: 1.3%
Ascendas Real Estate Investment Trus, REIT	185,900	377,293
CapitaLand, Ltd.	204,200	537,187
City Developments, Ltd.	102,600	954,192
DBS Group Holdings, Ltd.	175,483	3,245,783
Keppel Corp., Ltd.	175,700	961,466
Singapore Press Holdings, Ltd.	263,500	521,297
Singapore Telecommunications, Ltd.	778,300	2,075,045
		8,672,263
Spain: 3.5%
Amadeus IT Group SA	42,532	3,060,708
Banco Bilbao Vizcaya Argentaria SA	561,062	4,768,020
Banco de Sabadell SA	518,279	1,027,460
Bankinter SA	30,469	288,228
CaixaBank SA	316,567	1,471,662
Enagas SA	17,069	488,163
Ferrovial SA	32,190	730,492
Gas Natural SDG SA	35,311	814,923
Iberdrola SA	659,475	5,105,182
Industria de Diseno Textil SA	93,543	3,252,652
Red Electrica Corp. SA	38,016	853,354
Repsol SA	106,671	1,883,429
		23,744,273
Sweden: 4.0%
Assa Abloy AB, Class B	91,514	1,897,219
Atlas Copco AB, Class A	65,628	2,832,245
Atlas Copco AB, Class B	43,534	1,668,531
Boliden AB	30,706	1,050,075
Ericsson, Class B	274,054	1,808,681
Sweden, continued
Essity AB (a)	60,700	1,724,966
Hennes & Mauritz AB, Class B	74,595	1,542,911
Kinnevik AB, Class B	27,532	930,329
Nordea Bank AB	284,392	3,443,408
Sandvik AB	155,610	2,723,904
Skandinaviska Enskilda Banken AB, Class A	161,177	1,892,603
SKF AB, Class B	32,032	711,615
Svenska Handelsbanken AB, Class A	136,755	1,868,898
Swedbank AB, Class A	86,114	2,077,482
Telia Co AB	310,741	1,385,090
		27,557,957
Switzerland: 9.0%
ABB, Ltd.	222,405	5,956,969
Adecco Group AG	10,129	774,059
Chocoladefabriken Lindt & Spruengli AG	213	1,300,580
Cie Financiere Richemont SA	44,295	4,011,702
Givaudan SA	802	1,852,561
Kuehne & Nagel International AG	9,918	1,754,685
LafargeHolcim, Ltd. (a)	48,369	2,724,230
Lonza Group AG (a)	7,133	1,923,815
Novartis AG	182,053	15,320,203
Roche Holding AG	58,512	14,795,063
SGS SA	622	1,621,576
Sika AG	207	1,642,338
Swiss Re AG	25,239	2,360,370
Swisscom AG	1,720	914,622
Zurich Insurance Group AG	16,066	4,884,763
		61,837,536
United Kingdom: 13.0%
3i Group PLC	125,826	1,549,059
Associated British Foods PLC	39,668	1,510,329
Aviva PLC	414,995	2,830,400
Barratt Developments PLC	94,213	821,864
Berkeley Group Holdings PLC	3,787	214,593
British Land Co. PLC, The, REIT	80,877	753,237
BT Group PLC	756,460	2,774,967
Burberry Group PLC	43,344	1,045,017
Capita PLC	68,571	370,497
Croda International PLC	44,156	2,632,256
Ferguson PLC	18,922	1,357,917
GlaxoSmithKline PLC	582,702	10,319,185

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

United Kingdom, continued
Hammerson PLC, REIT	81,967	$604,747
InterContinental Hotels Group PLC	49,951	3,177,123
Intertek Group PLC	22,344	1,562,596
Investec PLC	45,815	329,879
ITV PLC	397,638	888,522
J Sainsbury PLC	211,219	687,798
Johnson Matthey PLC	26,035	1,078,848
Kingfisher PLC	166,918	761,056
Land Securities Group PLC, REIT	62,842	853,818
Legal & General Group PLC	450,068	1,656,962
London Stock Exchange Group PLC	34,220	1,750,243
Marks & Spencer Group PLC	135,262	573,865
Mondi PLC	36,056	937,047
National Grid PLC	268,124	3,160,787
Next PLC	15,861	966,717
Old Mutual PLC	362,357	1,133,561
Pearson PLC	82,192	814,194
Prudential PLC	230,816	5,911,272
Reckitt Benckiser Group PLC	59,505	5,551,432
RELX PLC	81,013	1,899,609
RSA Insurance Group PLC	97,809	833,720
Schroders PLC	9,769	462,428
Segro PLC, REIT	61,458	486,473
Sky PLC	26,812	365,911
SSE PLC	73,468	1,306,099
Standard Chartered PLC (a)	296,009	3,108,562
Standard Life Aberdeen PLC	202,643	1,191,949
Taylor Wimpey PLC	388,065	1,081,425
Tesco PLC (a)	663,748	1,875,215
Travis Perkins PLC	2,010	42,525
Unilever PLC	112,742	6,253,364
United Utilities Group PLC	60,785	680,762
Vodafone Group PLC	2,323,977	7,346,076
Whitbread PLC	21,412	1,156,377
Wm Morrison Supermarkets PLC	327,454	972,205
WPP PLC	92,002	1,662,085
		89,304,573
TOTAL COMMON STOCKS
(Cost $587,009,946)		663,711,719

PREFERRED STOCKS: 0.5%
Germany: 0.4%
Bayerische Motoren Werke AG	9,007	803,731
Henkel AG & Co. KGaA	12,130	1,601,831
		2,405,562
Italy: 0.1%
Intesa Sanpaolo SpA	159,732	509,240

TOTAL PREFERRED STOCKS
(Cost $2,355,305)		2,914,802

EXCHANGE-TRADED FUNDS: 2.3%
Vanguard FTSE Developed Markets ETF	345,783	15,511,825
(Cost $15,246,977)

RIGHTS: 0.0% (b)
Repsol SA	106,671	48,508
(Cost $48,650)

TOTAL INVESTMENTS: 99.7%
(Cost $604,660,878)		682,186,854

OTHER ASSETS AND LIABILITIES—
(NET): 0.3%		1,937,272

NET ASSETS: 100.0%		$684,124,126

(a)	Non-income producing security.

(b)	Rounds to less than 0.05%

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax MSCI EAFE ESG Leaders Index Fund, continued

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent of Net Assets
Consumer Discretionary	$80,560,042	11.8%
Consumer Staples	66,505,305	9.7%
Energy	24,554,910	3.6%
Financials	144,296,967	21.0%
Health Care	76,716,986	11.2%
Industrials	96,621,926	14.1%
Information Technology	42,986,384	6.3%
Materials	57,846,411	8.5%
Real Estate	24,385,238	3.6%
Telecommunication Services	28,636,237	4.2%
Utilities	23,516,115	3.4%
Exchange-Traded Funds	15,511,825	2.3%
Rights	48,508	0.0%*
Other assets and liabilities - (net)	1,937,272	0.3%
Total	$684,124,126	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 95.4%

Consumer Discretionary: 15.0%
Accor SA	1,602	$82,471
Aristocrat Leisure, Ltd.	4,697	86,491
Barratt Developments PLC	8,714	76,016
Bayerische Motoren Werke AG	2,764	286,577
Best Buy Co., Inc.	3,931	269,156
Burberry Group PLC	3,794	91,473
Carnival PLC	11	724
Dollar General Corp.	25,198	2,343,666
Gap Inc., The (b)	2,106	71,730
H&R Block, Inc.	1,800	47,196
Hasbro, Inc.	1,043	94,798
Hennes & Mauritz AB, Class B	26,316	544,316
Hermes International	275	147,118
Hilton Worldwide Holdings, Inc.	1,800	143,748
Home Depot, Inc., The	10,366	1,964,668
Husqvarna AB, Class B	3,606	34,309
InterContinental Hotels Group PLC	1,562	99,351
Interpublic Group of Cos., Inc., The	3,453	69,612
Kering	6,209	2,922,743
Kingfisher PLC	19,155	87,336
Kohl's Corp. (b)	1,563	84,761
Lagardere SCA	1,022	32,729
lululemon athletica, Inc. (a)	891	70,024
Macy's, Inc. (b)	34,700	874,093
Marks & Spencer Group PLC	14,059	59,647
Marriott International, Inc., Class A	16,604	2,253,661
Merlin Entertainments PLC	6,153	30,144
Michael Kors Holdings, Ltd. (a)	15,750	991,463
Michelin	1,481	211,865
Next PLC	1,273	77,588
Nokian Renkaat OYJ	1,003	45,490
Nordstrom, Inc. (b)	1,153	54,629
Omnicom Group, Inc.	2,055	149,666
Publicis Groupe SA	1,763	119,509
PVH Corp.	700	96,047
Renault SA	1,536	154,181
Schibsted ASA, Class B	744	19,777
Scripps Networks Interactive, Inc. Class A	832	71,036
Singapore Press Holdings, Ltd.	13,900	27,499
Sodexo SA	4,774	639,995
Starbucks Corp.	12,600	723,618
Tabcorp Holdings, Ltd.	6,973	30,253
Tapestry, Inc.	2,531	111,946
Target Corp.	55,500	3,621,375
Taylor Wimpey PLC	28,312	78,897
Telenet Group Holding NV (a)	457	31,838
Tiffany & Co.	1,094	113,721
TJX Cos., Inc., The	5,587	427,182
TUI AG	3,810	78,933
Ulta Beauty, Inc. (a)(b)	15,320	3,426,471
Vail Resorts, Inc.	400	84,988
Valeo SA	2,070	154,196
Viacom, Inc., Class B (a)	37,469	1,154,420
Walt Disney Co., The	13,602	1,462,351
Whitbread PLC	1,599	86,356
Wyndham Worldwide Corp.	979	113,437
		27,227,285
Consumer Staples: 13.0%
Brown-Forman Corp., Class B	1,800	123,606
Campbell Soup Co. (b)	1,670	80,344
Carrefour SA	4,908	105,818
Clorox Co., The	1,151	171,200
Coca-Cola Amatil, Ltd.	4,889	32,389
Coca-Cola Co., The	35,135	1,611,994
Colgate-Palmolive Co.	7,332	553,199
CVS Health Corp.	8,867	642,858
Danone SA	5,108	428,003
Diageo PLC	21,784	798,479
Empire Co., Ltd., Class A	1,600	31,173
Essity AB (a)	5,262	149,535
Estee Lauder Cos, Inc., The, Class A	27,567	3,507,625
General Mills, Inc.	22,709	1,346,417
George Weston, Ltd.	500	43,421
Heineken Holding NV	997	98,574
Heineken NV	2,243	233,826
Henkel AG & Co. KGaA	900	107,772
Hershey Co.,The	1,300	147,563
ICA Gruppen AB	672	24,413
Ingredion, Inc.	3,259	455,608
Jean Coutu Group PJC, Inc., The, Class A	700	13,599
JM Smucker Co., The	1,060	131,694

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Consumer Staples, continued
Kellogg Co.	51,181	$3,479,284
Kimberly-Clark Corp.	3,084	372,115
Kroger Co., The	7,956	218,392
Loblaw Cos, Ltd.	1,900	103,117
L'Oreal SA	2,177	482,381
Marine Harvest ASA (a)	3,607	60,997
McCormick & Co., Inc.	1,055	107,515
Metro, Inc.	2,000	64,041
Mondelez International, Inc., Class A	13,159	563,205
Orkla ASA	7,054	74,752
PepsiCo, Inc.	12,986	1,557,281
Procter & Gamble Co., The	33,772	3,102,971
Remy Cointreau SA	194	26,880
Saputo, Inc.	1,917	68,902
Tesco PLC (a)	70,849	200,162
Tyson Foods, Inc.	2,500	202,675
Unilever NV	14,180	798,375
Unilever PLC	11,166	619,335
Walgreens Boots Alliance, Inc.	8,000	580,960
Woolworths Group, Ltd.	11,201	237,980
		23,760,430
Energy: 2.2%
Caltex Australia, Ltd.	2,257	59,791
Cameco Corp.	3,331	30,766
ConocoPhillips	10,797	592,647
Encana Corp.	8,422	112,360
Imperial Oil, Ltd.	2,600	81,144
Lundin Petroleum AB (a)	1,620	37,084
Neste OYJ	1,110	71,052
Occidental Petroleum Corp.	6,700	493,522
Phillips 66	3,877	392,159
PrairieSky Royalty, Ltd.	1,911	48,740
Snam SpA	19,690	96,431
Statoil ASA	9,973	213,506
TOTAL SA	20,411	1,126,685
TransCanada Corp.	7,605	370,146
Valero Energy Corp.	3,900	358,449
		4,084,482
Financials: 21.2%
Admiral Group PLC	1,705	45,988
Aegon NV	15,259	96,955
Allianz SE	3,955	905,093
Allstate Corp., The	3,241	339,365
Ally Financial, Inc.	4,067	118,594
Ameriprise Financial, Inc.	1,400	237,258
AMP, Ltd.	25,354	102,342
Aon PLC	2,340	313,560
Assicurazioni Generali SpA	10,812	196,794
ASX, Ltd.	1,676	71,544
Australia & New Zealand Banking Group, Ltd	26,081	581,842
AXA SA	16,798	497,779
Banco Santander SA	139,777	916,410
Bank Leumi Le-Israel BM	12,524	75,384
Bank of America Corp.	86,140	2,542,853
Bank of Montreal	5,726	458,217
Bank of Nova Scotia, The	16,299	1,051,850
Bank of Queensland, Ltd.	3,390	33,531
Bankinter SA	5,834	55,188
Bendigo & Adelaide Bank, Ltd.	4,055	36,797
BNP Paribas SA	9,712	722,462
CaixaBank SA	31,055	144,369
Canadian Imperial Bank of Commerce	3,739	364,500
CIT Group, Inc. (b)	1,643	80,885
Citizens Financial Group, Inc.	4,400	184,712
CNP Assurances	22,053	508,704
Commonwealth Bank of Australia	19,860	1,239,433
DBS Group Holdings, Ltd.	15,522	287,099
Deutsche Bank AG	17,884	338,257
Deutsche Boerse AG	1,671	193,411
Discover Financial Services	3,317	255,144
DNB ASA	47,584	880,847
East West Bancorp, Inc.	1,300	79,079
Eurazeo SA	380	35,106
EXOR NV	939	57,572
First Republic Bank	1,386	120,083
Gjensidige Forsikring ASA	30,989	584,523
Groupe Bruxelles Lambert SA	699	75,409
Hang Seng Bank, Ltd.	6,700	166,220
Hartford Financial Services Group	12,281	691,175
Industrial Alliance Ins & Fin Svc, Inc.	1,000	47,589
Industrivarden AB, Class C	1,446	35,670
Insurance Australia Group, Ltd.	20,343	114,577
Intact Financial Corp.	17,994	1,502,936

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Financials, continued
Investor AB, Class B	12,869	$586,925
KeyCorp.	180,084	3,632,294
Legal & General Group PLC	51,532	189,719
Macquarie Group, Ltd.	9,807	758,521
Manulife Financial Corp.	17,284	360,530
Medibank Pvt, Ltd.	23,830	61,025
MetLife, Inc.	7,947	401,800
Mizrahi Tefahot Bank, Ltd.	1,163	21,423
Moody's Corp.	1,515	223,629
MSCI, Inc.	866	109,584
Muenchener Rueckversicherungs AG	1,345	290,452
National Australia Bank, Ltd.	23,898	548,822
National Bank of Canada	8,060	402,166
Nordea Bank AB	26,284	318,246
Old Mutual PLC	42,660	133,453
PNC Financial Services Group, Inc.	4,200	606,018
Poste Italiane SpA	4,521	34,039
Principal Financial Group, Inc.	47,772	3,370,792
Progressive Corp., The	5,100	287,232
Reinsurance Group of America, Inc.	600	93,558
Royal Bank of Canada	20,138	1,644,523
Royal Bank of Scotland Group PLC (a)	30,829	115,602
S&P Global, Inc.	2,300	389,620
Sampo OYJ, Class A	3,869	212,339
Skandinaviska Enskilda Banken AB, Class A	13,144	154,342
Societe Generale SA	6,640	342,328
Standard Chartered PLC (a)	28,472	299,001
Sun Life Financial, Inc.	5,358	221,140
Suncorp Group, Ltd.	11,186	120,565
Svenska Handelsbanken AB, Class A	13,215	180,597
Swedbank AB, Class A	59,264	1,429,731
Synchrony Financial	7,100	274,131
Toronto-Dominion Bank, The	15,997	937,294
Travelers Cos., Inc., The	2,496	338,557
U.S. Bancorp	14,625	783,608
UBS Group AG (a)	31,660	581,681
Unum Group	2,000	109,780
Voya Financial, Inc.	1,686	83,406
Wendel SA	245	42,453
Westpac Banking Corp.	832	20,237
Willis Towers Watson PLC	1,135	171,033
Zurich Insurance Group AG	1,310	398,297
		38,667,599
Health Care: 7.6%
Abbott Laboratories	15,024	857,420
Aetna, Inc.	2,871	517,900
Alkermes PLC (a)(b)	1,341	73,393
AmerisourceBergen Corp.	1,512	138,832
AstraZeneca PLC	10,953	755,819
Becton Dickinson & Co.	2,026	433,686
Biogen, Inc. (a)	1,928	614,203
Cardinal Health, Inc.	2,752	168,615
CSL, Ltd.	3,928	431,662
DaVita, Inc. (a)	1,400	101,150
Eli Lilly & Co.	8,595	725,934
Essilor International SA	1,796	247,384
Genmab A/S (a)	502	83,253
Getinge AB, Class B	1,980	28,711
GlaxoSmithKline PLC	42,555	753,615
Healthscope, Ltd.	15,022	24,556
Hologic, Inc. (a)	2,514	107,474
IDEXX Laboratories, Inc. (a)	785	122,758
Ipsen SA	326	38,801
Johnson & Johnson	23,343	3,261,484
Koninklijke Philips NV	8,045	303,768
McKesson Corp.	1,862	290,379
Medtronic PLC	11,932	963,509
Orion OYJ, Class B	897	33,445
Quest Diagnostics, Inc.	1,200	118,188
Recordati SpA	905	40,218
Ryman Healthcare, Ltd.	3,339	25,029
Sanofi	9,812	844,734
Shire PLC	7,855	407,055
Stryker Corp.	3,000	464,520
TESARO, Inc. (a)(b)	400	33,148
UCB SA	1,094	86,746
United Therapeutics Corp. (a)	400	59,180
Varian Medical Systems, Inc. (a)	884	98,257
Vertex Pharmaceuticals, Inc. (a)	2,166	324,597
		13,579,423

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Industrials: 6.1%
Aeroports de Paris	257	$48,868
Alfa Laval AB	2,541	60,103
Alstom SA	1,331	55,172
Ashtead Group PLC	4,320	115,869
Atlantia SpA	3,931	123,930
Atlas Copco AB, Class A	5,812	250,823
Atlas Copco AB, Class B	3,378	129,469
Auckland International Airport, Ltd.	8,260	37,916
Aurizon Holdings, Ltd.	17,754	68,411
Bouygues SA	1,846	95,785
Brambles, Ltd.	13,753	107,783
Cie de Saint-Gobain	4,325	238,032
CSX Corp.	8,000	440,080
Cummins, Inc.	1,435	253,478
Deutsche Lufthansa AG	2,029	74,512
Deutsche Post AG	8,402	399,377
easyJet PLC	21,665	428,235
Edenred	1,921	55,613
Getlink SE	4,046	52,041
Huntington Ingalls Industries, Inc.	400	94,280
Intertek Group PLC	1,397	97,697
Kone OYJ, Class B	2,925	157,080
Legrand SA	18,951	1,456,931
ManpowerGroup, Inc.	640	80,710
MTR Corp., Ltd.	13,107	76,717
Randstad Holding NV	1,031	63,261
Rexel SA	2,624	47,513
Royal Mail PLC	43,327	264,711
Sandvik AB	9,769	171,003
Schneider Electric SE (a)	4,871	412,966
Securitas AB, Class B	2,710	47,268
SEEK, Ltd.	2,877	42,544
Siemens AG	6,620	916,589
Siemens Gamesa Renewable Energy SA	2,063	28,250
Skanska AB, Class B	2,944	61,002
Societe BIC SA	239	26,265
Southwest Airlines Co.	1,330	87,049
Stanley Black & Decker, Inc.	1,400	237,566
Sydney Airport	9,540	52,347
Transurban Group	21,857	211,533
United Parcel Service, Inc., Class B	5,983	712,874
Vestas Wind Systems A/S	1,850	127,835
Volvo AB, Class B	13,452	250,501
Weir Group PLC, The	1,886	54,060
Wolters Kluwer NV	44,537	2,321,696
Zodiac Aerospace	1,770	52,906
		11,188,651
Information Technology: 18.2%
Accenture PLC, Class A	5,430	831,279
Alphabet, Inc., Class A (a)	2,627	2,767,282
Alphabet, Inc., Class C (a)	2,735	2,861,905
Arista Networks, Inc. (a)(b)	500	117,790
ASML Holding NV	3,231	561,736
Auto Trader Group PLC	8,435	40,179
Autodesk, Inc. (a)(b)	1,808	189,533
Capgemini SE	1,391	164,753
CDW Corp.	1,375	95,549
Cisco Systems, Inc.	79,625	3,049,638
Dassault Systemes SA	1,117	118,602
Ericsson, Class B	165,415	1,091,694
Facebook, Inc., Class A (a)	20,463	3,610,901
Hewlett Packard Enterprise Co.	14,300	205,348
Hexagon AB, Class B	2,237	112,217
HP, Inc.	14,629	307,355
IBM	7,742	1,187,778
Ingenico Group SA	506	54,040
Intuit, Inc.	6,770	1,068,171
Leidos Holdings, Inc.	1,300	83,941
MasterCard, Inc., Class A	8,303	1,256,742
Micro Focus International PLC	3,800	129,150
Microsoft Corp.	63,466	5,428,880
Oracle Corp.	26,800	1,267,104
REA Group, Ltd.	440	26,236
salesforce.com, Inc. (a)	5,900	603,157
Symantec Corp.	5,316	149,167
Texas Instruments, Inc.	35,275	3,684,121
Twitter, Inc. (a)	5,400	129,654
Visa, Inc., Class A	16,038	1,828,653
Xerox Corp.	1,907	55,589
		33,078,144
Materials: 1.9%
Agrium, Inc.	1,200	138,024
Air Liquide SA	3,705	465,771
Akzo Nobel NV	2,183	191,548
Avery Dennison Corp.	792	90,969
BlueScope Steel, Ltd.	4,898	58,338
Boliden AB	2,367	80,946

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Materials, continued
Boral, Ltd.	10,145	$61,416
EMS-Chemie Holding AG	71	47,369
Evonik Industries AG	1,412	53,034
Fortescue Metals Group, Ltd.	13,472	50,983
Frutarom Industries, Ltd.	335	31,392
Goldcorp, Inc.	7,538	96,129
International Flavors & Fragrances, Inc.	731	111,558
Kinross Gold Corp. (a)	10,800	46,568
Koninklijke DSM NV	1,570	149,972
Martin Marietta Materials, Inc.	600	132,624
Methanex Corp.	789	47,804
Newmont Mining Corp.	18,149	680,950
Norsk Hydro ASA	83,676	634,332
Solvay SA	642	89,261
Stora Enso OYJ, Class R	4,767	75,523
UPM-Kymmene OYJ	4,619	143,396
Yara International ASA	1,537	70,570
		3,548,477
Real Estate: 1.6%
Azrieli Group, Ltd.	368	20,566
British Land Co. PLC, The, REIT	8,466	78,847
CapitaLand Commercial Trust,REIT	21,100	30,393
CK Asset Holdings, Ltd.	23,000	200,495
Dexus, REIT	8,800	66,779
Duke Realty Corp., REIT	3,122	84,950
Federal Realty Investment Trust, REIT	694	92,170
First Capital Realty, Inc.	1,400	23,077
Fonciere Des Regions, REIT	288	32,605
Gecina SA, REIT	408	75,340
GGP, Inc.,REIT	5,400	126,306
GPT Group, The, REIT	15,590	62,014
Host Hotels & Resorts, Inc., REIT (b)	6,435	127,735
ICADE, REIT	288	28,311
Iron Mountain, Inc., REIT	2,200	83,006
Jones Lang LaSalle, Inc.	435	64,785
Klepierre SA, REIT	1,905	83,733
Land Securities Group PLC, REIT	6,415	87,159
Link, REIT	19,500	180,410
Mirvac Group, REIT	225,518	412,428
Realty Income Corp., REIT (b)	2,405	137,133
Scentre Group, REIT	46,072	150,285
Suntec Real Estate Investment Trust, REIT	21,800	34,960
UDR, Inc., REIT	2,413	92,949
Unibail-Rodamco SE, REIT	863	217,175
Vicinity Centres, REIT	29,116	61,670
Weyerhaeuser Co., REIT	6,539	230,565
		2,885,846
Telecommunication Services: 4.0%
Deutsche Telekom AG	28,329	500,755
Elisa OYJ	1,231	48,284
Iliad SA	229	54,872
Orange SA	43,974	762,105
Proximus SADP	1,317	43,219
Singapore Telecommunications, Ltd.	730,800	1,948,404
Spark New Zealand, Ltd.	15,860	40,801
TDC A/S	7,027	43,183
Tele2 AB, Class B	52,598	646,430
Telefonica Deutschland Holding AG	215,555	1,078,796
Telenor ASA	6,497	139,080
Telia Co AB	227,903	1,015,850
Telstra Corp., Ltd.	36,020	101,823
Vodafone Group PLC	230,378	728,223
Zayo Group Holdings, Inc. (a)	1,600	58,880
		7,210,705
Utilities: 4.6%
AGL Energy, Ltd.	5,694	107,901
Alliant Energy Corp.	2,046	87,180
American Electric Power Co., Inc.	4,347	319,809
American Water Works Co., Inc.	37,896	3,467,105
Atco, Ltd., Class I	700	25,060
AusNet Services	15,414	21,661
Canadian Utilities, Ltd., Class A	32,785	975,725
CMS Energy Corp.	2,500	118,250
Consolidated Edison, Inc.	2,699	229,280
Dominion Energy, Inc.	5,448	441,615
Edison International	2,835	179,285
Emera, Inc.	500	18,687
Engie SA	15,805	271,712

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

Utilities, continued
Entergy Corp.	1,600	$130,224
Fortis, Inc./Canada	3,600	132,057
Fortum OYJ	3,844	76,078
Hydro One, Ltd.	7,433	132,458
Innogy SE	1,202	47,042
Mercury NZ , Ltd.	7,419	17,719
Meridian Energy, Ltd.	11,089	22,987
National Grid PLC	29,741	350,603
Orsted A/S	1,637	89,360
Red Electrica Corp. SA	3,746	84,087
Sempra Energy	6,003	641,841
Severn Trent PLC	2,043	59,530
Suez	3,185	55,953
United Utilities Group PLC	5,901	66,088
WEC Energy Group, Inc. (b)	2,800	186,004
		8,355,301
TOTAL COMMON STOCKS
(Cost $146,651,135)		173,586,343

PREFERRED STOCKS: 0.1%
Consumer Discretionary: 0.0% (c)
Bayerische Motoren Werke AG	475	42,386

Consumer Staples: 0.1%
Henkel AG & Co. KGaA	1,542	203,629

TOTAL PREFERRED STOCKS
(Cost $225,008)		246,015

EXCHANGE-TRADED FUNDS: 4.4%
SPDR S&P 500 ETF Trust	18,276	4,877,133
Vanguard FTSE Developed Markets ETF	69,807	3,131,542

TOTAL EXCHANGE-TRADED FUNDS
(Cost $7,920,601)		8,008,675

MONEY MARKET: 0.0% (c)
State Street Institutional U.S. Government Money Market Fund, 1.207% (d)(e)	52,605	52,605
(Cost $52,605)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.301% (d)	124,634	124,634
(Cost $124,634)

TOTAL INVESTMENTS: 100.0%
(Cost $154,973,983)		182,018,272

PAYABLE UPON RETURN OF SECURITIES LOANED—
(NET): -0.1%		(124,634)

OTHER ASSETS AND LIABILITIES—
(NET): 0.1%		257,915

NET ASSETS: 100.0%		$182,151,553

(a)	Non-income producing security.

(b)	Security or partial position of this security was on loan as of December 31, 2017. The total market value of securities on loan as of December 31, 2017 was $4,692,333.

(c)	Rounds to less than 0.05%.

(d)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(e)	Premier Class shares

REIT	Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Ellevate Global Women’s Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Australia	$6,256,510	3.4%
Belgium	326,473	0.2%
Canada	9,593,743	5.3%
Denmark	343,631	0.2%
Finland	862,687	0.5%
France	14,841,389	8.1%
Germany	5,516,615	3.0%
Hong Kong	623,842	0.3%
Ireland	1,794,788	1.0%
Israel	148,765	0.1%
Italy	491,412	0.3%
Netherlands	4,877,283	2.7%
New Zealand	144,452	0.1%
Norway	2,678,384	1.5%
Singapore	2,328,355	1.3%
Spain	1,228,304	0.7%
Sweden	7,441,185	4.1%
Switzerland	1,027,347	0.6%
United Kingdom	7,990,704	4.4%
United States	113,325,164	62.1%
Money Market	52,605	0.0%*
Other assets and liabilities - (net)	257,915	0.1%
TOTAL	$182,151,553	100.0%

*	Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.3%

RENEWABLE & ALTERNATIVE ENERGY: 1.5%

Renewable Energy Developers & Independent Power Producers (IPPS) : 1.5%
Huaneng Renewables Corp., Ltd.	26,848,000	$9,089,104

ENERGY EFFICIENCY: 36.3%

Power Network Efficiency: 5.4%
Hubbell, Inc.	106,360	14,394,762
Itron, Inc. (a)	48,485	3,306,677
Schneider Electric SE (a)	178,976	15,173,667
		32,875,106
Industrial Energy Efficiency: 4.5%
Delta Electronics, Inc.	2,935,475	14,103,101
PTC, Inc. (a)	216,455	13,153,970
		27,257,071
Buildings Energy Efficiency: 12.7%
Acuity Brands, Inc.	53,726	9,455,776
Ingersoll-Rand PLC	184,704	16,473,750
Kingspan Group PLC	148,078	6,488,478
Legrand SA	256,758	19,739,259
Philips Lighting NV	413,680	15,172,459
Sekisui Chemical Co., Ltd.	531,300	10,636,791
		77,966,513
Transport Energy Efficiency: 9.1%
Aptiv PLC	179,659	15,240,473
BorgWarner, Inc.	112,044	5,724,328
Delphi Technologies PLC (a)	59,886	3,142,218
TE Connectivity, Ltd.	210,624	20,017,705
Zhuzhou CRRC Times Electric Co. Ltd.	1,735,600	11,264,154
		55,388,878
Consumer Energy Efficiency: 1.3%
Murata Manufacturing Co., Ltd.	57,100	7,645,004

Diversified Energy Efficiency: 3.3%
Siemens AG	146,542	20,289,856

WATER INFRASTRUCTURE & TECHNOLOGIES: 26.8%

Water Infrastructure: 9.9%
Ferguson PLC	242,580	17,408,491
IDEX Corp.	103,750	13,691,888
Watts Water Technologies, Inc., Class A	160,544	12,193,317
Xylem, Inc.	252,386	17,212,725
		60,506,421
Water Treatment Equipment: 6.0%
Ecolab, Inc.	132,737	17,810,651
Danaher Corp.	199,020	18,473,036
		36,283,687
Water Utilities: 10.9%
American Water Works Co., Inc.	152,729	13,973,176
Beijing Enterprises Water Group, Ltd. (a)	12,670,000	9,788,219
Pennon Group PLC	951,702	10,047,365
Severn Trent PLC	346,558	10,098,213
Suez	1,277,701	22,446,164
		66,353,137

POLLUTION CONTROL: 13.4%

Pollution Control Solutions: 1.8%
Umicore SA	229,494	10,866,301

Environmental Testing & Gas Sensing: 8.5%
Agilent Technologies, Inc.	221,898	14,860,509
Applus Services SA	792,636	10,711,330
Horiba, Ltd.	66,593	4,009,251
Intertek Group PLC	144,993	10,139,881
Waters Corp. (a)	62,500	12,074,375
		51,795,346
Public Transportation: 3.1%
East Japan Railway Co.	195,600	19,074,562

WASTE MANAGEMENT & TECHNOLOGIES: 4.7%

Waste Technology Equipment: 1.3%
China Everbright International, Ltd.	5,349,000	7,631,122

Recycling & Value Added Waste Processing: 1.2%
LKQ Corp. (a)	182,241	7,411,741

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued

WASTE MANAGEMENT & TECHNOLOGIES, continued

General Waste Management: 2.2%
Waste Management, Inc.	158,479	$13,676,737

FOOD, AGRICULTURE & FORESTRY: 12.8%

Logistics, Food Safety & Packaging: 8.9%
GEA Group AG	311,688	14,912,445
Sealed Air Corp.	492,675	24,288,878
WestRock Co.	240,613	15,209,148
		54,410,471
Sustainable & Efficient Agriculture: 3.9%
Kubota Corp.	843,700	16,502,294
Trimble, Inc. (a)	181,700	7,384,288
		23,886,582

DIVERSIFIED ENVIRONMENTAL: 2.8%

Diversified Environmental: 2.8%
Linde AG Tender (a)	24,551	5,733,902
Praxair, Inc.	72,338	11,189,242
		16,923,144
TOTAL COMMON STOCKS
(Cost $466,449,188)		599,330,783

MONEY MARKET: 2.3%
State Street Institutional U.S. Government Money Market Fund, 1.207% (b)(c)	13,770,340	13,770,340
(Cost $13,770,340)

TOTAL INVESTMENTS: 100.6%
(Cost $480,219,528)		613,101,123

OTHER ASSETS AND LIABILITIES—
(NET): -0.6%		(3,402,243)

NET ASSETS: 100.0%		$609,698,880

(a)	Non-income producing security.

(b)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(c)	Premier Class shares

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent of Net Assets
Belgium	$10,866,301	1.8%
China	20,353,258	3.3%
France	57,359,089	9.4%
Germany	40,936,203	6.7%
Hong Kong	17,419,341	2.9%
Ireland	22,962,228	3.8%
Japan	57,867,902	9.5%
Netherlands	15,172,459	2.5%
Spain	10,711,330	1.8%
Switzerland	20,017,705	3.3%
Taiwan	14,103,101	2.3%
United Kingdom	66,076,641	10.8%
United States	245,485,225	40.2%
Money Market	13,770,340	2.3%
Other assets and liabilities (net)	(3,402,243)	-0.6%
Total	$609,698,880	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS: 97.8%

Community Investment Notes: 0.5%
Calvert Social Investment Foundation, Inc., 1.500%, 04/30/20	$3,000,000	$3,000,000
CINI Investment Note, 2.000%, 10/31/20 (a)(b)	276,251	276,251
Envest Microfinance Fund, LLC, Sr. Note, Series A, 4.000%, 09/15/20	100,000	97,619

TOTAL COMMUNITY INVESTMENT NOTES
(Cost $3,376,251)		3,373,870

CORPORATE BONDS: 28.5%

Consumer Discretionary: 2.8%
Amazon.com, Inc., 144A, 2.800%, 08/22/24 (c)	1,000,000	998,461
Amazon.com, Inc., 144A, 3.875%, 08/22/37 (c)	500,000	532,362
Home Depot, Inc., The, 2.800%, 09/14/27	2,000,000	1,970,026
Marriott International, Inc., 3.250%, 09/15/22	2,000,000	2,038,820
MGM Resorts International, 4.625%, 09/01/26 (d)	1,000,000	1,015,000
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (c)	1,000,000	1,040,000
Ross Stores, Inc., 3.375%, 09/15/24	2,000,000	2,029,597
Sirius XM Radio, Inc., 144A, 4.625%, 05/15/23 (c)	1,500,000	1,535,625
Target Corp., 6.000%, 01/15/18	2,000,000	2,002,551
Time Warner Cable LLC, 6.750%, 07/01/18	1,000,000	1,022,290
TJX Cos, Inc., The, 2.250%, 09/15/26	1,000,000	939,542
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (c)	2,000,000	2,055,000
Walt Disney Co., The, 3.750%, 06/01/21	2,026,000	2,111,558
		19,290,832

Consumer Staples: 1.4%
Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	2,000,000	2,048,898
Campbell Soup Co., 3.300%, 03/19/25	1,000,000	1,005,799
Kimberly-Clark Corp., 2.650%, 03/01/25	2,000,000	1,961,140
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (c)	1,500,000	1,552,500
Lamb Weston Holdings, Inc., 144A, 4.875%, 11/01/26 (c)	500,000	523,750
PepsiCo, Inc., 2.375%, 10/06/26	1,000,000	952,113
PepsiCo, Inc., 3.000%, 10/15/27	1,000,000	997,730
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (c)	1,000,000	1,035,000
		10,076,930
Energy: 3.0%
AmeriGas Partners LP / Finance Corp., 5.875%, 08/20/26 (d)	2,000,000	2,070,000
Antero Midstream Partners LP/Finance Corp., 5.375%, 09/15/24	1,000,000	1,035,000
Concho Resources, Inc., 3.750%, 10/01/27	500,000	506,931
ConocoPhillips Co., 2.875%, 11/15/21	2,000,000	2,025,016
ConocoPhillips Co., 4.950%, 03/15/26	1,000,000	1,136,969
Hess Corp, 3.500%, 07/15/24	2,000,000	1,973,949
MidAmerican Energy Co., 3.100%, 05/01/27	3,000,000	3,018,807
Noble Energy, Inc., 3.900%, 11/15/24	2,000,000	2,059,455
Occidental Petroleum Corp., 3.500%, 06/15/25	2,000,000	2,073,067

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Energy, continued
ONEOK Partners, LP, 8.625%, 03/01/19	$2,000,000	$2,135,331
Sabine Pass Liquefaction, LLC, 5.625%, 03/01/25	1,000,000	1,104,601
Sabine Pass Liquefaction, LLC, 5.000%, 03/15/27	1,000,000	1,073,837
Schlumberger Finance Canada, Ltd., 144A, 2.650%, 11/20/22 (c)	500,000	498,037
		20,711,000
Financials: 11.9%
Ally Financial, Inc., 3.250%, 11/05/18	2,000,000	2,007,500
American Express Credit Corp., 2.250%, 05/05/21	1,400,000	1,389,618
Asian Development Bank, 2.125%, 03/19/25	2,000,000	1,952,639
Bank of America Corp., 1.950%, 05/12/18	3,000,000	3,000,394
Bank of America Corp., 2.151%, 11/09/20	2,000,000	1,992,208
Bank of America Corp., 3.300%, 01/11/23	1,000,000	1,023,708
Bank of America Corp., 3.500%, 04/19/26	1,000,000	1,023,503
Bank of New York Mellon Corp., The, 2.200%, 08/16/23	2,000,000	1,939,942
Bank of New York Mellon Corp., The, 2.450%, 08/17/26 (d)	1,000,000	950,831
BlackRock, Inc., 3.375%, 06/01/22	2,350,000	2,437,682
Charles Schwab Corp., The, 2.650%, 01/25/23	2,000,000	2,000,190
Charles Schwab Corp., The, 3.200%, 01/25/28 (d)	1,000,000	1,002,828
Chubb INA Holdings, Inc., 3.350%, 05/03/26	2,000,000	2,043,273
Digital Realty Trust LP, REIT, 3.950%, 07/01/22	1,750,000	1,829,979
Discover Bank, 3.200%, 08/09/21	1,000,000	1,015,277
Discover Bank, 4.250%, 03/13/26	1,300,000	1,358,176
Fifth Third Bank, 2.250%, 06/14/21	2,000,000	1,981,859
Ford Motor Credit Co., LLC, 2.686%, 11/20/18 (e)	3,000,000	2,998,754
Ford Motor Credit Co., LLC, 2.379%, 03/12/19 (e)	1,000,000	1,005,211
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	1,000,000	1,084,294
Goldman Sachs Group, Inc., The, 2.578%, 04/30/18 (e)	4,000,000	4,012,113
Goldman Sachs Group, Inc., The, 6.750%, 10/01/37	2,000,000	2,682,164
ING Bank NV, 144A, 2.000%, 11/26/18 (c)	2,000,000	1,999,261
International Bank for Reconstruction & Development, 2.125%, 03/03/25	4,000,000	3,912,232
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	1,970,990
International Lease Finance Corp., 144A, 7.125%, 09/01/18 (c)	2,010,000	2,074,394
JPMorgan Chase & Co., 2.972%, 01/15/23	2,000,000	2,018,157
JPMorgan Chase & Co, 2.950%, 10/01/26	2,000,000	1,966,734
Morgan Stanley, 2.200%, 12/07/18	2,000,000	2,002,748
Morgan Stanley, 2.625%, 11/17/21	2,000,000	1,991,979

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Financials, continued
Morgan Stanley, 2.543%, 01/20/22 (e)	$4,000,000	$4,067,950
New Red Finance, Inc., 144A, 4.250%, 05/15/24 (c)	1,000,000	1,000,000
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,972,004
PNC Bank NA, 2.625%, 02/17/22	2,000,000	2,005,679
PNC Bank NA, 3.100%, 10/25/27	1,000,000	999,773
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,148,424
Raymond James Financial, Inc., 3.625%, 09/15/26	1,000,000	1,006,556
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,000,000	2,194,518
State Street Corp., 4.956%, 03/15/18	2,010,000	2,021,601
Toyota Motor Credit Corp., 4.250%, 01/11/21	1,480,000	1,560,600
Toyota Motor Credit Corp., 1.900%, 04/08/21	500,000	493,031
Toyota Motor Credit Corp., 2.150%, 09/08/22	500,000	492,356
Travelers Cos, Inc., The, 3.750%, 05/15/46	1,000,000	1,023,047
US Bancorp, 1.950%, 11/15/18	2,064,000	2,064,444
US Bancorp, 3.150%, 04/27/27	1,000,000	1,003,028
		82,721,649
Health Care: 2.5%
AbbVie, Inc., 3.200%, 05/14/26	2,000,000	1,997,724
Amgen, Inc., 3.200%, 11/02/27	2,000,000	2,001,711
Becton Dickinson & Co., 7.000%, 08/01/27	2,250,000	2,824,206
Eli Lilly & Co., 3.100%, 05/15/27	2,000,000	2,032,489
HCA, Inc., 4.500%, 02/15/27 (d)	1,000,000	1,007,500
HCA, Inc., 5.500%, 06/15/47	1,000,000	1,000,000
Merck & Co., Inc., 2.350%, 02/10/22	2,000,000	1,998,480
Sabra Health Care, LP, REIT, 5.125%, 08/15/26	2,000,000	2,031,432
UnitedHealth Group, Inc., 3.450%, 01/15/27	2,000,000	2,071,333
Zoetis, Inc., 3.000%, 09/12/27	500,000	489,436
		17,454,311
Industrials: 1.6%
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,317,576
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,353,127
Masco Corp., 4.375%, 04/01/26	1,000,000	1,060,500
SolarCity Corp., 4.700%, 05/29/25 (b)	2,000,000	1,981,602
United Parcel Service, Inc., 2.400%, 11/15/26	1,000,000	953,853
United Parcel Service, Inc., 3.050%, 11/15/27	1,000,000	1,001,344
Waste Management, Inc., 2.900%, 09/15/22	2,500,000	2,516,756
		11,184,758
Information Technology: 3.0%
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,207,994
Apple, Inc., 2.850%, 05/06/21	1,000,000	1,016,527
Apple, Inc., 2.850%, 05/11/24	500,000	502,665
Apple, Inc., 3.000%, 06/20/27	2,500,000	2,492,089
CA, Inc., 5.375%, 12/01/19	1,500,000	1,574,015
Cisco Systems, Inc., 1.981%, 03/01/19 (e)	2,000,000	2,010,091

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued

CORPORATE BONDS, continued

Information Technology, continued
Dell International, LLC/EMC Corp., 144A, 6.020%, 06/15/26 (c)	$2,000,000	$2,208,842
eBay, Inc., 2.750%, 01/30/23	1,000,000	991,422
Intel Corp., 3.150%, 05/11/27	500,000	510,512
Microsoft Corp., 2.875%, 02/06/24	1,000,000	1,015,302
Microsoft Corp., 2.400%, 08/08/26	3,000,000	2,896,435
NetApp, Inc., 3.250%, 12/15/22	671,000	674,464
ViaSat, Inc., 144A, 5.625%, 09/15/25 (c)	1,000,000	1,012,500
Visa, Inc., 3.650%, 09/15/47	2,000,000	2,057,521
Western Digital Corp., 144A, 7.375%, 04/01/23 (c)	1,000,000	1,081,250
		21,251,629
Materials: 0.4%
ArcelorMittal, 6.125%, 06/01/25	500,000	578,125
LyondellBasell Industries NV, 6.000%, 11/15/21	2,000,000	2,223,427
		2,801,552
Real Estate: 0.4%
American Tower Corp., REIT, 2.250%, 01/15/22	2,000,000	1,949,786
Iron Mountain, Inc., 144A, 4.875%, 09/15/27 (c)	1,000,000	1,005,000
		2,954,786
Telecommunication Services: 1.1%
AT&T, Inc., 3.900%, 08/14/27	500,000	504,322
AT&T, Inc., 4.900%, 08/14/37	500,000	507,866
Discovery Communications, LLC, 3.950%, 03/20/28	2,000,000	1,993,460
Level 3 Financing, Inc., 5.375%, 01/15/24	1,000,000	1,001,250
Verizon Communications, Inc., 3.500%, 11/01/24	2,500,000	2,548,540
Verizon Communications, Inc., 4.500%, 08/10/33	1,000,000	1,051,788
		7,607,226
Utilities: 0.4%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	986,194
Southern Power Co., 4.150%, 12/01/25	2,000,000	2,111,124
		3,097,318
TOTAL CORPORATE BONDS
(Cost $196,971,679)		199,151,991

U.S. GOVERNMENT AGENCY BONDS: 2.8%

Federal Farm Credit Bank (Agency): 1.7%
1.120%, 08/20/18	4,000,000	3,983,287
1.140%, 09/04/18	3,500,000	3,487,733
1.875%, 03/02/22	2,000,000	1,960,728
1.770%, 10/05/23	2,465,000	2,359,784
		11,791,532
Federal Home Loan Bank System (Agency): 0.1%
2.375%, 03/12/21	1,000,000	1,008,965

Fannie Mae: 1.0%
1.050%, 05/25/18	3,000,000	2,994,000
1.000%, 12/20/18	4,000,000	3,966,196
		6,960,196
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $19,939,046)		19,760,693

GOVERNMENT BONDS: 0.7%
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,085,245
(Cost $4,997,107)

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued

MUNICIPAL BONDS: 5.0%
Alabama Economic Settlement Authority, 3.163%, 09/15/25	$2,000,000	$2,023,920
American Municipal Power, Inc., 6.973%, 02/15/24	2,000,000	2,358,680
City & County of Honolulu HI, 3.125%, 10/01/28	2,000,000	2,027,280
City of Los Angeles CA Wastewater System Revenue, 3.144%, 06/01/26	2,000,000	2,019,520
City of Napa CA Solid Waste Revenue, 2.890%, 08/01/31	1,500,000	1,447,080
City of San Francisco CA Public Utilities Commission Water Revenue, 2.619%, 11/01/22	1,000,000	1,000,870
City of San Francisco CA Public Utilities Commission Water Revenue, 6.000%, 11/01/40	2,815,000	3,622,089
Commonwealth of Massachusetts, 4.200%, 12/01/21	2,000,000	2,098,540
Dallas Independent School District, 6.450%, 02/15/35	1,000,000	1,116,500
Kentucky State Property & Building Commission, 5.373%, 11/01/25	2,000,000	2,212,740
Metropolitan Water Reclamation District of Greater Chicago, 4.000%, 12/01/36	1,000,000	1,023,030
New Jersey Transportation Trust Fund Authority, 6.104%, 12/15/28	2,500,000	2,625,025
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,332,888
State of California, 5.000%, 10/01/28	1,000,000	1,191,150
State of Georgia, 4.310%, 10/01/26	2,000,000	2,214,860
Taft Independent School District/TX, 4.207%, 08/15/36	1,500,000	1,593,495
University of California, 4.059%, 05/15/31	2,800,000	3,011,540
University of Massachusetts Building Authority, 6.573%, 05/01/39	1,800,000	1,907,802

TOTAL MUNICIPAL BONDS
(Cost $34,735,392)		34,827,009

U.S. TREASURY NOTES: 33.3%
0.125%, 04/15/18 (TIPS)	1,045,748	1,044,775
1.000%, 10/15/19 (d)	6,000,000	5,909,297
1.375%, 01/15/20	12,000,000	11,877,656
1.250%, 07/15/20	4,524,240	4,672,326
0.125%, 04/15/21	3,122,280	3,110,419
2.125%, 09/30/21 (TIPS)	10,000,000	10,007,813
1.750%, 11/30/21	4,000,000	3,944,766
0.125%, 04/15/22 (TIPS)	4,057,120	4,029,441
1.875%, 04/30/22	37,000,000	36,562,792
2.125%, 11/30/23 (TIPS)	15,000,000	14,879,883
2.125%, 03/31/24	10,000,000	9,899,414
2.000%, 05/31/24	2,000,000	1,962,969
0.125%, 07/15/24	4,155,360	4,107,833
2.375%, 08/15/24 (d)	36,000,000	36,120,937
0.625%, 01/15/26	3,114,360	3,165,456
2.375%, 05/15/27	24,000,000	23,935,313
0.375%, 07/15/27	10,083,800	10,033,459
6.250%, 05/15/30	4,000,000	5,624,844
4.500%, 02/15/36 (d)	9,000,000	11,589,434
5.000%, 05/15/37	2,000,000	2,742,969
4.375%, 11/15/39	2,000,000	2,574,023
0.875%, 02/15/47	1,021,850	1,062,834
2.750%, 11/15/47	24,000,000	24,043,125

TOTAL U.S. TREASURY NOTES
(Cost $234,385,343)		232,901,778

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES: 27.0%

Ginnie Mae (Mortgage-Backed): 2.1%
6.000%, 01/15/38	$308,955	$350,465
3.020%, 09/15/41	1,934,522	1,880,776
2.625%, 06/20/43 (e)	974,978	1,005,425
4.000%, 02/20/45	867,150	909,228
3.500%, 11/20/46	1,727,645	1,788,290
2.904%, 09/16/50 (e)	2,000,000	1,980,897
3.458%, 05/16/53 (e)	2,237,945	2,241,860
3.250%, 09/16/54 (e)	2,000,000	1,999,829
2.603%, 03/16/55 (e)	2,303,555	2,265,661
		14,422,431
Freddie Mac (Mortgage-Backed): 5.9%
3.010%, 07/25/25	4,000,000	4,080,005
4.000%, 06/01/26	2,983,693	3,122,293
3.500%, 06/01/28	1,087,391	1,128,130
3.500%, 01/01/29	1,019,748	1,057,131
4.000%, 08/01/31	1,384,219	1,463,147
3.000%, 07/01/33	2,019,887	2,063,523
3.500%, 01/01/34	1,805,061	1,880,315
3.500%, 03/01/35	1,230,788	1,279,032
4.000%, 10/01/35	3,550,163	3,760,212
5.500%, 10/01/39	405,419	449,381
3.500%, 01/01/41	1,148,880	1,185,940
3.000%, 01/15/42	1,946,000	1,887,771
4.000%, 04/01/42	1,256,656	1,319,963
3.500%, 04/01/42	1,436,580	1,485,004
2.458%, 01/01/43 (e)	2,091,446	2,096,226
4.000%, 08/01/44	1,451,243	1,534,045
3.500%, 02/01/45	2,049,827	2,126,655
4.000%, 08/01/47	1,916,716	2,005,456
3.500%, 09/01/47	1,971,216	2,027,990
3.500%, 10/01/47	2,986,484	3,072,501
3.500%, 12/01/47	1,987,077	2,044,308
		41,069,028
Fannie Mae (Mortgage-Backed): 16.5%
2.940%, 03/01/24	2,967,293	3,027,524
2.480%, 08/01/26	2,000,000	1,939,661
2.270%, 09/01/26	2,000,000	1,899,649
4.000%, 10/01/26	1,233,207	1,296,155
3.000%, 11/01/26	997,985	1,019,579
3.500%, 12/01/26	1,325,503	1,369,514
3.140%, 03/01/27	1,500,000	1,533,451
3.270%, 09/01/27	2,380,000	2,458,376
3.660%, 01/01/29	2,000,000	2,117,390
4.000%, 01/01/31	1,175,815	1,238,829
4.500%, 04/01/34	1,587,248	1,704,519
4.000%, 05/01/34	1,184,041	1,258,072
3.500%, 07/01/35	2,090,470	2,175,812
4.000%, 07/01/36	1,652,029	1,746,091
3.500%, 09/01/37	1,958,793	2,029,229
6.000%, 06/01/40	770,710	869,858
5.000%, 06/01/40	1,333,734	1,457,089
3.500%, 12/01/40	1,567,515	1,619,037
4.000%, 01/01/41	1,739,162	1,827,059
4.000%, 02/01/41	3,805,429	4,034,654
4.500%, 03/01/41	1,464,501	1,570,232
3.500%, 10/01/41	1,478,437	1,531,760
4.500%, 11/01/41	1,364,789	1,473,669
4.000%, 01/01/42	3,592,934	3,814,398
2.705%, 04/01/42 (e)	1,166,340	1,184,745
4.000%, 07/01/42	3,422,469	3,596,055
3.435%, 09/01/42 (e)	506,451	524,704
3.500%, 06/01/43	2,237,145	2,306,810
3.000%, 06/01/43	1,293,133	1,300,527
4.000%, 08/01/43	1,616,494	1,693,325
2.745%, 09/01/43 (e)	1,496,632	1,547,475
4.000%, 01/01/45	1,276,675	1,336,909
3.500%, 04/01/45	1,296,512	1,332,271
4.000%, 06/01/45	1,907,482	2,020,469
3.500%, 08/01/45	4,291,975	4,442,761
4.000%, 09/01/45	2,045,667	2,150,959
4.000%, 10/01/45	3,371,919	3,528,837
3.500%, 10/01/45	2,336,637	2,407,847
4.000%, 11/01/45	5,099,917	5,337,757
3.500%, 04/01/46	2,124,934	2,189,792
4.000%, 06/01/46	2,376,340	2,487,008
3.500%, 06/01/46	1,788,085	1,847,637
3.000%, 06/01/46	5,367,196	5,371,602
4.000%, 07/01/46	2,612,187	2,735,649
4.500%, 09/01/46	1,562,470	1,685,382
4.000%, 10/01/46	1,714,381	1,794,428
3.000%, 10/01/46	1,794,656	1,796,130
4.500%, 01/01/47	2,147,486	2,294,538
4.000%, 01/01/47	2,282,073	2,397,968
4.000%, 05/01/47	4,168,542	4,370,356
4.000%, 06/01/47	2,863,688	2,998,105
3.500%, 08/01/47	3,916,987	4,025,236
		115,716,889

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued

MORTGAGE-BACKED SECURITIES, continued

Commercial Mortgage-Backed: 2.5%
Dell Equipment Finance Trust 2017-2, 144A, 2.470%, 10/24/22 (c)	$750,000	$746,094
FREMF Mortgage Trust, 144A, 3.565%, 11/25/47 (c)(e)	2,000,000	2,025,184
FREMF Mortgage Trust, 144A, 4.611%, 01/25/48 (c)(e)	2,986,504	3,131,210
Mastr Asset Backed Securities Trust 2007-NCW, 144A, 2.152%, 05/25/37 (b)(c)(e)	1,862,754	1,825,532
Metlife Securitization Trust 2017-1, 144A, 3.000%, 04/25/55 (c)(e)	728,803	737,746
Mill City Mortgage Loan Trust 2017-3, 144A, 3.250%, 01/25/61 (c)(e)	1,250,000	1,254,140
Sequoia Mortgage Trust 2017-CH2, 144A, 4.000%, 12/25/47 (c)(e)	988,326	1,010,308
SoFi Professional Loan Program 2017-F LLC, 144A, 2.840%, 01/25/41 (c)	1,000,000	1,002,591
SolarCity Corp./TES 2017-2 LLC, 144A, 4.120%, 02/20/48 (c)	1,000,000	1,003,672
Towd Point Mortgage Trust 2015-1, 144A, 3.250%, 10/25/53 (c)(e)	2,000,000	2,021,454
Towd Point Mortgage Trust 2017-5, 144A, 2.152%, 02/25/57 (c)(e)	955,254	958,808
Towd Point Mortgage Trust 2017-2, 144A, 2.890%, 04/25/57 (c)	894,317	897,652
Towd Point Mortgage Trust 2015-1, 144A, 3.750%, 11/25/57 (c)(e)	1,000,000	1,027,942
		17,642,333
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $190,319,954)		188,850,681

TOTAL BONDS
(Cost $684,724,772)		683,951,267

CERTIFICATES OF DEPOSIT: 0.0% (f)
Community Credit Union of Lynn, 2.200%, 11/29/22	250,000	246,797
Hope Community Credit Union, 1.300%, 05/07/18	100,000	100,000

TOTAL CERTIFICATES OF DEPOSIT
(Cost $350,000)		346,797

MONEY MARKET: 2.3%
Self Help Credit Union Money Market Account, 1.270% (g)	427,349	427,349
State Street Institutional U.S. Government Money Market Fund, 1.207% (h)(i)	25,223,863	15,741,060

TOTAL MONEY MARKET
(Cost $16,168,409)		16,168,409

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.5%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.301% (h)	3,338,160	$3,338,160
(Cost $3,338,160)

TOTAL INVESTMENTS: 100.6%
(Cost $704,581,341)		703,804,633

PAYABLE UPON RETURN OF SECURITIES LOANED
(NET):- 0.5%		(3,338,160)

OTHER ASSETS AND LIABILITIES—
(NET):- 0.1%		(447,395)

NET ASSETS: 100.0%		$700,019,078

(a)	Fair valued security.

(b)	Illiquid security.

(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(d)	Security of partial position of this security was on loan as of December 31, 2017. The total market value of securities on loan as of December 31, 2017 was $53,027,759.

(e)	Rate shown reflects the accrual rate as of December 31, 2017 on securities with variable or step rates.

(f)	Rounds to less than 0.05%.

(g)	Rate shown represents annualized 30-day yield as of December 31, 2017.

(h)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(i)	Premier Class shares

LP	Limited Partnership

REIT	Real Estate Investment Trust

TIPS	Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.6%

Energy: 0.6%
Chaparral Energy, Inc., Class A (a)	79,025	$1,872,102
Chaparral Energy, Inc., Class B (a)(b)(c)	19,281	437,486
		2,309,588
Health Care: 0.0%
Interactive Health, Inc. (a)(b)(c)	706	0

TOTAL COMMON STOCKS
(Cost $2,383,036)		2,309,588

PREFERRED STOCKS: 0.0%

Health Care: 0.0%
Interactive Health, Inc., 0.000% (b)(c)	1,412	0
(Cost $357,962)

BONDS: 95.1%

CORPORATE BONDS: 92.9%

Automotive: 2.9%
Allison Transmission, Inc., 144A, 5.000%, 10/01/24 (d)	950,000	982,063
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (d)	950,000	958,313
Delphi Technologies PLC, 144A, 5.000%, 10/01/25 (d)	1,950,000	1,979,250
FXI Holdings, Inc., 144A, 7.875%, 11/01/24 (d)	950,000	950,285
IHO Verwaltungs GmbH, 144A, 4.500%, 09/15/23 (d)	1,900,000	1,941,571
IHO Verwaltungs GmbH, 144A, 4.750%, 09/15/26 (d)	950,000	966,625
Meritor, Inc., 6.250%, 02/15/24	1,800,000	1,903,500
Nexteer Automotive Group Ltd, 144A, 5.875%, 11/15/21 (d)	1,000,000	1,047,500
Tesla, Inc., 144A, 5.300%, 08/15/25 (d)	500,000	479,375
TI Group Automotive Systems LLC, 144A, 8.750%, 07/15/23 (d)	701,000	755,328
		11,963,810
Banking: 3.4%
Ally Financial, Inc., 3.500%, 01/27/19	2,450,000	2,468,375
Ally Financial, Inc., 4.250%, 04/15/21	2,000,000	2,055,000
Ally Financial, Inc., 4.125%, 02/13/22	2,300,000	2,357,040
Ally Financial, Inc., 5.750%, 11/20/25	1,800,000	1,968,750
CIT Group, Inc., 5.000%, 08/01/23	1,000,000	1,067,500
Royal Bank of Scotland Group PLC, 6.125%, 12/15/22	2,900,000	3,182,050
Royal Bank of Scotland Group PLC, 5.125%, 05/28/24	900,000	955,906
		14,054,621
Basic Industry: 10.4%
Alcoa Nederland Holding BV, 144A, 7.000%, 09/30/26 (d)	950,000	1,071,125
Aleris International, Inc., 7.875%, 11/01/20	500,000	497,500
Aleris International, Inc., 144A, 9.500%, 04/01/21 (d)	450,000	477,000
ArcelorMittal, 6.125%, 06/01/25	1,950,000	2,254,687
Beacon Escrow Corp., 144A, 4.875%, 11/01/25 (d)	1,950,000	1,967,063
BlueScope Steel Finance, Ltd/USA LLC, 144A, 6.500%, 05/15/21 (d)	2,850,000	2,978,250
Cleveland-Cliffs, Inc., 144A, 4.875%, 01/15/24 (d)	1,450,000	1,450,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Basic Industry, continued
Cleveland-Cliffs, Inc., 144A, 5.750%, 03/01/25 (d)	$500,000	$477,500
Coeur Mining, Inc., 5.875%, 06/01/24	1,900,000	1,883,375
Constellium NV, 144A, 5.875%, 02/15/26 (d)	950,000	970,188
Core & Main, LP, 144A, 6.125%, 08/15/25 (d)	1,500,000	1,526,250
FBM Finance, Inc., 144A, 8.250%, 08/15/21 (d)	1,500,000	1,601,250
Lennar Corp., 4.875%, 12/15/23	475,000	500,531
Lennar Corp., 4.750%, 05/30/25	1,000,000	1,042,500
Lennar Corp., 144A, 4.750%, 11/29/27 (d)	950,000	983,060
Mercer International, Inc., 6.500%, 02/01/24	1,900,000	2,023,500
Meritage Homes Corp., 5.125%, 06/06/27	1,900,000	1,938,000
SPCM SA, 144A, 4.875%, 09/15/25 (d)	950,000	960,688
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (d)	900,000	951,750
Standard Industries, Inc., 144A, 6.000%, 10/15/25 (d)	2,000,000	2,145,000
Taylor Morrison Communities, Inc./Holdings II, Inc., 144A, 5.625%, 03/01/24 (d)	2,050,000	2,155,063
Toll Brothers Finance Corp., 4.875%, 11/15/25	900,000	942,750
Toll Brothers Finance Corp., 4.875%, 03/15/27	900,000	936,000
TRI Pointe Group, Inc., 5.250%, 06/01/27	1,900,000	1,951,205
US Concrete, Inc., 6.375%, 06/01/24	2,250,000	2,424,375
USG Corp., 144A, 4.875%, 06/01/27 (d)	1,900,000	1,974,195
Valvoline, Inc., 5.500%, 07/15/24	1,900,000	2,023,500
WESCO Distribution, Inc., 5.375%, 06/15/24	2,850,000	2,942,625
		43,048,930
Capital Goods: 5.1%
ARD Finance SA, 7.125%, 09/15/23	3,000,000	3,142,500
Ardagh Packaging Finance PLC/ Holdings USA, Inc., 144A, 7.250%, 05/15/24 (d)	1,000,000	1,092,500
Bombardier, Inc., 144A, 8.750%, 12/01/21 (d)	450,000	496,125
Bombardier, Inc.,144A, 7.500%, 12/01/24 (d)	1,950,000	1,984,125
CTP Transportation Products LLC/Finance, Inc., 144A, 8.250%, 12/15/19 (d)	1,100,000	1,078,000
Itron, Inc.,144A, 5.000%, 01/15/26 (d)	1,000,000	1,006,250
Manitowoc Co, Inc., The, 144A, 12.750%, 08/15/21 (d)	1,900,000	2,175,500
Matthews International Corp., 144A, 5.250%, 12/01/25 (d)	950,000	961,875
OI European Group BV, 144A, 4.000%, 03/15/23 (d)	1,900,000	1,907,315
RBS Global, Inc. / Rexnord LLC, 144A, 4.875%, 12/15/25 (d)	950,000	961,875
Shape Technologies Group, Inc., 144A, 7.625%, 02/01/20 (d)	1,650,000	1,691,250
Tennant Co., 144A, 5.625%, 05/01/25 (d)	1,400,000	1,477,000
TriMas Corp., 144A, 4.875%, 10/15/25 (d)	1,900,000	1,910,687
Vertiv Group Corp., 144A, 9.250%, 10/15/24 (d)	950,000	1,018,875
		20,903,877

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Consumer Goods: 4.6%
Central Garden & Pet Co, 5.125%, 02/01/28	$2,000,000	$2,005,000
Cott Holdings, Inc., 144A, 5.500%, 04/01/25 (d)	2,400,000	2,472,000
High Ridge Brands Co., 144A, 8.875%, 03/15/25 (d)	3,000,000	2,685,000
Lamb Weston Holdings, Inc., 144A, 4.625%, 11/01/24 (d)	975,000	1,009,125
Lamb Weston Holdings, Inc., 144A, 4.875%, 11/01/26 (d)	950,000	995,125
Post Holdings, Inc., 144A, 5.000%, 08/15/26 (d)	2,450,000	2,416,312
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (d)	950,000	969,000
Prestige Brands, Inc., 144A, 6.375%, 03/01/24 (d)	2,500,000	2,603,125
Tempur Sealy International, Inc., 5.500%, 06/15/26	1,900,000	1,952,630
US Foods, Inc., 144A, 5.875%, 06/15/24 (d)	1,900,000	2,004,500
		19,111,817
Energy: 13.1%
AmeriGas Partners LP/Finance Corp., 5.625%, 05/20/24	1,500,000	1,567,500
AmeriGas Partners LP/Finance Corp., 5.750%, 05/20/27	950,000	964,250
Antero Midstream Partners LP/Finance Corp., 5.375%, 09/15/24	1,900,000	1,966,500
Antero Resources Corp., 5.375%, 11/01/21	700,000	720,125
Antero Resources Corp., 5.625%, 06/01/23	1,900,000	1,985,500
Antero Resources Corp., 5.000%, 03/01/25	1,950,000	1,998,750
Archrock Partners LP/Finance Corp., 6.000%, 04/01/21	1,750,000	1,758,750
Archrock Partners LP/Finance Corp., 6.000%, 10/01/22	1,000,000	1,005,000
Ascent Resources Utica Holdings LLC, 144A, 10.000%, 04/01/22 (d)	1,400,000	1,508,500
Cheniere Energy Partners LP, 144A, 5.250%, 10/01/25 (d)	950,000	969,000
Concho Resources, Inc., 4.375%, 01/15/25	1,000,000	1,042,500
Diamond Offshore Drilling, Inc., 7.875%, 08/15/25	950,000	997,500
Exterran Energy Solutions LP/EES Finance Corp., 144A, 8.125%, 05/01/25 (d)	1,400,000	1,508,500
Extraction Oil & Gas, Inc., 144A, 7.375%, 05/15/24 (d)	950,000	1,018,875
Genesis Energy LP / Finance Corp., 6.000%, 05/15/23	1,000,000	1,017,500
Genesis Energy LP / Finance Corp., 5.625%, 06/15/24	1,450,000	1,421,000
Genesis Energy LP/Finance Corp., 6.250%, 05/15/26	900,000	898,875
Great Western Petroleum LLC/Finance Corp., 144A, 9.000%, 09/30/21 (d)	2,000,000	2,090,000
Hess Infrastructure Partners LP/Finance Corp., 144A, 5.625%, 02/15/26 (d)	1,950,000	2,023,125
ION Geophysical Corp., 9.125%, 12/15/21	2,250,000	2,221,875
KCA Deutag UK Finance PLC, 144A, 9.875%, 04/01/22 (d)	2,000,000	2,130,000
Laredo Petroleum, Inc., 6.250%, 03/15/23	1,350,000	1,404,405

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Energy, continued
Noble Holding International, Ltd., 7.750%, 01/15/24	$1,900,000	$1,643,500
Parsley Energy LLC/Finance Corp., 144A, 5.625%, 10/15/27 (d)	1,950,000	1,998,750
Precision Drilling Corp., 7.750%, 12/15/23	950,000	1,002,250
Pride International, Inc., 6.875%, 08/15/20	1,000,000	1,048,750
RSP Permian, Inc., 5.250%, 01/15/25	950,000	978,500
Southwestern Energy Co., 6.700%, 01/23/25	500,000	521,875
Southwestern Energy Co., 7.500%, 04/01/26	950,000	1,010,563
Sunoco LP / Sunoco Finance Corp., 6.250%, 04/15/21	950,000	989,900
Sunoco LP / Sunoco Finance Corp., 6.375%, 04/01/23	900,000	950,625
Tallgrass Energy Partners LP/Finance Corp., 144A, 5.500%, 09/15/24 (d)	1,900,000	1,959,375
Tallgrass Energy Partners LP/Finance Corp., 144A, 5.500%, 01/15/28 (d)	2,725,000	2,761,650
Tapstone Energy, LLC/Finance Corp., 144A, 9.750%, 06/01/22 (d)	2,000,000	1,722,500
Targa Resources Partners LP/Finance Corp., 5.250%, 05/01/23	1,350,000	1,383,750
Targa Resources Partners LP/Finance Corp., 144A, 5.000%, 01/15/28 (d)	1,900,000	1,902,375
WildHorse Resource Development Corp., 6.875%, 02/01/25	1,900,000	1,947,500
		54,039,893
Financial Services: 2.4%
Fly Leasing, Ltd., 6.375%, 10/15/21	3,000,000	3,135,000
International Lease Finance Corp., 5.875%, 08/15/22	900,000	999,331
OneMain Financial Holdings LLC, 144A, 7.250%, 12/15/21 (d)	950,000	987,834
Park Aerospace Holdings, Ltd., 144A, 5.250%, 08/15/22 (d)	1,800,000	1,795,500
Park Aerospace Holdings, Ltd., 144A, 5.500%, 02/15/24 (d)	1,000,000	995,000
Springleaf Finance Corp., 6.125%, 05/15/22	1,000,000	1,042,500
Springleaf Finance Corp., 8.250%, 10/01/23	950,000	1,066,375
		10,021,540
Health Care: 7.9%
Avantor, Inc., 144A, 6.000%, 10/01/24 (d)	1,900,000	1,897,625
Avantor, Inc., 144A, 9.000%, 10/01/25 (d)	2,000,000	1,975,000
Centene Corp., 5.625%, 02/15/21	450,000	463,500
Centene Corp., 6.125%, 02/15/24	900,000	954,000
Change Healthcare Holdings LLC/Finance, Inc., 144A, 5.750%, 03/01/25 (d)	1,500,000	1,505,625
DaVita, Inc. , 5.125%, 07/15/24	950,000	961,281
Endo Dac/Finance, LLC/Finco, Inc., 144A, 5.875%, 10/15/24 (d)	600,000	610,500
Endo Finance, LLC/Finco, Inc., 144A, 7.250%, 01/15/22 (d)	850,000	739,500
HCA, Inc., 5.875%, 05/01/23	2,750,000	2,942,500
HCA, Inc., 5.375%, 02/01/25	1,000,000	1,037,500

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Financial Services, continued
HCA, Inc., 5.875%, 02/15/26	$4,850,000	$5,141,000
HCA, Inc., 5.250%, 06/15/26	1,000,000	1,062,500
Hologic, Inc., 144A, 4.375%, 10/15/25 (d)	1,900,000	1,933,250
Kindred Healthcare, Inc., 6.375%, 04/15/22	550,000	561,000
Kindred Healthcare, Inc., 8.750%, 01/15/23	1,000,000	1,065,000
LifePoint Health, Inc., 5.375%, 05/01/24	1,900,000	1,869,125
MEDNAX, Inc., 144A, 5.250%, 12/01/23 (d)	2,400,000	2,448,000
MPT Operating Partnership LP/Finance Corp., 6.375%, 03/01/24	1,000,000	1,062,500
MPT Operating Partnership LP/Finance Corp., 5.000%, 10/15/27	950,000	970,188
Ortho-Clinical Diagnostics, Inc., 144A, 6.625%, 05/15/22 (d)	1,000,000	1,010,000
Sabra Health Care, LP, REIT, 5.125%, 08/15/26	2,400,000	2,437,717
		32,647,311
Insurance: 0.7%
AssuredPartners, Inc., 144A, 7.000%, 08/15/25 (d)	2,000,000	1,995,000
MGIC Investment Corp., 5.750%, 08/15/23	950,000	1,041,438
		3,036,438
Leisure: 5.1%
Carlson Travel, Inc., 144A, 6.750%, 12/15/23 (d)	950,000	862,125
Carlson Travel, Inc., 144A, 9.500%, 12/15/24 (d)	1,000,000	807,500
Cedar Fair LP, 144A, 5.375%, 04/15/27 (d)	1,400,000	1,473,500
ESH Hospitality, Inc., 144A, 5.250%, 05/01/25 (d)	2,800,000	2,835,000
Hilton Worldwide Finance, LLC/Corp., 4.625%, 04/01/25	950,000	978,500
Hilton Worldwide Finance, LLC/Corp., 4.875%, 04/01/27	1,900,000	1,992,625
MGM Growth Properties Operating Partnership, LP, 4.500%, 09/01/26	2,900,000	2,900,000
MGM Resorts International, 4.625%, 09/01/26	1,900,000	1,928,500
NCL Corp., Ltd., 144A, 4.750%, 12/15/21 (d)	1,950,000	2,023,125
Regal Entertainment Group, 5.750%, 06/15/23	950,000	986,813
Scientific Games International, Inc., 144A, 7.000%, 01/01/22 (d)	1,900,000	2,006,875
Scientific Games International, Inc., 10.000%, 12/01/22	1,950,000	2,147,437
		20,942,000
Media: 10.1%
AMC Networks, Inc., 4.750%, 08/01/25	950,000	944,063
Altice Financing SA, 144A, 6.625%, 02/15/23 (d)	2,000,000	2,099,200
Altice Financing SA, 144A, 7.500%, 05/15/26 (d)	1,250,000	1,334,375
Altice Luxembourg SA, 144A, 7.750%, 05/15/22 (d)	475,000	468,469
CBS Radio, Inc., 144A, 7.250%, 11/01/24 (d)	900,000	953,438
Cablevision Systems Corp., 5.875%, 09/15/22	1,000,000	987,500
CCO Holdings LLC/CCO Holdings Capital Corp., 144A, 4.000%, 03/01/23 (d)	950,000	942,875
CCO Holdings LLC/Capital Corp., 144A, 5.375%, 05/01/25 (d)	900,000	929,538

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Media, continued
CCO Holdings LLC/Capital Corp., 144A, 5.750%, 02/15/26 (d)	$2,000,000	$2,082,500
CCO Holdings LLC/Capital Corp., 144A, 5.500%, 05/01/26 (d)	1,000,000	1,027,500
CCO Holdings LLC/Capital Corp., 144A, 5.125%, 05/01/27 (d)	1,975,000	1,950,313
Clear Channel Worldwide Holdings, Inc., 7.625%, 03/15/20	1,000,000	983,750
CSC Holdings LLC, 144A, 10.125%, 01/15/23 (d)	1,900,000	2,144,625
E.W. Scripps Co., The, 144A, 5.125%, 05/15/25 (d)	1,450,000	1,446,375
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (d)	2,000,000	2,045,000
Harland Clarke Holdings Corp., 144A, 9.250%, 03/01/21 (d)	1,000,000	1,017,500
Harland Clarke Holdings Corp., 144A, 8.375%, 08/15/22 (d)	900,000	936,855
Nexstar Broadcasting, Inc., 144A, 6.125%, 02/15/22 (d)	2,000,000	2,080,000
Nexstar Broadcasting, Inc., 144A, 5.625%, 08/01/24 (d)	950,000	983,250
SFR Group SA, 144A, 6.000%, 05/15/22 (d)	2,000,000	2,027,500
SFR Group SA, 144A, 6.250%, 05/15/24 (d)	2,850,000	2,867,812
SFR Group SA, 144A, 7.375%, 05/01/26 (d)	900,000	927,000
Sinclair Television Group, Inc., 144A, 5.625%, 08/01/24 (d)	1,000,000	1,033,750
Sirius XM Radio, Inc., 144A, 5.375%, 04/15/25 (d)	3,000,000	3,131,250
Sirius XM Radio, Inc., 144A, 5.375%, 07/15/26 (d)	1,950,000	2,025,563
Virgin Media Finance PLC, 144A, 6.000%, 10/15/24 (d)	950,000	978,500
Virgin Media Secured Finance PLC, 144A, 5.500%, 08/15/26 (d)	1,450,000	1,489,875
VTR Finance BV, 144A, 6.875%, 01/15/24 (d)	1,900,000	2,009,250
		41,847,626
Real Estate: 1.4%
Greystar Real Estate Partners LLC, 144A, 5.750%, 12/01/25 (d)	950,000	980,875
Kennedy-Wilson, Inc., 5.875%, 04/01/24	1,850,000	1,914,749
iStar, Inc., 6.500%, 07/01/21	1,500,000	1,561,875
iStar, Inc., 6.000%, 04/01/22	1,000,000	1,037,500
iStar, Inc., 5.250%, 09/15/22	500,000	504,375
		5,999,374
Retail: 4.5%
Cumberland Farms, Inc., 144A, 6.750%, 05/01/25 (d)	1,900,000	2,018,749
JC Penney Corp., Inc., 5.650%, 06/01/20	2,000,000	1,832,500
KFC Holding/Pizza Hut Holdings/Taco Bell of America, 144A, 4.750%, 06/01/27 (d)	1,900,000	1,947,500
New Red Finance, Inc., 144A, 4.250%, 05/15/24 (d)	1,900,000	1,900,000
New Red Finance, Inc., 144A, 5.000%, 10/15/25 (d)	1,950,000	1,974,375
Performance Food Group, Inc., 144A, 5.500%, 06/01/24 (d)	1,950,000	2,018,250

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Retail, continued
PetSmart, Inc., 144A, 8.875%, 06/01/25 (d)	$1,250,000	$759,375
PetSmart, Inc., 144A, 5.875%, 06/01/25 (d)	1,950,000	1,506,375
Sally Holdings LLC/Capital, Inc., 5.625%, 12/01/25	3,400,000	3,400,000
SUPERVALU, Inc., 7.750%, 11/15/22	1,200,000	1,185,000
		18,542,124
Services: 3.5%
Ahern Rentals, Inc., 144A, 7.375%, 05/15/23 (d)	950,000	897,750
Aramark Services, Inc., 144A, 5.000%, 04/01/25 (d)	950,000	1,005,860
Aramark Services, Inc., 4.750%, 06/01/26	950,000	966,625
Ashtead Capital, Inc., 144A, 5.625%, 10/01/24 (d)	475,000	505,875
Iron Mountain, Inc., 5.750%, 08/15/24	950,000	966,625
Iron Mountain, Inc., 144A, 5.250%, 03/15/28 (d)	1,000,000	1,000,000
Iron Mountain US Holdings, Inc., 144A, 5.375%, 06/01/26 (d)	475,000	490,438
KAR Auction Services, Inc., 144A, 5.125%, 06/01/25 (d)	950,000	976,125
Michael Baker International LLC, 144A, 8.750%, 03/01/23 (d)	1,000,000	970,000
Prime Security Services Borrower LLC/Finance, Inc., 144A, 9.250%, 05/15/23 (d)	1,000,000	1,112,500
Staples, Inc., 144A, 8.500%, 09/15/25 (d)	1,900,000	1,762,250
United Rentals North America, Inc., 5.750%, 11/15/24	950,000	1,003,437
Vertiv Intermediate Holding Corp., 144A, 12.000%, 02/15/22 (d)	1,000,000	1,078,750
West Corp., 144A, 8.500%, 10/15/25 (d)	1,900,000	1,885,750
		14,621,985
Technology & Electronics: 5.4%
CommScope Technologies LLC, 144A, 5.000%, 03/15/27 (d)	1,400,000	1,403,500
CommScope, Inc., 144A, 5.500%, 06/15/24 (d)	950,000	991,563
Dell International LLC/EMC Corp, 144A, 5.875%, 06/15/21 (d)	1,450,000	1,508,000
Dell International LLC/EMC Corp, 144A, 7.125%, 06/15/24 (d)	1,450,000	1,588,101
Entegris, Inc., 144A, 4.625%, 02/10/26 (d)	950,000	969,000
Exela Intermediate LLC/Finance, Inc., 144A, 10.000%, 07/15/23 (d)	975,000	953,063
First Data Corp., 144A, 5.000%, 01/15/24 (d)	2,900,000	2,994,250
HNA Echotech Panorama Cayman Co. Ltd., 144A, 8.000%, 04/15/21 (d)	1,600,000	1,696,000
Micron Technology, Inc., 144A, 5.250%, 01/15/24 (d)	1,000,000	1,043,750
Micron Technology, Inc., 5.500%, 02/01/25	1,000,000	1,051,250
Syniverse Foreign Holdings Corp., 144A, 9.125%, 01/15/22 (d)	1,000,000	1,020,000
Syniverse Holdings, Inc., 9.125%, 01/15/19	1,021,000	1,024,828
TIBCO Software, Inc., 144A, 11.375%, 12/01/21 (d)	2,000,000	2,183,760
TTM Technologies, Inc., 144A, 5.625%, 10/01/25 (d)	1,900,000	1,952,250

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Technology & Electronics, continued
VeriSign, Inc., 4.750%, 07/15/27	$950,000	$976,125
Western Digital Corp., 144A, 7.375%, 04/01/23 (d)	1,000,000	1,081,250
		22,436,690
Telecommunications: 10.0%
C&W Senior Financing Designated Activity Co., 144A, 6.875%, 09/15/27 (d)	900,000	945,000
CenturyLink, Inc., 7.500%, 04/01/24	1,900,000	1,900,000
CenturyLink, Inc., 5.625%, 04/01/25	950,000	868,063
Cogent Communications Group, Inc., 144A, 5.375%, 03/01/22 (d)	2,200,000	2,321,000
Equinix, Inc., 5.750%, 01/01/25	1,000,000	1,066,250
Equinix, Inc., 5.375%, 05/15/27	1,500,000	1,608,750
Frontier Communications Corp., 8.500%, 04/15/20	1,916,000	1,595,070
Frontier Communications Corp, 10.500%, 09/15/22	3,500,000	2,655,624
Frontier Communications Corp., 6.875%, 01/15/25	900,000	587,250
Frontier Communications Corp., 11.000%, 09/15/25	1,450,000	1,073,000
Inmarsat Finance PLC, 144A, 6.500%, 10/01/24 (d)	1,900,000	1,933,250
Level 3 Financing, Inc., 5.375%, 01/15/24	1,950,000	1,952,438
Level 3 Financing, Inc., 5.250%, 03/15/26	1,000,000	984,050
Level 3 Parent, LLC, 5.750%, 12/01/22	900,000	905,895
Sprint Communications, Inc., 7.000%, 08/15/20	2,900,000	3,081,250
Sprint Communications, Inc., 6.000%, 11/15/22	2,000,000	2,005,000
Sprint Corp., 7.250%, 09/15/21	2,400,000	2,547,000
Sprint Corp., 7.875%, 09/15/23	1,000,000	1,067,500
Sprint Corp., 7.125%, 06/15/24	1,000,000	1,020,000
T-Mobile USA, Inc., 6.625%, 04/01/23	1,000,000	1,045,000
T-Mobile USA, Inc., 6.000%, 04/15/24	2,000,000	2,125,000
T-Mobile USA, Inc., 6.375%, 03/01/25	1,000,000	1,072,500
T-Mobile USA, Inc., 5.125%, 04/15/25	500,000	520,625
T-Mobile USA, Inc., 6.500%, 01/15/26	1,000,000	1,093,750
Uniti Group, LP/CSL Capital LLC, 144A, 7.125%, 12/15/24 (d)	1,000,000	915,000
ViaSat, Inc., 144A, 5.625%, 09/15/25 (d)	950,000	961,875
Windstream Services LLC, 7.750%, 10/15/20	2,400,000	2,040,000
Zayo Group LLC/ Zayo Capital, Inc., 6.375%, 05/15/25	1,400,000	1,485,750
		41,375,890
Transportation: 0.8%
Air Canada, 144A, 7.750%, 04/15/21 (d)	1,150,000	1,311,000
Great Lakes Dredge & Dock Corp., 8.000%, 05/15/22	2,000,000	2,102,500
		3,413,500
Utility: 1.6%
Atlantica Yield PLC, 144A, 7.000%, 11/15/19 (d)	900,000	952,875
Calpine Corp., 5.500%, 02/01/24	1,900,000	1,816,875
Calpine Corp., 144A, 5.250%, 06/01/26 (d)	500,000	491,880
NextEra Energy Operating Partners LP, 144A, 4.500%, 09/15/27 (d)	1,425,000	1,421,437

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued

CORPORATE BONDS, continued

Utility, continued
TerraForm Power Operating LLC, 144A, 4.250%, 01/31/23 (d)	$1,000,000	$993,750
TerraForm Power Oprtating LLC, 144A, 5.000%, 01/31/28 (d)	900,000	892,125
		6,568,942
TOTAL CORPORATE BONDS
(Cost $380,020,672)		384,576,368

LOANS: 2.2%

Media: 0.2%
iHeartCommunications, Inc., 3 month USD LIBOR + 6.750%, 06/30/19	1,000,000	752,915

Retail: 1.3%
Charlotte Russe, Inc., 3 month USD LIBOR + 5.500%, 05/21/19	7,783,547	3,142,607
JC Penney Corp., Inc., 3 month USD LIBOR + 4.250%, 06/23/23	2,406,257	2,256,468
		5,399,075
Telecommunications: 0.7%
PRWireless, Inc., 3 month USD LIBOR + 5.250%, 06/29/20 (b)	2,895,005	2,797,299

TOTAL LOANS
(Cost $13,883,568)		8,949,289

TOTAL BONDS
(Cost $393,904,240)		393,525,657

CERTIFICATES OF DEPOSIT: 0.3%
Beneficial State Bank, 0.500%, 01/21/18	200,000	200,000
Beneficial State Bank, 0.500%, 05/10/18	100,074	100,074
Beneficial State Bank, FSB CDARS, 0.400%, 04/26/18	100,260	100,260
Self Help Credit Union, 1.050%, 01/04/18	100,000	100,000
Shared Interest, Inc., 0.700%, 09/30/18	500,000	500,000
Urban Partnership Bank, 0.300%, 07/01/18	100,539	100,539
Urban Partnership Bank, 0.300%, 08/03/18	100,076	100,076

TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,200,949)		1,200,949

MONEY MARKET: 2.7%
Beneficial State Bank Money Market Account, 0.200% (e)	200,813	200,813
State Street Institutional U.S. Government Money Market Fund, 1.207% (f)(g)	10,809,743	10,809,743
(Cost $11,010,556)		11,010,556

TOTAL INVESTMENTS: 98.7%
(Cost $408,856,743)		408,046,750

OTHER ASSETS AND LIABILITIES—
(NET): 1.3%		5,259,186

NET ASSETS: 100.0%		$413,305,936

(a)	Non-income producing security.

(b)	Illiquid security.

(c)	Security valued using significant unobservable inputs.

(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(e)	Rate shown represents annualized 30-day yield as of December 31, 2017.

(f)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(g)	Premier Class shares

3-month USD LIBOR 3-month USD London Interbank Offered Rate as of December 31, 2017 is 1.694%.

LIBOR	London Interbank Offered Rate as of December 31, 2017 is 1.429%.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Schedule of Investments, continued

Pax Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
AFFILIATED INVESTMENT COMPANIES: 96.9%
Pax Core Bond Fund (a)	69,273,277	$695,503,701
Pax ESG Beta Dividend Fund (a)	12,965,138	149,099,087
Pax Large Cap Fund (a)	67,837,134	717,038,507
Pax MSCI EAFE ESG Leaders Index Fund (a)	26,348,540	242,143,087
Pax Mid Cap Fund (a)	12,404,360	138,184,566

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,852,576,071)		1,941,968,948

MONEY MARKET: 3.0%
State Street Institutional U.S. Government Money Market Fund, 1.207% (b)(c)	59,370,047	59,370,047
(Cost $59,370,047)

TOTAL INVESTMENTS: 99.9%
(Cost $1,911,946,118)		2,001,338,995

OTHER ASSETS AND LIABILITIES—
(NET): 0.1%		1,026,879

NET ASSETS: 100.0%		$2,002,365,874

(a)	Institutional Class shares

(b)	Rate shown represents annualized 7-day yield as of December 31, 2017.

(c)	Premier Class shares

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Statements of Assets and Liabilities

	Large Cap Fund	Mid Cap Fund	Small Cap Fund
ASSETS
Investments, at cost - Note A	$538,071,121	$114,117,310	$748,276,029

Investments in unaffiliated issuers, at value	$718,775,175	$140,622,834	$860,956,571
Investments in affiliated issuers, at value	—	—	—
Total investments, at value - Note A1	718,775,175	140,622,834	860,956,571
Cash	97,516	—	—
Foreign currency at value (cost $9,290; $55,504; $11,846; $775; and $879,439, respectively)	—	9,290	55,906
Prepaid expenses	12,601	17,322	39,017
Receivables:
Capital stock sold	—	—	2,120,849
Dividends and interest - Note A	1,001,841	57,298	467,500
Investment securities sold	—	—	5,517,428
Investment Adviser reimbursement	—	—	—
Other	269	1,212	12,627
Total Assets	719,887,402	140,707,956	869,169,898

LIABILITIES
Collateral on securities loaned, at value	—	884,000	31,300,274
Payables:
Capital stock reacquired	—	—	1,444,414
Investment securities purchased	—	—	4,354,874
Dividend payable - Note A	—	—	—
Payable to bank	—	—	—
Accrued expenses:
Investment advisory fees - Note B	395,332	88,223	527,868
Distribution expense	158	244	53,200
Compliance expense	—	1,326	1,087
Transfer agent fees	4,283	1,642	130,771
Printing and other shareholder communication fees	8,722	7,754	678
Custodian fees	52,150	14,755	61,859
Legal and audit fees	39,793	25,687	37,631
Other accrued expenses	—	23,067	44,745
Total Liabilities	500,438	1,046,698	37,957,401
NET ASSETS	$719,386,964	$139,661,258	$831,212,497

[1]	Investments at market value include securities loaned. At December 31, 2017, the Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund, Global Women’s Index Fund, and Core Bond Fund had a total market value of securities on loan of $10,852,303; $79,468,576; $10,866,030; $7,284,802; $4,692,333 and $53,027,759, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

ESG Beta Quality Fund	ESG Beta Dividend Fund	EAFE ESG Leaders Index Fund	Global Women’s Index Fund	Global Environmental Markets Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$127,231,960	$121,026,885	$604,660,878	$154,973,983	$480,219,528	$704,581,341	$408,856,743	$1,911,946,118

$213,820,704	$149,645,346	$682,186,854	$182,018,272	$613,101,123	$703,804,633	$408,046,750	$59,370,047
—	—	—	—	—	—	—	1,941,968,948
213,820,704	149,645,346	682,186,854	182,018,272	613,101,123	703,804,633	408,046,750	2,001,338,995
—	4,168	—	—	71,416	—	106,361	—
—	—	11,901	861	878,743	—	—	—
—	—	—	—	19,222	7,844	25,928	—

62,579	—	1,836,792	479,202	1,924,601	3,786	609,310	2,005,197
239,287	246,426	958,580	255,823	429,708	3,954,634	5,933,134	1,239,103
—	—	—	—	—	—	—	—
—	—	—	—	60,735	—	—	—
20,552	1,047	935,727	32,384	16,417	10,757	—	—
214,143,122	149,896,987	685,929,854	182,786,542	616,501,965	707,781,654	414,721,483	2,004,583,295

1,327,350	282,680	—	124,634	—	3,338,160	—	—

20,064	—	76,394	104,970	184,862	21	698,071	512,860
—	—	870,238	288,521	5,967,397	4,055,628	—	1,320,556
—	—	—	—	—	2,326	281,835	—
—	—	518,571	—	—	—	—	—

116,858	83,025	314,576	98,323	398,700	237,090	175,464	67,754
35,911	74	25,949	18,541	35,471	618	44,216	316,251
—	—	—	—	1,176	—	1,234	—
—	—	—	—	72,893	4,513	71,954	—
—	—	—	—	2,569	8,473	11,145	—
—	—	—	—	66,372	73,546	68,624	—
—	—	—	—	34,027	42,201	36,893	—
—	—	—	—	39,618	—	26,111	—
1,500,183	365,779	1,805,728	634,989	6,803,085	7,762,576	1,415,547	2,217,421
$212,642,939	$149,531,208	$684,124,126	$182,151,553	$609,698,880	$700,019,078	$413,305,936	$2,002,365,874

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Statements of Assets and Liabilities, continued

	Large Cap Fund	Mid Cap Fund	Small Cap Fund
Net Assets Represented By:
Paid in Capital	$516,021,884	$110,626,768	$700,504,306
Undistributed (distributions in excess of) net investment income	—	—	—
Accumulated net realized gain (loss)	22,661,026	2,528,966	18,027,656
Net unrealized appreciation (depreciation) of:
Investments and written options	180,704,054	26,505,524	112,680,542
Foreign currency translations	—	—	(7)
NET ASSETS	$719,386,964	$139,661,258	$831,212,497

Individual Investor Class
Net assets	$786,400	$1,191,493	$223,360,395
Capital Shares Outstanding (unlimited/authorized)	74,462	106,945	13,607,504
Net asset value per share	$10.56	$11.14	$16.41
Class A
Net assets			$27,100,428
Capital Shares Outstanding (unlimited/authorized)			1,654,451
Net asset value per share			$16.38
Institutional Class
Net assets	$718,600,564	$138,469,765	$580,751,674
Capital Shares Outstanding (unlimited/authorized)	68,009,836	12,425,971	35,131,142
Net asset value per share	$10.57	$11.14	$16.53

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

ESG Beta Quality Fund	ESG Beta Dividend Fund	EAFE ESG Leaders Index Fund	Global Women’s Index Fund	Global Environmental Markets Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$125,206,089	$120,877,452	$620,895,347	$150,761,305	$477,220,797	$701,076,893	$468,571,923	$1,775,242,777
165,570	3,272	(2,001,946)	(82,064)	(57,889)	(2,326)	(213,735)	18,083,285
684,082	32,023	(12,331,021)	4,426,645	(335,642)	(278,781)	(54,242,259)	119,646,935

86,588,744	28,618,461	77,525,976	27,044,289	132,881,595	(776,708)	(809,993)	89,392,877
(1,546)	—	35,770	1,378	(9,981)	—	—	—
$212,642,939	$149,531,208	$684,124,126	$182,151,553	$609,698,880	$700,019,078	$413,305,936	$2,002,365,874

$164,016,158	$352,789	$123,775,851	$88,332,037	$154,325,197	$2,968,730	$201,953,115	$1,496,146,010
8,327,826	30,682	13,222,113	3,530,500	9,580,382	295,657	29,802,799	66,020,811
$19.69	$11.50	$9.36	$25.02	$16.11	$10.04	$6.78	$22.66

$5,588,999				$15,382,790		$5,798,208
284,498				956,286		854,279
$19.65				$16.09		$6.79

$43,037,782	$149,178,419	$560,348,275	$93,819,516	$439,990,893	$697,050,348	$205,554,613	$506,219,864
2,127,045	12,968,670	60,983,573	3,732,671	27,124,584	69,414,252	30,444,027	21,996,424
$20.23	$11.50	$9.19	$25.13	$16.22	$10.04	$6.75	$23.01

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2017
Statements of Operations

	Large Cap Fund	Mid Cap Fund	Small Cap Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $0; $6,359; $38,228; $54; $0; $1,557,754; $188,862; $437,878; $0; $0 and $0 respectively)	$12,573,583	$1,965,627	$11,217,293
Dividends from affiliate - Note C	—	—	—
Interest	76,181	51,922	291,287
Income from securities lending - Note A	6,985	12,925	94,486
Other income	—	—	—
Total Income	12,656,749	2,030,474	11,603,066

Expenses
Investment advisory fees - Note B	4,990,247	1,136,382	6,279,827
Distribution expenses - Individual Investor (Note B)	962	2,034	628,051
Distribution expenses - Class A (Note B)	—	—	93,897
Distribution expenses - Class R (Note B)	—	—	8,499
Transfer agent fees - Note A	12,386	4,815	1,011,366
Printing and other shareholder communication fees	12,324	3,024	176,209
Custodian fees	81,480	22,744	93,741
Legal fees and related expenses	93,774	50,583	98,224
Trustees' fees and expenses - Note B	49,731	28,317	55,582
Compliance expense	16,848	17,177	20,146
Audit fees	51,965	34,593	50,519
Registration fees	69,613	42,444	83,397
Other expenses	29,012	8,117	33,670
Total Expenses	5,408,342	1,350,230	8,633,128
Less: Advisory fee waiver - Note B	—	—	—
Expenses assumed by Adviser - Note B	—	—	—
Net expenses	5,408,342	1,350,230	8,633,128
Net investment income	7,248,407	680,244	2,969,938
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	98,387,289	13,178,411	21,963,945
Investment in affiliated issuers	—	—	—
Foreign currency transactions	—	2,965	(3,136)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	39,988,495	5,874,759	45,319,849
Investment in affiliated issuers	—	—	—
Foreign currency translation	—	(36)	(160)
Net realized and unrealized gain (loss) on investments and foreign currency	138,375,784	19,056,099	67,280,498

Net increase in net assets resulting from operations	$145,624,191	$19,736,343	$70,250,436

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2017

ESG Beta Quality Fund	ESG Beta Dividend Fund	EAFE ESG Leaders Index Fund	Global Women’s Index Fund	Global Environmental Markets Fund	Core Bond Fund	High Yield Bond Fund	Balanced Fund

$4,249,408	$4,184,776	$17,602,264	$3,683,028	$7,759,714	$23,222	$3,708	$—
—	—	—	—	—	—	—	32,151,805
9,040	7,566	8,230	2,177	74,241	18,991,878	25,347,372	137,372
28,615	12,263	—	7,750	4,502	39,566	—	—
—	—	—	—	—	—	65,929	39,126
4,287,063	4,204,605	17,610,494	3,692,955	7,838,457	19,054,666	25,417,009	32,328,303

1,299,896	923,616	3,176,126	940,419	3,774,603	2,723,107	2,077,930	971,760
406,745	555	297,406	209,046	357,271	5,025	559,880	3,848,632
10,306	—	—	—	38,368	—	12,626	—
2,609	—	1,930	—	4,878	—	1,386	10,483
—	—	—	—	559,075	14,360	485,775	—
—	—	—	—	86,619	12,939	128,192	—
—	—	—	—	94,493	105,726	99,168	—
—	—	—	—	71,164	87,309	68,726	—
—	—	—	—	38,572	45,549	38,380	—
—	—	—	—	18,416	16,455	18,311	—
—	—	—	—	45,805	53,950	49,626	—
—	—	—	—	82,360	69,613	90,071	—
—	—	—	—	22,937	28,414	14,787	—
1,719,556	924,171	3,475,462	1,149,465	5,194,561	3,162,447	3,644,858	4,830,875
—	—	—	—	—	—	—	(194,352)
—	—	—	—	(173,391)	—	—	—
1,719,556	924,171	3,475,462	1,149,465	5,021,171	3,162,447	3,644,858	4,636,523
2,567,507	3,280,434	14,135,032	2,543,490	2,817,286	15,892,219	21,772,151	27,691,780

7,104,679	212,681	5,673,987	6,241,212	18,075,130	763,372	6,124,601	—
—	—	—	—	—	—	—	111,487,706
—	—	(268,117)	5,720	(198,807)	—	—	(12,055)

30,252,181	22,087,907	96,356,096	23,048,538	87,084,065	2,146,891	(2,055,990)	—
—	—	—	—	—	—	—	102,478,725
837	—	76,001	5,011	(6,165)	—	—	17,793
37,357,698	22,300,588	101,837,967	29,300,481	104,954,223	2,910,263	4,068,611	213,972,169

$39,925,205	$25,581,022	$115,972,999	$31,843,971	$107,771,509	$18,802,482	$25,840,762	$241,663,949

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	Year Ended 12/31/17	Period Ended 12/31/16[1]
Increase (Decrease) in Net Assets
Operations
Investment income, net	$7,248,407	$571,176
Net realized gain (loss) on investments and foreign currency transactions	98,387,289	4,728,918
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	39,988,495	140,715,559
Net increase (decrease) in net assets resulting from operations	145,624,191	146,015,653
Distributions to shareholders from:
Net investment income
Individual Investor Class	(4,736)	—
Class A
Institutional Class	(7,210,885)	(537,108)
Class R
Realized gains
Individual Investor Class	(84,125)	—
Class A
Institutional Class	(79,554,457)	—
Class R
Total distributions to shareholders	(86,854,203)	(537,108)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	717,200	1,010
Proceeds from reinvestment of distributions	86,920	—
Cost of shares redeemed	(4,493)	—
Net increase (decrease) from Individual Investor Class transactions	799,627	1,010
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	2,544,197	—
Shares issued in connection with in kind subscription	—	796,895,502
Proceeds from reinvestment of distributions	86,548,028	537,108
Cost of shares redeemed	(219,225,445)	—
Net increase (decrease) from Institutional Class transactions	(130,133,220)	797,432,610
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
NAV of shares issued in connection with in kind subscriptions	—	(152,961,596)
Net increase (decrease) from capital share transactions	(129,333,593)	644,472,024
Net increase (decrease) in net assets	(70,563,605)	789,950,569
Net assets
Beginning of period	789,950,569	—
End of period (1)	$719,386,964	$789,950,569
(1) Includes undistributed net investment income (loss)	$—	$14,991

[1]	Commenced operations on December 12, 2016.

[2]	Commenced operations on March 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

Mid Cap Fund		Small Cap Fund		ESG Beta Quality Fund
Year Ended 12/31/17	Period Ended 12/31/16[2]	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

$680,244	$2,190,047	$2,969,938	$6,372,789	$2,567,507	$1,888,468
13,181,376	1,098,553	21,960,809	21,013,002	7,104,679	17,277,335
5,874,723	20,630,801	45,319,689	87,666,985	30,253,018	(6,843,958)
19,736,343	23,919,401	70,250,436	115,052,776	39,925,204	12,321,845

(2,959)	(3,069)	(351,030)	(1,809,899)	(1,885,804)	(1,418,134)
		(58,113)	(262,699)	(68,358)	(35,441)
(651,484)	(2,179,224)	(2,071,336)	(4,009,698)	(538,531)	(311,119)
		—	(26,154)	—	(10,057)

(87,870)	(2,542)	(3,765,094)	(4,135,100)	(5,389,555)	(14,126,494)
		(566,632)	(598,504)	(184,711)	(355,608)
(10,183,452)	(1,538,463)	(8,413,570)	(7,194,420)	(1,358,085)	(2,370,055)
		—	(72,359)	—	(138,567)
(10,925,765)	(3,723,298)	(15,225,775)	(18,108,833)	(9,425,044)	(18,765,475)

910,461	401,813	61,624,298	77,721,155	11,581,693	13,520,744
90,616	5,513	3,938,892	5,755,645	7,125,272	15,127,470
(122,675)	(111,486)	(129,180,600)	(62,201,999)	(40,487,056)	(23,344,644)
878,402	295,840	(63,617,410)	21,274,801	(21,780,091)	5,303,570

		9,640,883	14,084,352	1,805,111	1,202,387
		578,488	787,871	238,860	365,884
		(24,878,475)	(8,697,571)	(1,587,676)	(345,487)
		(14,659,104)	6,174,652	456,295	1,222,784

169,169	62,107	268,927,524	236,330,266	18,310,653	8,680,004
—	159,614,142
10,834,936	3,717,687	8,708,526	9,377,290	1,646,124	2,292,574
(54,513,869)	(385)	(217,140,698)	(81,623,197)	(9,297,910)	(21,547,104)
(43,509,764)	163,393,551	60,495,352	164,084,359	10,658,867	(10,574,526)

		1,343,627	2,553,886	60,075	493,107
		—	47,716	—	146,735
		(5,989,744)	(1,323,832)	(1,766,489)	(563,672)
		(4,646,117)	1,277,770	(1,706,414)	76,170
—	(10,403,452)
(42,631,362)	153,285,939	(22,427,279)	192,811,582	(12,371,343)	(3,972,002)
(33,820,784)	173,482,042	32,597,382	289,755,525	18,128,817	(10,415,632)

173,482,042	—	798,615,115	508,859,590	194,514,122	204,929,754
$139,661,258	$173,482,042	$831,212,497	$798,615,115	$212,642,939	$194,514,122
$—	$—	$—	$44,010	$165,570	$126,995

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	ESG Beta Dividend Fund
	Year Ended 12/31/17	Period Ended 12/31/16[1]
Increase (Decrease) in Net Assets
Operations
Investment income, net	$3,280,434	$164,011
Net realized gain (loss) on investments and foreign currency transactions	212,681	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	22,087,907	6,530,554
Net increase (decrease) in net assets resulting from operations	25,581,022	6,694,565
Distributions to shareholders from:
Net investment income
Individual Investor Class	(6,438)	—
Class A
Institutional Class	(3,187,814)	(158,371)
Class R
Realized gains
Individual Investor Class	(539)	—
Class A
Institutional Class	(229,153)	—
Class R
Total distributions to shareholders	(3,423,944)	(158,371)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	367,609	10
Proceeds from reinvestment of distributions	6,555	—
Cost of shares redeemed	(53,240)	—
Net increase (decrease) from Individual Investor Class transactions	320,924	10
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	35,312	—
Shares issued in connection with in kind subscription	—	138,387,930
Proceeds from reinvestment of distributions	3,416,958	158,371
Cost of shares redeemed	(13,000,000)	—
Net increase (decrease) from Institutional Class transactions	(9,547,730)	138,546,301
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
NAV of shares issued in connection with in kind subscriptions	—	(8,481,569)
Net increase (decrease) from capital share transactions	(9,226,806)	130,064,742
Net increase (decrease) in net assets	12,930,272	136,600,936
Net assets
Beginning of period	136,600,936	—
End of period (1)	$149,531,208	$136,600,936
(1) Includes undistributed net investment income (loss)	$3,272	$—

[1]	Commenced operations on December 12, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

EAFE ESG Leaders Index Fund		Global Women’s Index Fund		Global Environmental Markets Fund
Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

$14,135,032	$12,714,351	$2,543,490	$1,905,586	$2,817,286	$2,256,058
5,405,870	(10,761,015)	6,246,932	406,588	17,876,323	1,175,658
96,432,097	(3,691,710)	23,053,549	3,414,630	87,077,900	28,100,022
115,972,999	(1,738,374)	31,843,971	5,726,804	107,771,509	31,531,738

(2,888,709)	(2,284,218)	(1,337,614)	(1,286,039)	(528,741)	(631,107)
				(56,756)	(72,507)
(12,664,542)	(10,377,391)	(1,252,556)	(637,546)	(2,014,280)	(1,455,687)
—	(21,975)			—	(7,518)

—	—	(911,492)	—	(4,347,511)	—
				(430,243)	—
—	—	(928,150)	—	(11,964,232)	—
				—	—
(15,553,251)	(12,683,584)	(4,429,812)	(1,923,585)	(19,341,763)	(2,166,819)

47,763,495	54,701,132	24,804,794	15,762,854	40,712,990	36,079,799
2,643,375	2,150,378	2,120,984	1,187,184	4,691,395	589,280
(45,743,529)	(24,612,118)	(27,493,615)	(11,871,295)	(41,826,396)	(29,912,660)
4,663,341	32,239,392	(567,837)	5,078,743	3,577,989	6,756,419

				4,803,904	3,338,849
				438,414	56,133
				(5,977,573)	(5,076,814)
				(735,255)	(1,681,832)

198,735,762	163,386,603	51,128,743	21,617,754	194,316,210	82,907,508

12,038,491	8,998,478	1,718,620	457,256	12,649,209	1,337,553
(132,235,626)	(82,092,606)	(8,232,557)	(5,546,254)	(33,654,349)	(24,991,204)
78,538,627	90,292,475	44,614,806	16,528,756	173,311,070	59,253,857

134,742	562,423			335,410	737,189
—	21,966			—	7,294
(1,330,457)	(357,444)			(3,425,230)	(509,340)
(1,195,715)	226,945			(3,089,820)	235,143

82,006,253	122,758,812	44,046,969	21,607,499	173,063,984	64,563,587
182,426,001	108,336,854	71,461,128	25,410,718	261,493,730	93,928,506

501,698,125	393,361,271	110,690,425	85,279,707	348,205,150	254,276,644
$684,124,126	$501,698,125	$182,151,553	$110,690,425	$609,698,880	$348,205,150
$(2,001,946)	$(350,171)	$(82,064)	$(35,207)	$(57,889)	$(76,594)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Core Bond Fund
	Year Ended 12/31/17	Period Ended 12/31/16[1]
Increase (Decrease) in Net Assets
Operations
Investment income, net	$15,892,219	$730,985
Net realized gain (loss) on investments and foreign currency transactions	763,372	(14,536)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	2,146,891	(2,923,599)
Net increase (decrease) in net assets resulting from operations	18,802,482	(2,207,150)
Distributions to shareholders from:
Net investment income
Individual Investor Class	(42,304)	(66)
Class A
Institutional Class	(15,852,783)	(730,919)
Class R
Realized gains
Individual Investor Class	(4,364)	—
Class A
Institutional Class	(1,023,179)	—
Class R
Total distributions to shareholders	(16,922,630)	(730,985)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	3,311,065	107,830
Proceeds from reinvestment of distributions	46,088	66
Cost of shares redeemed	(494,080)	—
Net increase (decrease) from Individual Investor Class transactions	2,863,073	107,896
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	82,975,921	—
Shares issued in connection with in kind subscription	—	600,830,860
Proceeds from reinvestment of distributions	16,859,170	730,920
Cost of shares redeemed	(7,051,447)	—
Net increase (decrease) from Institutional Class transactions	92,783,644	601,561,780
Class R
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
NAV of shares issued in connection with in kind subscriptions	—	3,760,968
Net increase (decrease) from capital share transactions	95,646,717	605,430,644
Net increase (decrease) in net assets	97,526,569	602,492,509
Net assets
Beginning of period	602,492,509	—
End of period (1)	$700,019,078	$602,492,509
(1) Includes undistributed net investment income (loss)	$(2,326)	$7

[1]	Commenced operations on December 12, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund		Balanced Fund
Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

$21,772,151	$23,675,127	$27,691,780	$25,010,315
6,124,601	(20,886,542)	111,475,651	209,598,162
(2,055,990)	48,381,946	102,496,518	(128,472,228)
25,840,762	51,170,531	241,663,949	106,136,249

(11,466,516)	(13,487,522)	(8,898,099)	(20,540,475)
(337,464)	(372,913)
(10,044,454)	(9,662,124)	(3,417,417)	(4,149,013)
(14,343)	(41,326)	—	(63,448)

—	—	(144,857,198)	(27,424,924)
—	—
—	—	(45,823,936)	(4,661,322)
—	—	—	(105,949)
(21,862,777)	(23,563,885)	(202,996,650)	(56,945,131)

60,328,605	39,365,229	94,095,851	82,777,482
10,754,166	12,515,145	148,520,049	46,086,723
(100,590,330)	(81,001,057)	(380,905,789)	(170,721,222)
(29,507,559)	(29,120,683)	(138,289,889)	(41,857,017)

2,521,209	2,279,150
297,767	270,949
(2,702,362)	(3,330,517)
116,614	(780,418)

73,274,034	45,847,131	228,761,939	59,873,990

7,388,838	7,208,966	46,821,995	8,357,025
(42,536,098)	(60,480,878)	(49,604,993)	(52,446,577)
38,126,774	(7,424,781)	225,978,941	15,784,438

58,321	94,815	421,792	1,392,665
14,197	41,284	—	167,031
(877,900)	(79,728)	(6,966,369)	(1,532,141)
(805,382)	56,371	(6,544,577)	27,555

7,930,447	(37,269,511)	81,144,475	(26,045,024)
11,908,432	(9,662,865)	119,811,774	23,146,094

401,397,504	411,060,369	1,882,554,100	1,859,408,006
$413,305,936	$401,397,504	$2,002,365,874	$1,882,554,100
$(213,735)	$(123,109)	$18,083,285	$7,117,337

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Large Cap Fund
	Year Ended 12/31/17	Period Ended 12/31/16[1]
Individual Investor Class
Shares sold	66,582	102
Shares issued in reinvestment of distributions	8,190	—
Shares redeemed	(412)	—
Net increase (decrease) in shares outstanding	74,360	102

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	239,386	—
Shares issued in in kind subscription	—	79,689,550
Shares issued in reinvestment of distributions	8,150,188	53,604
Shares redeemed	(20,122,892)	—
Net increase (decrease) in shares outstanding	(11,733,318)	79,743,154

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

	ESG Beta Dividend Fund
	Year Ended 12/31/17	Period Ended 12/31/16[1]
Individual Investor Class
Shares sold	35,024	1
Shares issued in reinvestment of distributions	591	—
Shares redeemed	(4,934)	—
Net increase (decrease) in shares outstanding	30,681	1

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	3,451	—
Shares issued in in kind subscription	—	13,838,793
Shares issued in reinvestment of distributions	309,526	15,917
Shares redeemed	(1,199,017)	—
Net increase (decrease) in shares outstanding	(886,040)	13,854,710

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

[1]	Commencement of Operations on December 12, 2016.

[2]	Commencement of Operations on March 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

Mid Cap Fund		Small Cap Fund		ESG Beta Quality Fund
Year Ended 12/31/17	Period Ended 12/31/16[2]	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

80,710	38,617	3,987,956	5,543,358	637,330	785,969
8,156	515	257,954	372,066	366,696	886,027
(10,763)	(10,290)	(8,379,786)	(4,477,132)	(2,206,108)	(1,335,262)
78,103	28,842	(4,133,876)	1,438,292	(1,202,082)	336,734

		626,850	1,007,794	100,972	67,906
		38,071	51,030	12,339	21,483
		(1,588,940)	(619,185)	(83,645)	(20,161)
		(924,019)	439,639	29,666	69,228

15,072	5,951	17,270,957	16,874,824	964,010	507,308
—	15,961,414	—	—	—	—
974,870	348,069	563,915	603,625	82,437	130,881
(4,879,369)	(36)	(13,931,801)	(5,737,566)	(509,915)	(1,203,977)
(3,889,427)	16,315,398	3,903,071	11,740,883	536,532	(565,788)

		87,827	186,713	3,443	27,982
		—	3,119	—	8,653
		(395,092)	(97,729)	(98,567)	(33,376)
		(307,265)	92,103	(95,124)	3,259

ESG Leaders Index Fund		Global Women’s Index Fund		Global Environmental Markets Fund
Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

5,515,881	7,099,277	1,082,859	783,031	2,749,891	2,894,496
296,232	274,700	88,070	58,493	294,192	46,021
(5,154,834)	(3,147,105)	(1,180,407)	(586,206)	(2,777,243)	(2,382,741)
657,279	4,226,872	(9,478)	255,318	266,840	557,776

				323,083	270,899
				27,546	4,400
				(386,717)	(399,469)
				(36,088)	(124,170)

22,849,844	21,525,533	2,182,540	1,057,931	12,731,664	6,612,461
—	—	—	—	—	—
1,367,862	1,170,900	70,269	22,387	788,198	103,437
(15,850,146)	(10,701,836)	(356,803)	(273,532)	(2,233,222)	(2,010,404)
8,367,560	11,994,597	1,896,006	806,786	11,286,640	4,705,494

16,744	72,575			24,488	60,156
—	2,829			—	578
(156,425)	(45,644)			(238,517)	(41,025)
(139,681)	29,760			(214,029)	19,709

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest, continued

	Core Bond Fund
	Year Ended 12/31/17	Period Ended 12/31/16[1]
Individual Investor Class
Shares sold	328,887	10,846
Shares issued in in kind subscription	—	—
Shares issued in reinvestment of distributions	4,573	7
Shares redeemed	(48,656)	—
Net increase (decrease) in shares outstanding	284,804	10,853

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

Institutional Class
Shares sold	8,281,029	—
Shares issued in in kind subscription	—	60,083,086
Shares issued in reinvestment of distributions	1,673,238	73,019
Shares redeemed	(696,120)	—
Net increase (decrease) in shares outstanding	9,258,147	60,156,105

Class R
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

[1]	Commencement of Operations on December 12, 2016.

SEE NOTES TO FINANCIAL STATEMENTS

High Yield Bond Fund		Balanced Fund
Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

8,846,297	6,161,960	4,182,153	3,755,137
—	—	—	—
1,574,174	1,960,488	6,953,188	2,078,479
(14,741,633)	(12,729,382)	(16,590,657)	(7,723,141)
(4,321,162)	(4,606,934)	(5,455,316)	(1,889,525)

368,582	360,864
43,511	42,322
(394,550)	(512,931)
17,543	(109,745)

10,775,047	7,196,109	9,669,399	2,670,613
—	—	—	—
1,085,891	1,133,746	2,161,680	371,971
(6,257,459)	(9,572,756)	(2,191,046)	(2,332,984)
5,603,479	(1,242,901)	9,640,033	709,600

8,593	15,246	18,244	62,567
2,076	6,452	—	7,482
(127,793)	(12,339)	(296,680)	(69,429)
(117,124)	9,359	(278,436)	620

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Large Cap Fund
Individual Investor Class
Year Ended December 31, 2017	$9.91	$0.09	$1.95	$2.04	$0.09	$1.30
Period Ended December 31, 2016[5]	10.00	—	(0.08)	(0.08)	0.01	—
Institutional Class
Year Ended December 31, 2017	$9.91	$0.10	$1.97	$2.07	$0.11	$1.30
Period Ended December 31, 2016[5]	10.00	0.01	(0.09)	(0.08)	0.01	—

Mid Cap Fund
Individual Investor Class
Year Ended December 31, 2017	$10.62	$0.03	$1.41	$1.44	$0.03	$0.89
Period Ended December 31, 2016[6]	10.00	0.14	0.70	0.84	0.12	0.10
Institutional Class
Year Ended December 31, 2017	$10.61	$0.05	$1.42	$1.47	$0.05	$0.89
Period Ended December 31, 2016[6]	10.00	0.14	0.71	0.85	0.14	0.10

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.39	$10.56	20.65%	$786	0.95%	0.82%	0.95%	57%
0.01	9.91	(0.83%)	1	0.96%	1.06%	0.96%	3	%7

$1.41	$10.57	20.96%	$718,601	0.70%	0.94%	0.70%	57%
0.01	9.91	(0.83%)	789,950	0.71%	1.31%	0.71%	3	%7

$0.92	$11.14	13.57%	$1,191	1.14%	0.27%	1.14%	34%
0.22	10.62	8.35%	306	1.15%	1.82%	1.15%	53	%7

$0.94	$11.14	13.91%	$138,470	0.89%	0.45%	0.89%	34%
0.24	10.61	8.41%	173,176	0.90%	1.75%	0.90%	53	%7

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.

[6]	Per share data is reflected from the Fund’s inception date of March 31, 2016.

[7]	For purposes of calculating the turnover ratio for the Large Cap Fund and Mid Cap Fund, transactions related to the in-kind subscription have been excluded (Note C).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2017	$15.34	$0.03	$1.30	$1.33	$0.02	$0.24
Year Ended December 31, 2016	13.30	0.12	2.26	2.38	0.10	0.24
Year Ended December 31, 2015	13.92	0.03	(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.58	0.12	0.83	0.95	0.10	0.51
Year Ended December 31, 2013	10.58	0.10	4.43	4.53	0.11	1.42
Class A
Year Ended December 31, 2017	$15.31	$0.03	$1.30	$1.33	$0.02	$0.24
Year Ended December 31, 2016	13.28	0.12	2.25	2.37	0.10	0.24
Year Ended December 31, 2015	13.90	0.03	(0.56)	(0.53)	0.02	0.07
Year Ended December 31, 2014	13.56	0.13	0.83	0.96	0.11	0.51
Period Ended December 31, 2013[5]	11.83	0.13	3.15	3.28	0.13	1.42
Institutional Class
Year Ended December 31, 2017	$15.44	$0.07	$1.32	$1.39	$0.06	$0.24
Year Ended December 31, 2016	13.38	0.16	2.27	2.43	0.13	0.24
Year Ended December 31, 2015	14.00	0.06	(0.56)	(0.50)	0.05	0.07
Year Ended December 31, 2014	13.65	0.16	0.83	0.99	0.13	0.51
Year Ended December 31, 2013	10.62	0.15	4.44	4.59	0.14	1.42

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.26	$16.41	8.77%	$223,360	1.19%	0.18%	1.19%	56%
0.34	15.34	17.90%	272,159	1.19%	0.82%	1.19%	49%
0.09	13.30	(3.85%)	216,844	1.22%	0.20%	1.23%	48%
0.61	13.92	7.06%	103,508	1.24%	0.88%	1.37%	167%
1.53	13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%

$0.26	$16.38	8.80%	$27,100	1.19%	0.19%	1.19%	56%
0.34	15.31	17.85%	39,477	1.19%	0.84%	1.19%	49%
0.09	13.28	(3.87%)	28,394	1.22%	0.19%	1.23%	48%
0.62	13.90	7.10%	19,698	1.24%	0.91%	1.37%	167%
1.55	13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%

$0.30	$16.53	9.10%	$580,752	0.95%	0.45%	0.95%	56%
0.37	15.44	18.17%	482,315	0.94%	1.14%	0.94%	49%
0.12	13.38	(3.62%)	260,786	0.97%	0.44%	0.98%	48%
0.64	14.00	7.31%	77,469	0.99%	1.14%	1.11%	167%
1.56	13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%

[4]	Not annualized

[5]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Beta Quality Fund
Individual Investor Class
Year Ended December 31, 2017	$16.90	$0.23	$3.45	$3.68	$0.23	$0.66
Year Ended December 31, 2016	17.55	0.16	0.95	1.11	0.16	1.60
Year Ended December 31, 2015	18.26	0.03	0.38	0.41	0.03	1.09
Year Ended December 31, 2014	17.08	0.12	1.87	1.99	0.11	0.70
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37
Class A
Year Ended December 31, 2017	$16.86	$0.23	$3.45	$3.68	$0.23	$0.66
Year Ended December 31, 2016	17.52	0.17	0.93	1.10	0.16	1.60
Year Ended December 31, 2015	18.23	0.04	0.38	0.42	0.04	1.09
Year Ended December 31, 2014	17.06	0.08	1.91	1.99	0.12	0.70
Period Ended December 31, 2013[5]	14.39	—	3.09	3.09	0.05	0.37
Institutional Class
Year Ended December 31, 2017	$17.34	$0.28	$3.55	$3.83	$0.28	$0.66
Year Ended December 31, 2016	17.97	0.19	0.99	1.18	0.21	1.60
Year Ended December 31, 2015	18.66	0.08	0.39	0.47	0.07	1.09
Year Ended December 31, 2014	17.44	0.16	1.91	2.07	0.15	0.70
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37

ESG Beta Dividend Fund
Individual Investor Class
Year Ended December 31, 2017	$9.86	$0.22	$1.67	$1.89	$0.23	$0.02
Period Ended December 31, 2016[6]	9.96	0.01	(0.10)	(0.09)	0.01	—
Institutional Class
Year Ended December 31, 2017	$9.86	$0.24	$1.67	$1.91	$0.25	$0.02
Period Ended December 31, 2016[6]	9.96	0.01	(0.10)	(0.09)	0.01	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.89	$19.69	21.89%	$164,016	0.90%	1.25%	0.90%	36%
1.76	16.90	6.26%	161,041	1.07%	0.93%	1.09%	80%
1.12	17.55	2.20%	161,334	1.24%	0.18%	1.28%	26%
0.81	18.26	11.66%	159,794	1.26%	0.69%	1.32%	29%
0.41	17.08	29.61%	141,698	1.29%	0.18%	1.35%	27%

$0.89	$19.65	21.96%	$5,589	0.90%	1.25%	0.90%	36%
1.76	16.86	6.24%	4,296	1.06%	0.96%	1.09%	80%
1.13	17.52	2.24%	3,251	1.24%	0.20%	1.28%	26%
0.82	18.23	11.68%	1,729	1.26%	0.47%	1.33%	29%
0.42	17.06	21.58%	289	1.29%	0.02%	1.35%	27%

$0.94	$20.23	22.22%	$43,038	0.65%	1.48%	0.65%	36%
1.81	17.34	6.49%	27,580	0.84%	1.08%	0.84%	80%
1.16	17.97	2.50%	38,741	0.99%	0.44%	1.03%	26%
0.85	18.66	11.91%	37,629	1.01%	0.91%	1.07%	29%
0.42	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%

$0.25	$11.50	19.24%	$353	0.90%	2.10%	0.90%	31%
0.01	9.86	(0.89%)	10	0.90%	1.93%	0.90%	0	%7

$0.27	$11.50	19.44%	$149,178	0.65%	2.31%	0.65%	31%
0.01	9.86	(0.89%)	136,601	0.65%	2.18%	0.65%	0	%7

[6]	Per share data is reflected from the Fund’s inception date of December 16, 2016.

[7]	For purposes of calculating the turnover ratio for ESG Beta Dividend Fund, transactions related to the in-kind subscription have been excluded (Note C).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
ESG Leaders Index Fund
Individual Investor Class
Year Ended December 31, 2017	$7.79	$0.21	$1.57	$1.78	$0.21	$—
Year Ended December 31, 2016	8.13	0.20	(0.35)	(0.15)	0.19	—
Year Ended December 31, 2015	8.19	0.16	(0.08)	0.08	0.14	0.007
Period Ended December 31, 2014[5]	8.84	0.20	(0.70)	(0.50)	0.11	0.04
Institutional Class[6]
Year Ended December 31, 2017	$7.65	$0.21	$1.56	$1.77	$0.23	$—
Year Ended December 31, 2016	7.99	0.21	(0.34)	(0.13)	0.21	—
Year Ended December 31, 2015	8.05	0.18	(0.08)	0.10	0.16	0.007
Year Ended December 31, 2014	8.84	0.34	(0.80)	(0.46)	0.29	0.04
Year Ended December 31, 2013	7.23	0.19	1.51	1.70	0.17	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data is reflected from class inception date of March 31, 2014

[6]	Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the “Reorganizations”). Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for periods prior to the Reorganization is that of the Predecessor Fund. Per share data shown for periods prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

					Ratios to average net assets[3]
Total distributions	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.21	$—	$9.36	23.01%	$123,776	0.80%	2.38%	0.80%	42%[9]
0.19	—	7.79	(1.85%)	97,924	0.80%	2.55%	0.80%	44%[9]
0.14	—	8.13	0.91%	67,823	0.80%	1.94%	0.80%	86%[9]
0.15	—	8.19	(5.75%)	37,603	0.80%	2.27%	0.80%	36%[8,9]

$0.23	$—	$9.19	23.34%	$560,348	0.55%	2.47%	0.55%	42%[9]
0.21	—	7.65	(1.63%)	402,694	0.55%	2.76%	0.55%	44%[9]
0.16	—	7.99	1.16%	324,651	0.55%	2.13%	0.55%	86%[9]
0.33	—	8.05	(5.49%)	89,098	0.55%	3.91%	0.55%	36%[8,9]
0.17	0.08	8.84	24.96%	58,549	0.55%	2.34%	0.55%	12%

[7]	Rounds to less than $0.01

[8]	For purposes of calculating turnover ratio for the ESG Leaders Index Fund, transactions related to the Reorganization have been excluded.

[9]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the ESG Leaders Index Fund utilizes one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 16% for the year ended December 31, 2017, 10% for the year ended December 31, 2016, 8% for the year ended December 31, 2015, and 15% for the year ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Index Fund[4]
Individual Investor Class
Year Ended December 31, 2017	$20.56	$0.39	$4.69	$5.08	$0.36	$0.26
Year Ended December 31, 2016	19.75	0.39	0.79	1.18	0.37	—
Year Ended December 31, 2015	20.43	0.33	(0.53)	(0.20)	0.32	0.16
Year Ended December 31, 2014	21.78	0.47	0.84	1.31	0.45	2.21
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—
Institutional Class
Year Ended December 31, 2017	$20.65	$0.43	$4.73	$5.16	$0.42	$0.26
Year Ended December 31, 2016	19.83	0.42	0.82	1.24	0.42	—
Year Ended December 31, 2015	20.52	0.38	(0.54)	(0.16)	0.37	0.16
Year Ended December 31, 2014	21.86	0.39	0.99	1.38	0.51	2.21
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

				Ratios to average net assets
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[3]

$0.62	$25.02	24.86%	$88,332	0.90%	1.69%	0.90%	56	%5
0.37	20.56	6.01%	72,771	0.92%	1.93%	0.92%	49	%5
0.48	19.75	(1.08%)	64,587	0.98%	1.62%	0.98%	50	%5
2.66	20.43	5.95%	55,548	1.09%	2.13%	1.22%	134	%5
0.19	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%

$0.68	$25.13	25.14%	$93,820	0.65%	1.84%	0.65%	56	%5
0.42	20.65	6.30%	37,920	0.67%	2.09%	0.67%	49	%5
0.53	19.83	(0.86%)	20,422	0.74%	1.85%	0.74%	50	%5
2.72	20.52	6.21%	13,146	0.78%	1.73%	0.84%	134	%5
0.22	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%

[4]	Effective June 4, 2014, the Global Women’s Index Fund acquired the assets of the Pax World Global Women’s Equality Fund, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund.

[5]	To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Index Fund utilizes one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 25% for the year ended December 31, 2017, 21% for the year ended December 31, 2016, 25% for the year ended December 31, 2015, and 99% for the year ended December 31, 2014.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2017	$13.16	$0.07	$3.40	$3.47	$0.05	$0.47
Year Ended December 31, 2016	11.96	0.08	1.19	1.27	0.07	—
Year Ended December 31, 2015	12.25	0.04	(0.17)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.80	0.07	(0.42)	(0.35)	0.12	0.08
Year Ended December 31, 2013	9.88	0.07	3.07	3.14	0.20	0.02
Class A
Year Ended December 31, 2017	$13.14	$0.07	$3.40	$3.47	$0.05	$0.47
Year Ended December 31, 2016	11.94	0.08	1.19	1.27	0.07	—
Year Ended December 31, 2015	12.23	0.04	(0.21)	(0.17)	0.04	0.08
Year Ended December 31, 2014	12.78	0.04	(0.38)	(0.34)	0.13	0.08
Period Ended December 31, 2013[5]	10.75	(0.02)	2.29	2.27	0.22	0.02
Institutional Class
Year Ended December 31, 2017	$13.24	$0.10	$3.44	$3.54	$0.09	$0.47
Year Ended December 31, 2016	12.03	0.11	1.20	1.31	0.10	—
Year Ended December 31, 2015	12.31	0.07	(0.21)	(0.14)	0.06	0.08
Year Ended December 31, 2014	12.86	0.08	(0.40)	(0.32)	0.15	0.08
Year Ended December 31, 2013	9.92	0.09	3.10	3.19	0.23	0.02

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.52	$16.11	26.42%	$154,325	1.23%	0.46%	1.26%	18%
0.07	13.16	10.62%	122,610	1.29%	0.61%	1.34%	30%
0.12	11.96	(1.45%)	104,712	1.40%	0.31%	1.41%	22%
0.20	12.25	(2.78%)	96,255	1.40%	0.56%	1.46%	27%
0.22	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%

$0.52	$16.09	26.45%	$15,383	1.23%	0.47%	1.26%	18%
0.07	13.14	10.62%	13,042	1.30%	0.63%	1.34%	30%
0.12	11.94	(1.44%)	13,330	1.40%	0.30%	1.41%	22%
0.21	12.23	(2.73%)	9,763	1.40%	0.31%	1.46%	27%
0.24	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%

$0.56	$16.22	26.79%	$439,991	0.98%	0.67%	1.02%	18%
0.10	13.24	10.91%	209,759	1.04%	0.86%	1.09%	30%
0.14	12.03	(1.21%)	133,930	1.15%	0.55%	1.16%	22%
0.23	12.31	(2.53%)	87,605	1.15%	0.63%	1.21%	27%
0.25	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Individual Investor Class
Year Ended December 31, 2017	$10.01	$0.21	$0.04	$0.25	$0.21	$0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—
Institutional Class
Year Ended December 31, 2017	$10.01	$0.24	$0.04	$0.28	$0.24	$0.01
Period Ended December 31, 2016[5]	9.93	0.01	0.08	0.09	0.01	—

High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2017	$6.71	$0.35	$0.07	$0.42	$0.35	$—
Year Ended December 31, 2016	6.25	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.03	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.44	(0.53)	(0.09)	0.44	0.01
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01
Class A
Year Ended December 31, 2017	$6.72	$0.35	$0.07	$0.42	$0.35	$—
Year Ended December 31, 2016	6.26	0.38	0.45	0.83	0.37	—
Year Ended December 31, 2015	7.04	0.40	(0.78)	(0.38)	0.40	—
Year Ended December 31, 2014	7.57	0.43	(0.51)	(0.08)	0.44	0.01
Period Ended December 31, 2013[8]	7.67	0.29	(0.08)	0.21	0.30	0.01
Institutional Class
Year Ended December 31, 2017	$6.68	$0.36	$0.08	$0.44	$0.37	$—
Year Ended December 31, 2016	6.23	0.39	0.45	0.84	0.39	—
Year Ended December 31, 2015	7.01	0.42	(0.78)	(0.36)	0.42	—
Year Ended December 31, 2014	7.54	0.46	(0.52)	(0.06)	0.46	0.01
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

					Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]		Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.22	$10.04	2.56%		$2,969	0.71%	2.11%	0.71%	60%
0.01	10.01	0.87%		109	0.74%	1.99%	0.74%	1	%6

$0.25	$10.04	2.82%		$697,050	0.46%	2.34%	0.46%	60%
0.01	10.01	0.93%		602,384	0.49%	2.23%	0.49%	1	%6

$0.35	$6.78	6.37%		$201,953	0.99%	5.14%	0.99%	91%
0.37	6.71	13.81%		228,936	0.99%	5.90%	0.99%	111%
0.40	6.25	(5.74%)		242,038	0.96%	5.82%	0.96%	78%
0.45	7.03	(1.41	%)7	351,180	0.98%	5.81%	0.98%	74%
0.49	7.57	6.91%		472,484	0.96%	6.05%	0.96%	58%

$0.35	$6.79	6.36%		$5,798	0.99%	5.13%	0.99%	91%
0.37	6.72	13.80%		5,623	0.98%	5.88%	0.98%	111%
0.40	6.26	(5.73%)		5,923	0.96%	5.87%	0.96%	78%
0.45	7.04	(1.27	%)7	3,061	0.98%	5.80%	0.98%	74%
0.31	7.57	2.78%		786	0.96%	5.87%	0.96%	58%

$0.37	$6.75	6.64%		$205,555	0.74%	5.37%	0.74%	91%
0.39	6.68	13.96%		166,051	0.74%	6.15%	0.74%	111%
0.42	6.23	(5.54%)		162,425	0.71%	6.08%	0.71%	78%
0.47	7.01	(1.05	%)7	201,435	0.73%	6.07%	0.73%	74%
0.48	7.54	7.18%		187,522	0.71%	6.32%	0.71%	58%

[5]	Per share data is reflected from the Fund’s inception date of December 16, 2016.

[6]	For purposes of calculating the turnover rate for the Core Bond Fund, transactions related to the in-kind subscription have been excluded.

[7]	In 2014, the Investment Adviser reimbursed the Fund $90,278 for a realized loss incurred by the Fund due to a trading error. Before the reimbursement from Adviser for the loss on trading error, the difference in the total return for the year would have been less than 0.005% for each class of shares.

[8]	Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Balanced Fund
Individual Investor Class
Year Ended December 31, 2017	$22.34	$0.30	$2.55	$2.85	$0.20	$2.33
Year Ended December 31, 2016	21.76	0.29	0.97	1.26	0.29	0.39
Year Ended December 31, 2015	23.70	0.25	(0.37)	(0.12)	0.20	1.62
Year Ended December 31, 2014	24.47	0.23	1.72	1.95	0.22	2.50
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87
Institutional Class
Year Ended December 31, 2017	$22.63	$0.41	$2.53	$2.94	$0.23	$2.33
Year Ended December 31, 2016	22.04	0.35	0.98	1.33	0.35	0.39
Year Ended December 31, 2015	23.97	0.32	(0.37)	(0.05)	0.26	1.62
Year Ended December 31, 2014	24.73	0.29	1.74	2.03	0.29	2.50
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87

[1]	Based on average shares outstanding during the period.

[2]	Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$2.53	$22.66	13.16%	$1,496,146	0.29%	1.33%	0.30%	14%
0.68	22.34	5.81%	1,596,717	0.77%	1.31%	0.87%	49%
1.82	21.76	(0.53%)	1,596,682	0.87%	1.08%	0.90%	61%
2.72	23.70	8.00%	1,740,414	0.91%	0.91%	0.92%	52%
3.08	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%

$2.56	$23.01	13.42%	$506,220	0.04%	1.79%	0.05%	14%
0.74	22.63	6.06%	279,574	0.52%	1.56%	0.62%	49%
1.88	22.04	(0.23%)	256,640	0.62%	1.34%	0.65%	61%
2.79	23.97	8.21%	248,979	0.66%	1.16%	0.67%	52%
3.14	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%

[3]	Ratios representing periods of less than one year have been annualized.

[4]	Not annualized

[5]	The expense ratio of the Balanced Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds for the year ended December 31, 2017 were 0.61%.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2017
Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Fund Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2017, Trust I offered ten investment funds: Pax Large Cap Fund (the “Large Cap Fund”), Pax Mid Cap Fund (the “Mid Cap Fund”), Pax Small Cap Fund (the “Small Cap Fund”), Pax ESG Beta Quality Fund (the “ESG Beta Quality Fund”), Pax ESG Beta Dividend Fund (the “ESG Beta Dividend Fund”), Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Leaders Fund”), Pax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Pax Core Bond Fund (the “Core Bond Fund”), Pax High Yield Bond Fund (the “High Yield Bond Fund”), and Pax Balanced Fund (the “Balanced Fund”).

Pax World Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Pax Ellevate Global Women’s Index Fund (the “Global Women’s Index Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

The Large Cap Fund, Mid Cap Fund, ESG Beta Dividend Fund, EAFE ESG Leaders Fund, Global Women’s Index Fund, Core Bond Fund and Balanced Fund each offer two classes of shares—Individual Investor Class shares and Institutional Class shares. The Small Cap Fund, ESG Beta Quality Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Individual Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

December 31, 2017

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stock and warrants) of companies that, when purchased, have market capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Mid Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell Midcap Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The ESG Beta Quality Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in large-capitalization domestic equity securities of companies that the Adviser believes have strong Environmental, Social and Governance (ESG) profiles and that exhibit higher “quality” characteristics and reasonable valuations.

The ESG Beta Dividend Fund’s investment objective is income and capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the ESG Beta Dividend Fund seeks capital preservation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities that pay dividends.

December 31, 2017
Notes to Financial Statements, continued

The EAFE ESG Leaders Fund’s investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Leaders Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the MSCI EAFE ESG Leaders Index and in American depositary receipts, global depositary receipts and euro depositary receipts representing component securities of the MSCI EAFE ESG Leaders Index.

The Global Women’s Index Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary Receipts, global depositary receipts and euro depositary receipts representing the component securities of the Women’s Index, or an enhanced, optimized or representative sampling of the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Index Fund would normally invest at least 30% of its assets) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The Global Environmental Markets Fund’s investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers, including those located in emerging markets.

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States Government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB-

December 31, 2017

or higher by Standard and Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Balanced Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective, under normal market conditions, by investing (directly or indirectly through the use of Underlying Funds) approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-40% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

December 31, 2017
Notes to Financial Statements, continued

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Boards have delegated to the Advisers’ Best Execution and Valuation Committee the day-to-day responsibility for making fair value pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any

December 31, 2017

securities for which fair value pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At December 31, 2017, four securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $276,251, representing 0.04% of the Fund’s net asset value and the High Yield Bond Fund held three securities fair valued at $437,486, representing 0.11% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

December 31, 2017
Notes to Financial Statements, continued

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

December 31, 2017

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2017:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$709,783,998	$—	$—	$709,783,998
Cash Equivalents	8,991,177	—	—	$8,991,177
Total	$718,775,175	$—	$—	$718,775,175
Mid Cap
Common Stocks	$133,127,484	$—	$—	$133,127,484
Cash Equivalents	7,495,350	—	—	7,495,350
Total	$140,622,834	$—	$—	$140,622,834
Small Cap
Common Stocks	$793,087,263	$—	$—	$793,087,263
Cash Equivalents	67,869,308	—	—	67,869,308
Total	$860,956,571	$—	$—	$860,956,571
ESG Beta Quality
Common Stocks	$211,250,234	$—	$—	$211,250,234
Cash Equivalents	2,570,470	—	—	2,570,470
Total	$213,820,704	$—	$—	$213,820,704
ESG Beta Dividend
Common Stocks	$148,236,541	$—	$—	$148,236,541
Cash Equivalents	1,408,805	—	—	1,408,805
Total	$149,645,346	$—	$—	$149,645,346
EAFE ESG Leaders
Common Stocks	$28,259,990	$635,451,729	$—	$663,711,719
Preferred Stocks	—	2,914,802	—	2,914,802
Rights	48,508	—	—	48,508
Exchange Traded Funds	15,511,825	—	—	15,511,825
Total	$43,820,323	$638,366,531	$—	$682,186,854
Global Women’s Index
Common Stocks	$119,051,734	$54,534,609	$—	$173,586,343
Preferred Stocks	—	246,015	—	246,015
Exchange Traded Funds	8,008,675	—	—	8,008,675
Cash Equivalents	177,239	—	—	177,239
Total	$127,237,648	$54,780,624	$—	$182,018,272

December 31, 2017
Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
Global Environmental Markets
Common Stocks	$306,093,272	$293,237,511	$—	$599,330,783
Cash Equivalents	13,770,340	—	—	$13,770,340
Total	$319,863,612	$293,237,511	$—	$613,101,123
Core Bond
Community Investment Notes	$—	$3,097,619	$276,251	$3,373,870
Corporate Bonds	—	199,151,991	—	199,151,991
U.S. Gov't Agency Bonds	—	19,760,693	—	19,760,693
Government Bonds	—	5,085,245	—	5,085,245
Municipal Bonds	—	34,827,009	—	34,827,009
U.S. Treasury Notes	—	232,901,778	—	232,901,778
Mortgage-Backed Securities	—	188,850,681	—	188,850,681
Medium Term Certificate of Deposit	—	346,797	—	346,797
Cash Equivalents	19,506,569	—	—	19,506,569
Total	$19,506,569	$684,021,813	$276,251	$703,804,633
High Yield Bond
Common Stocks	$1,872,102	$—	$437,486	$2,309,588
Preferred Stocks	—	—	0	0
Corporate Bonds	—	384,576,368	—	384,576,368
Loans	—	8,949,289	—	8,949,289
Cash Equivalents	11,010,556	1,200,949	—	12,211,505
Total	$12,882,658	$394,726,606	$437,486	$408,046,750
Balanced
Affiliated Investment Companies	$1,941,968,948	$—	$—	$1,941,968,948
Cash Equivalents	59,370,047	—	—	59,370,047
Total	$2,001,338,995	$—	$—	$2,001,338,995

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Core Bond Fund
Bonds and Community Investment Notes
Balance as of December 31, 2016	$265,516
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	0
Purchases/Received in Exchange	276,251
Sales/Maturities	—
Transfers in to and/or out of Level Three	(265,516)
Balance as of December 31, 2017	$276,251

December 31, 2017

High Yield Bond Fund
Stocks
Balance as of December 31, 2016	$—
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	(62,615)
Purchases/Received in Exchange	500,101
Sales	—
Transfers in to and/or out of Level Three	—
Balance as of December 31, 2017	$437,486

Transfers in and out of Levels during the year are assumed to be transferred on the last day of the year at their current value. During the year, Level 1 to Level 2 transfers were: $6,488,478 for the Global Environmental Markets Fund and Level 2 to Level 1 transfers were: $21,908,879 for the EAFE ESG Leaders Fund and $1,294,276 for the Global Women’s Index Fund. All such transfers were due to utilization of the pricing vendor’s fair value pricing of foreign securities.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The Core Bond Fund holds a position in a Community Investment note which is valued based on a general obligation by the parent entity to limit investment exposure on the note. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements, and one security based on proprietary methodology derived from publicly available quotes of an affiliated issuer class of shares.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

December 31, 2017
Notes to Financial Statements, continued

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

December 31, 2017

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund’s investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2017, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

December 31, 2017
Notes to Financial Statements, continued

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2017, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Mid Cap	$10,852,303	$884,000	$10,485,647	$517,344
Small Cap	79,468,576	31,300,274	50,998,761	2,830,459
ESG Beta Quality	10,866,030	1,327,350	9,875,954	337,274
ESG Beta Dividend	7,284,802	282,680	7,234,406	232,284
Global Women's Index	4,692,333	124,634	4,708,341	140,642
Core Bond	53,027,759	3,338,160	50,685,401	995,802

*	Non-cash collateral is not included in the financial statements.

For the Large Cap Fund, Mid Cap Fund, Small Cap Fund, ESG Beta Quality Fund, ESG Beta Dividend Fund and Women’s Index Fund all of the securities on loan at December 31, 2017 are classified as Common Stocks in each Fund’s Schedule of Investments. For the Core Bond Fund all of the securities on loan at December 31, 2017 are classified as Corporate Bonds or U.S. Treasury and Agency securities the Fund’s Schedule of Investments.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligation by class of collateral pledge, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Core Bond Fund
U.S. Treasury and Agency Securities	$49,758,084	$—	$—	$—	$49,758,084
Corporate Debt	3,269,675	—	—	—	3,269,675
Total Borrowings	$53,027,759	$—	$—	$—	$53,027,759
Gross amount of recognized liabilities for securities lending transactions					$53,027,759

December 31, 2017

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the “Management Contracts”) with Pax World Management LLC (“PWM”) (now Impax Asset Management LLC) and Pax Ellevate Management LLC (“PEM”), respectively (each, the “Adviser”, and collectively, the “Advisers”). Pursuant to the terms of the Management Contracts, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds’ investment objective, investment programs and policies.

Pursuant to the Management Contracts, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Average Net Asset Value of Fund
Fund	Annual Rate
Large Cap	0.65%
Mid Cap	0.75%
Small Cap	0.75%
ESG Beta Quality	0.65%[1]
ESG Beta Dividend	0.65%[1]
EAFE ESG Leaders	0.55%[1]
Global Women's Index	0.65%[1]
Global Environmental Markets	0.80%
Core Bond	0.40%
High Yield Bond	0.50%
Balanced Fund	0.05%[1,2]

[1]	The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of government agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, the Advisers do not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

[2]	The Adviser voluntarily waived 0.01% of the management fee for the Balanced Fund, resulting in a net fee rate of 0.04%. This arrangement was in effect through December 31, 2017.

December 31, 2017
Notes to Financial Statements, continued

For the year ended December 31, 2017, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$4,990,247
Mid Cap	1,136,382
Small Cap	6,279,827
ESG Beta Quality	1,299,896
ESG Beta Dividend	923,616
EAFE ESG Leaders	3,176,126
Global Women's Index	940,419
Global Environmental Markets	3,774,603
Core Bond	2,723,107
High Yield Bond	2,077,930
Balanced	971,760

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Individual Investor	Class A	Institutional
ESG Beta Quality [1]	0.90%	0.90%	0.65%
ESG Beta Dividend [1]	0.90%		0.65%
EAFE ESG Leaders [1]	0.80%		0.55%
Global Environmental Markets [2]	1.23%	1.23%	0.98%
Global Women's Index [1]	0.90%		0.65%
Balanced Fund [1]	0.30%		0.05%

[1]	Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]	The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent they exceed the expense caps indicated. This reimbursement arrangement may not be amended or terminated without the approval of the Fund’s Board of Trustees before December 31, 2018.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and

December 31, 2017

(vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the year ended December 31, 2017, the dollar amount of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional
Global Environmental Markets	$47,548	$5,015	$120,828

In addition, the Adviser voluntarily waived $194,352 of its management fee from the Balanced Fund.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

December 31, 2017
Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the year ended December 31, 2017 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$434,168,806	$—	$651,405,749	$—
Mid Cap	49,675,015	—	98,956,480	—
Small Cap	447,554,405	—	499,656,528	—
ESG Beta Quality	71,769,096	—	90,241,191	—
ESG Beta Dividend	43,526,289	—	54,027,252	—
EAFE ESG Leaders	316,253,239	—	237,984,007	—
Global Women's Index	122,104,440	—	79,903,532	—
Global Environmental Markets	239,827,052	—	83,317,635	—
Core Bond	198,227,135	320,399,488	160,749,353	239,186,011
High Yield Bond	368,052,090	—	356,019,116	—
Balanced	274,544,242	—	318,000,042	—

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2017 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2017 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$538,071,121	$182,648,786	$1,944,732	$180,704,054
Mid Cap	114,117,310	28,336,673	1,831,149	26,505,524
Small Cap	747,917,508	145,858,874	32,819,811	113,039,063
ESG Beta Quality	127,225,380	86,693,091	97,767	86,595,324
ESG Beta Dividend	120,998,185	29,372,973	725,811	28,647,162
EAFE ESG Leaders	608,238,095	97,968,220	24,019,461	73,948,759
Global Women's Index	155,141,885	30,782,473	3,906,086	26,876,387
Global Environmental Markets	480,555,170	133,023,454	477,501	132,545,953
Core Bond	704,581,341	4,038,360	4,815,068	(776,708)
High Yield Bond	408,921,987	10,000,427	10,875,664	(875,237)
Balanced	1,796,589,332	204,749,663	—	204,749,663

December 31, 2017

At December 31, 2017 the Small Cap Fund, ESG Beta Quality Fund, EAFE ESG Leaders Fund, Global Women’s Index Fund and Global Environmental Markets Fund had unrealized foreign currency gains (losses) of $(7); $(1,545); $35,770; $1,378 and $(9,981), respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not

December 31, 2017
Notes to Financial Statements, continued

the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

There were no purchased options as of and during the year ended December 31, 2017. The Funds did not hold any open written equity option contracts as of December 31, 2017.

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2017, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2017.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2017, the Balanced Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/16	Gross Additions	Gross Reductions	Shares Held at 12/31/17
Balanced
Core Bond	60,156,106	9,808,189	691,018	69,273,277
EAFE ESG Leaders	20,935,664	8,570,325	3,157,449	26,348,540
ESG Beta Dividend	13,854,711	309,444	1,199,017	12,965,138
Large Cap	79,743,155	8,149,575	20,055,596	67,837,134
Mid Cap	16,309,362	973,181	4,878,183	12,404,360

Fund	Value at 12/31/16	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 12/31/17
Balanced
Core Bond	$602,162,621	$15,709,947	$1,056,196	$1,949,117	$695,503,701
EAFE ESG Leaders	160,157,829	5,413,676	(3,128,172)	34,699,754	242,143,087
ESG Beta Dividend	136,607,447	3,187,040	1,170,194	21,134,405	149,099,087
Large Cap	790,254,663	7,190,754	96,764,895	41,328,194	717,038,507
Mid Cap	173,042,330	650,388	15,624,593	3,367,255	138,184,566
Total	$1,862,224,890	$32,151,805	$111,487,706	$102,478,725	$1,941,968,948

[1]	Includes realized capital gain distributions from an affiliated fund, if any.

December 31, 2017

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective fund from or to another fund or account that is or could be considered an affiliate of the fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. Pursuant to these procedures, for the year ended December 31, 2017, the EAFE ESG Leaders Fund and Global Women’s Index Fund engaged in cross-trades. The EAFE ESG Leaders Fund and Global Women’s Index Fund had total purchases of $528,737 and $1,253,090, respectively, and total sales of $1,253,090 and $528,737, respectively. The EAFE ESG Leaders Fund realized net losses of $4,331 and the Global Women’s Index Fund realized net gains of $63 as a result of the sales.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2017, the Core Bond Fund held $37,794,315 or 5.40% of net assets and the High Yield Bond Fund held $210,404,654 or 50.91% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2017, the Core Bond Fund held $5,087,057 of illiquid securities representing 0.73% of net assets and High Yield Bond Fund held $6,377,392 of illiquid securities, representing 1.54% of net assets. The Fund will classify as “illiquid” all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund’s net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

December 31, 2017
Notes to Financial Statements, continued

Security	Acquisition Date Range	Cost	Market Value
Core Bond Fund
CINI Investment Note, 2.000%, 10/31/20	11/01/14 - 11/01/15	$276,251	$276,251
SolarCity Corp., 4.700%, 05/29/25	5/26/15-5/26/15	1,983,245	1,981,602
SolarCity Corp./TES 2017-2 LLC, 144A, 4.120%, 02/20/48	12/8/17-12/8/17	999,934	1,003,672
Master Asset Backed Securities 2007-NCW, 144A, 2.152%, 05/25/37	7/6/17-7/6/17	1,798,986	1,825,532
High Yield Bond Fund
Chaparral Energy, Inc., Class B shares	03/30/17 - 03/30/17	443,204	437,486
Charlotte Russe, Inc., 3 month USD LIBOR+ 5.500%, 05/21/19	05/21/13 - 01/16/15	7,755,015	3,142,607
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
PRWireless, Inc., 3 month USD LIBOR+ 5.250%, 06/29/20	06/27/14 - 06/27/14	2,870,858	2,797,299

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2017 and 2016 was as follows:

	Distributions paid in 2017		Distributions paid in 2016
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$21,849,160	$65,005,043	$537,108	$—
Mid Cap	4,492,596	6,433,169	3,723,298	—
Small Cap	11,603,515	3,622,260	15,321,236	2,787,597
ESG Beta Quality	2,492,693	6,932,351	1,774,751	16,990,724
ESG Beta Dividend	3,194,252	229,692	157,691	680
EAFE ESG Leaders	15,553,251	—	12,683,584	—
Global Women's Index	3,688,140	741,672	1,923,585	—
Global Environmental Markets	3,464,879	15,876,884	2,166,819	—
Core Bond	15,895,087	1,027,617	730,985	—
High Yield	21,862,777	—	23,563,885	—
Balanced	35,128,127	167,868,523	24,752,936	32,192,195

December 31, 2017

As of December 31, 2017, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$740,988	$21,920,038	$—	$180,704,054
Mid Cap	767,434	1,761,532	—	26,505,524
Small Cap	7,376,334	10,292,801	—	113,039,056
ESG Beta Quality	165,570	677,502	—	86,593,778
ESG Beta Dividend	3,272	3,323	—	28,647,161
EAFE ESG Leaders	211,499	—	(10,967,249)	73,984,529
Global Women's Index	2,275,769	2,236,714	—	26,877,765
Global Environmental Markets	—	—	(57,889)	132,535,972
Core Bond	—	—	(281,107)	(776,708)
High Yield	—	—	(54,390,750)	(875,237)
Balanced	18,083,285	4,290,149	—	204,749,663

The Global Environmental Markets Fund elected to defer $57,889 of ordinary losses recognized between November 1, 2017 through December 31, 2017 for its fiscal year ending December 31, 2017; and the Core Bond Fund elected to defer $278,781 of capital losses recognized between November 1, 2017 and December 31, 2017 for its fiscal year ending December 31, 2017. These losses are treated for federal income purposes as if they had occurred on January 1, 2018.

As of December 31, 2017, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
EAFE ESG Leaders	$1,895,584	$9,071,665
High Yield Bond	26,337,964	27,839,051

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, tax treatment related to REITs, partnerships, and PFICs, equalization adjustments and adjustments related to previous fund mergers.

December 31, 2017
Notes to Financial Statements, continued

For the year ended December 31, 2017, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid in Capital
Large Cap	$(47,777)	$47,832	$(55)
Mid Cap	(25,801)	25,801	—
Small Cap	(533,469)	533,469	—
ESG Beta Quality	(36,239)	36,239	—
ESG Beta Dividend	(82,910)	82,939	(29)
EAFE ESG Leaders	(233,556)	233,556	—
Global Women's Index	(177)	177	—
Global Environmental Markets	(198,804)	198,804	—
Core Bond	535	(74)	(461)
High Yield	—	—	—
Balanced	(4,410,316)	8,171,284	(3,760,968)

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2014 through 2017). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2017, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Recent Accounting Pronouncements

In October 2016, the Commission issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization. This final rule modernizes Investment Company reporting by requiring the filing of new forms N-PORT and N-CEN, and amends Regulation S-X disclosures related to derivatives and other disclosures in the financial statements and other filings. The requirements of this final rule in relation to forms N-PORT and N-CEN must be adopted by June 1, 2018. The compliance date for the amendments to Regulation S-X was August 1, 2017. The amended disclosures under Regulation S-X have been incorporated into this report, as applicable.

In October 2016, the Commission issued Final Rule Release No. 33-10233, Investment Company Liquidity Risk Management Programs. This final rule requires funds to establish a liquidity risk management program and enhances disclosures regarding funds’ liquidity. The requirements of this final rule must be adopted by December 1, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

December 31, 2017

In October 2016, the Commission issued Final Rule Release No. 33-10234, Investment Company Swing Pricing. This rule permits certain funds to use swing pricing during periods of heavy redemptions and requires certain disclosures regarding the use of swing pricing in forms filed with the SEC. This final rule will be effective November 19, 2018. Management is currently assessing the impact of this rule to the Funds’ financial statements and other filings.

NOTE F—SUBSEQUENT EVENTS

Pursuant to an announcement made on September 18, 2017 Pax World Management LLC entered into an agreement to be acquired by a wholly-owned subsidiary of Impax Asset Management Group plc, subject to approval of new investment advisory agreements and a new sub-advisory agreement between Pax World Management LLC and Impax Asset Management Ltd., by the Trustees and Shareholders of Pax World Funds (the “Transaction”). Each Board of Trustees of the Funds voted unanimously to approve new investment advisory agreements and new sub-advisory agreements as a result of the Transaction and shareholders approved the new investment advisory agreements and the new sub-advisory agreement between Pax World Management LLC and Impax Asset Management Ltd. on November 29, 2017. The Transaction closed on January 18, 2018 and the Adviser’s name was changed to Impax Asset Management LLC.

Effective with the close of the Transaction on January 18, 2018, Laurence Shadek resigned as an interested Trustee from the Board of Trustees of Trust I, and Lindsey Brace Martinez will serve as an Interested Trustee of the Board of Trustees of Trust I.

December 31, 2017
Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pax World Funds Series Trust I (“Trust I”) (comprising Pax Balanced Fund, Pax ESG Beta Quality Fund, Pax Small Cap Fund, Pax High Yield Bond Fund, Pax Global Environmental Markets Fund, Pax MSCI EAFE ESG Leaders Index Fund (formerly: MSCI International ESG Index Fund), Pax Mid Cap Fund, Pax Core Bond Fund, Pax Large Cap Fund, Pax ESG Beta Dividend Fund (collectively, with Pax Ellevate Global Women’s Index Fund, the “Funds”), and Pax World Funds Series Trust III (“Trust III” and collectively with Trust I, the “Trusts”) (comprising Pax Ellevate Global Women’s Index Fund), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2017, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial highlights

Pax Balanced Fund

Pax ESG Beta Quality Fund

Pax Small Cap Fund

Pax High Yield Bond Fund

Pax Global Environmental Markets Fund

Pax MSCI EAFE ESG Leaders Index Fund (formerly: MSCI International ESG Index Fund)

	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017
Pax Mid Cap Fund	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from March 31, 2016 (commencement of operations) through December 31, 2016
Pax Large Cap Fund Pax ESG Beta Dividend Fund Pax Core Bond Fund	For the year ended December 31, 2017	For the year ended December 31, 2017 and the period from December 12, 2016 (commencement of operations) through December 31, 2016
Funds comprising Trust III	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Pax Ellevate Global Women’s Index Fund	For the year ended December 31, 2017	For each of the two years in the period ended December 31, 2017	For each of the five years in the period ended December 31, 2017

December 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Pax World Funds Series Trust I and Pax World Funds Series Trust III since 2003.

Boston, Massachusetts
February 23, 2018

December 31, 2017

Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax (toll-free) at 800.767.1729 or visiting Pax’s website at www.paxworld.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund’s Form N-Qs may also be obtained by visiting Pax’s website at www.paxworld.com or telephoning Pax (toll-free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2017

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

	QDI%	DRD%
Large Cap	99.94%	100.00%
Mid Cap	100.00%	100.00%
Small Cap	100.00%	100.00%
ESG Beta Quality	100.00%	100.00%
ESG Beta Dividend	100.00%	19.53%
International Index	100.00%	0.00%
Global Women's Index	100.00%	58.44%
Global Environmental Markets	100.00%	99.65%
Core Bond	0.00%	0.00%
High Yield Bond	0.02%	0.02%
Balanced	96.25%	0.00%

For the fiscal year ended December 31, 2017, the Pax EAFE ESG Leaders Index Fund earned foreign source income totaling $18,779,035 and paid $1,431,258 foreign taxes which it intends to pass through its shareholders.

Board Considerations in Approving the New Advisory Agreements and New Subadvisory Agreements (Unaudited)

Review Process. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) of each Trust and a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of each Trust (the “Independent Trustees”), voting separately, approve any new investment advisory contract or subadvisory contract, or any amendment thereof, for any series of the Trusts.

The 1940 Act also requires that the Trustees request and evaluate, and that Impax Asset Management LLC (“IAM”) and Pax Ellevate Management LLC (“PEM”) (each, the “Adviser,” and collectively, the “Advisers”) furnish, such information as may reasonably be necessary for the Trustees of each Trust to evaluate the terms of the relevant Trust’s new advisory agreement (the “New Advisory Agreements”). Similarly, the 1940 Act requires that the Trustees of Trust I request and evaluate, and that each of Impax Asset Management Ltd. and Aperio Group, LLC (“Aperio”) (each, a “Subadviser” and collectively, the “Subadvisers”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate

December 31, 2017

the terms of its respective new subadvisory contract (each, a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”) among Trust I, IAM and such Subadviser.

At a meeting held on September 20, 2017, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreements and recommended that shareholders of the Funds approve the New Advisory Agreements. Also at the September meeting, the Trustees, including a majority of the Independent Trustees, approved the New Subadvisory Agreements and recommended that shareholders of Pax Global Environmental Markets Fund (“GEM”) approve the New Subadvisory Agreement with Impax Asset Management Ltd. The Trustees took such actions after discussion among themselves and with representatives of the Advisers and Impax Asset Management Group plc. (“IPX” and, together with other affiliates, “Impax”) of the information provided to them by the Advisers and the Subadvisers at a telephonic meeting held on May 25, 2017 and in person meetings held on June 6, 2017 and September 13-14, 2017 in connection with the agreement by Impax to acquire indirectly through a wholly-owned subsidiary a majority of the ownership interests in IAM, the investment adviser to each series of Trust I and a controlling shareholder of PEM, the investment adviser to Pax Ellevate Global Women’s Index Fund, the only Trust III Fund (the “Transaction”).

The Independent Trustees were assisted in their evaluation of the New Advisory Agreements and each Subadvisory Agreement (together with the New Advisory Agreements, the “New Agreements”) by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested information and discussed with the Advisers and Impax information that was provided.

The Trustees considered that the Transaction is structured as an indirect purchase by IPX of a majority of the ownership interests in IAM. The Trustees, including the Independent Trustees, considered that the Transaction may be deemed to be an “assignment” of the then-current advisory agreements and the then-current subadvisory agreements (together, the “Existing Agreements”), resulting in the automatic termination of such agreements under the 1940 Act upon the closing of the Transaction. The Trustees considered that the New Agreements would permit the Advisers and the Subadvisers to continue to provide the same services to the Funds that they were then providing, on the same terms, following the Transaction. The Trustees further considered management’s representation that the Transaction was not expected to have a material effect on the management of any Fund.

December 31, 2017

The Trustees, including the Independent Trustees, considered the potential impact of the Transaction on IAM, noting that IAM and Impax share a similar corporate culture and commitment to sustainable investing, and have a long history of working together on GEM. The Trustees also considered the Transaction’s potential impact on the operations, personnel, organizational structure, capitalization and financial and other resources of the Advisers and Impax. The Trustees considered statements made by representatives of the Advisers and Impax as to their expectations regarding the continuity of, and any anticipated changes to, the Advisers’ personnel following the Transaction, including Christopher Brown’s stated intention to retire from IAM effective December 31, 1017. The Trustees considered the expected benefits to the Funds from the Transaction, including potential access to additional resources in investment management, research, operations, compliance, information technology, financial management, marketing and distribution. The Trustees noted that the Transaction may better position the Advisers to attract institutional clients, which may ultimately benefit Fund shareholders by enabling IAM to further deepen its research and investment management resources. The Trustees also considered that IAM and Impax had agreed to bear all costs associated with the Transaction, including the costs of obtaining shareholder approval of the New Advisory Agreements and the New Subadvisory Agreement with Impax Asset Management Ltd.

The Trustees, including the Independent Trustees, considered IAM’s and Impax’s compensation and retention programs, which may result in current and future portfolio managers of the Advisers having ownership interests in Impax. The Trustees also considered the potential conflicts of interest that IAM would have in connection with its oversight of Impax Asset Management Ltd., as well as in connection with IAM’s recommendations regarding the continuation of the subadvisory agreement with Impax Asset Management Ltd., with respect to GEM.

The Trustees, including the Independent Trustees, considered that the Transaction was not expected to cause any reduction in the nature, extent or quality of services now provided to any of the Funds or to have any adverse effect on the Advisers’ or Subadvisers’ ability to fulfill their obligations to the Funds under the New Advisory Agreements and the New Subadvisory Agreements, respectively. The Trustees concluded that providing for the continued management of the Funds by the Advisers and Subadvisers, as applicable, following the Transaction would benefit the Funds.

The Trustees, including the Independent Trustees, also considered their deliberations and conclusions in connection with their recent approval of the Existing Agreements, including with respect to (i) the nature, extent and quality of the Advisers’ and Subadvisers’ services; (ii) the investment performance of each

December 31, 2017

Fund; (iii) the advisory fees paid by each Fund to the relevant Adviser and the sub-advisory fees paid by IAM to the relevant Subadviser relative to each Fund’s Broadridge peer group (or, for GEM, relative to a peer group identified by IAM as emphasizing clean technology investments); (iv) the costs of the services provided by each Adviser and the estimated profitability of each Adviser’s relationship with the relevant Trust; (v) the direct and indirect benefits to IAM and the Subadvisers from their relationships with the respective Funds, including reputational and other “fall out” benefits; and (vi) the extent to which the Advisers and Subadvisers, as applicable, may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees noted that they had approved the continuation of the Existing Agreements for the Funds at their June 7-8, 2017 meeting, after evaluating materials provided in connection with the contract review process at their March and June 2017 meetings.

Conclusions. Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the New Advisory Agreements and to recommend approval of the New Advisory Agreements by shareholders of the Funds. The Trustees, including a majority of the Independent Trustees, also voted to approve the New Subadvisory Agreements and to recommend approval of the New Subadvisory Agreement with Impax Asset Management Ltd. by shareholders of GEM. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the New Agreements would be in the best interests of shareholders of each Fund.

Special Meeting of Shareholders (Unaudited)

A Joint Special Meeting of Shareholders of Trust I and Trust III was held on November 29, 2017 at 1:00 p.m. ET, at the offices of the Trusts at 30 Penhallow Street, Suite 400, Portsmouth, NH.

Fund shareholders were asked to consider and vote on certain Proposals in connection with the purchase by a newly-formed, wholly-owned subsidiary of Impax Asset Management Group plc (“IPX”) of a majority of the ownership interests in PWM, a controlling shareholder of PEM, the investment adviser to the Global Women’s Index Fund. IPX also is the parent company of Impax Asset Management Ltd. (“Impax AM” and, together with IPX and other affiliates, “Impax”), which serves as the investment sub-adviser to Global Environmental Markets Fund, a series of Trust I.

December 31, 2017

The matters voted upon and the number of votes cast for, against, as well as the number of abstentions, as applicable to each matter, are as follows below.

Proposal 1. For shareholders of the Trust I Funds, to approve a new investment advisory agreement between PWM and Trust I, on behalf of each Trust I Fund.

Fund	For	Against	Abstain	Passed
Balanced	46,601,710.771	2,010,544.954	4,418,757.421	Yes
Core Bond	67,776,304.150	10,521.513	22,185.633	Yes
ESG Beta Dividend	13,251,771.033	—	—	Yes
ESG Beta Quality	5,901,393.781	350,901.700	426,389.032	Yes
Global Environmental Markets	16,036,077.161	262,861.741	811,050.171	Yes
High Yield Bond	32,559,710.697	699,431.701	1,734,956.561	Yes
Large Cap	67,691,126.473	803.951	—	Yes
Mid Cap	11,941,594.339	1,361.862	5,973.360	Yes
MSCI ESG EAFE Leaders Index	45,864,264.575	83,654.978	415,049.591	Yes
Small Cap	29,872,690.911	225,895.914	626,609.097	Yes

Proposal 2. For shareholders of Global Women’s Index Fund, to approve a new investment advisory agreement between PEM and Trust III, on behalf of the Global Women’s Index Fund.

Fund	For	Against	Abstain	Passed
Ellevate Global Womens Index	3,107,549.045	65,268.512	233,221.254	Yes

Proposal 3. For shareholders of the Global Environmental Markets Fund, to approve a new sub-advisory agreement between Impax Asset Management Ltd. and PWM with respect to the Global Environmental Markets Fund.

Fund	For	Against	Abstain	Passed
Global Environmental Markets	16,030,339.308	274,804.716	804,845.050	Yes

December 31, 2017

Management of the Funds (Unaudited)

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (67)	Trust I: Trustee (since 2006)	Chair of PWM (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Trustee of Pax World Funds Trust II (2008-2014); member of the Board of Trustees of Franklin & Marshall College (1998-present).	10
Joseph Keefe (64)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)	Chief Executive Officer (2005-2018) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); Americans for Campaign Reform (2003-2014) and Women Thrive Alliance (2009-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-present).	11
Sallie Krawcheck (53)	Trust III: Trustee (since 2014)	Chair of PEM (2014-present); Chief Executive Officer of Ellevest (2016-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014);	1
John Boese (54)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)	Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014).	N/A
Maureen Conley (55)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for PWM; Secretary of Pax World Funds Trust II (2008-2014).	N/A

December 31, 2017

Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Alicia K. DuBois (58)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014).	N/A
Robert Silva (51)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)	Director of Fund Administration for PWM (2014-present) and for PEM (2014-present); Senior Vice President, Fund Accounting and Fund Administration, Huntington Asset Services, Inc. (September 2010 to August 2014); Treasurer and Chief Financial Officer, Unified Series Trust (June 2011 to August 2014); Treasurer and Chief Financial Officer, Capitol Series Trust (September 2013 to August 2014); Treasurer, The Huntington Funds Trust (November 2010 to November 2013); Treasurer, Huntington Strategy Shares (November 2010 to November 2013); Treasurer and Chief Financial Officer, Dreman Contrarian Funds (March 2011 to February 2013); Treasurer, Valued Advisers Trust (February 2013 to December 2013).	N/A

December 31, 2017

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (63)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Accountant at Schwiff, Levy & Polo LLP (2018-present); Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer and Consultant of North Point Advisors, LLC (2004-present).	11
Anne M. Goggin (68)[2]	Trust I: Trustee (since 2017) Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006-2016) and Chair (November 2007-September 2012); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	11
Cynthia Hargadon (62)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisors, LLC (2010-present).	11
D’Anne Hurd (67)[2]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Board Advisor, National Association of Corporate Directors, and private investor (2011-present); Chairman of the Board, Monzite Corporation (2013-present); member of the Board of Directors, Audit (Chair) and Compensation Committees, Peckham Industries, Inc. (2013-present); member of the Board of Directors, Audit and Compensation Committees, Hiperos, LLC (2011-2014); member of the Board of Directors, Governance (Chair), Audit and Compensation Committees, Micronetics, Inc. (2006-2012); Business Advisory Board member, Myomo, Inc. (2012-present).	11

December 31, 2017

Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John L. Liechty (63)[3]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning Solutions, LLC (2010-present); President and CEO, Praxis Mutual Funds (1997-2008).	11
Nancy S. Taylor (62)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston (2005-present); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	11

[1]	Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

[2]	Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. Each committee met 3 times last year.

[3]	Designates a member of the Governance and Compliance Committee. The Governance and Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. Each committee met 3 times last year.

December 31, 2017
Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World Funds through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA 2/18.

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PAX | For Tomorrow®

Pax World Funds
30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

GO PAPERLESS WITH
eDELIVERY AND
SAVE A TREE!

Pax direct shareholders: Go to www.paxworld.com and log in to online account access. Advisor/Brokerage clients: Contact your investment professional.

Printed on recycled paper using soy-based inks.

PAX007655

Item 2.	Code of Ethics.

As of December 31, 2017, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Adrian Anderson, who serves on the Board’s Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson is “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $21,800 and $21,220 for the fiscal years ended December 31, 2017 and 2016, respectively.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2017 and 2016, respectively.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $11,437 and $11,104 for the fiscal years ended December 31, 2017 and 2016, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $0 and $0 for the fiscal years ended December 31, 2017 and 2016, respectively.

(e) (1) To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2017 and 2016, respectively.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.	Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust III

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 21, 2018

By (Signature and Title)		/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 21, 2018